                               [JOHN HANCOCK LOGO]
                             the future is yours (R)

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                 Venture Vantage(R) Variable Annuity Prospectus
                           PREVIOUSLY ISSUED CONTRACTS
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                                   May 2, 2011

This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

                                                                                           JOHN HANCOCK VARIABLE INSURANCE
JOHN HANCOCK VARIABLE INSURANCE TRUST       JOHN HANCOCK VARIABLE INSURANCE TRUST          TRUST
500 Index Trust(1)                          Equity-Income Trust(6)                         Optimized All Cap Trust(1)
Active Bond Trust(1)                        Financial Services Trust                       Optimized Value Trust(1)
All Cap Core Trust(1)                       Franklin Templeton Founding                    Real Estate Securities Trust
All Cap Value Trust(1)                       Allocation Trust                              Real Return Bond Trust(1)
American Asset Allocation Trust             Fundamental Value Trust                        Science & Technology Trust
American Blue Chip Income and Growth        Global Trust(1)                                Short Term Government Income Trust
Trust(1)                                    Global Bond Trust                              Small Cap Growth Trust
American Bond Trust                         Health Sciences Trust                          Small Cap Index Trust(1)
American Fundamental Holdings Trust         High Yield Trust(3,5)                          Small Cap Opportunities Trust
American Global Diversification Trust       International Core Trust                       Small Cap Value Trust
American Global Growth Trust                International Equity Index Trust A(1)          Small Company Value Trust
American Global Small Capitalization Trust  International Opportunities Trust              Smaller Company Growth Trust
American Growth Trust                       International Small Company Trust              Strategic Income Opportunities
American Growth-Income Trust                International Value Trust                      Trust(1,2)
American High-Income Bond Trust             Investment Quality Bond Trust                  Total Bond Market Trust A
American International Trust                Large Cap Trust(1)                             Total Return Trust
American New World Trust                    Lifestyle Aggressive Trust                     Total Stock Market Index Trust(1)
Blue Chip Growth Trust                      Lifestyle Balanced Trust()                     Ultra Short Term Bond Trust
Capital Appreciation Trust                  Lifestyle Conservative Trust                   Utilities Trust(1)
Capital Appreciation Value Trust            Lifestyle Growth Trust                         Value Trust
Core Allocation Trust                       Lifestyle Moderate Trust
Core Allocation Plus Trust                  Mid Cap Index Trust(1)                         BLACKROCK VARIABLE
Core Balanced Trust                         Mid Cap Stock Trust                            SERIES FUNDS, INC.(4)
Core Bond Trust(1)                          Mid Value Trust(1)                             BlackRock Basic Value V. I. Fund
Core Disciplined Diversification            Money Market Trust                             BlackRock Value Opportunities V.
Core Fundamental Holdings                   Natural Resources Trust                        I. Fund
Core Global Diversification                                                                BlackRock Global Allocation V. I.
Core Strategy Trust                                                                        Fund
Disciplined Diversification Trust
                                                                                           PIMCO VARIABLE
                                                                                           INSURANCE TRUST
                                                                                           PIMCO VIT All Asset Portfolio


(1) Not available with Venture Vantage(R) Contracts issued on or after May 1, 2006.
(2)  Successor to "Strategic Bond Trust."
(3)  Successor to "U.S. High Yield Bond Trust."
(4) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.
(5)  Successor to "High Income Trust."
(6)  Successor to "Large Cap Value Trust."

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  10
  EXAMPLES.......................................................  12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  19
  THE COMPANIES..................................................  19
  THE SEPARATE ACCOUNTS..........................................  19
  THE PORTFOLIOS.................................................  20
  VOTING INTEREST................................................  32
V. DESCRIPTION OF THE CONTRACT...................................  33
  ELIGIBLE PLANS.................................................  33
     Eligibility Restrictions....................................  33
  ELIGIBLE GROUPS................................................  33
  ACCUMULATION PERIOD PROVISIONS.................................  33
     Purchase Payments...........................................  33
     Payment Enhancements........................................  34
     Accumulation Units..........................................  36
     Value of Accumulation Units.................................  36
     Net Investment Factor.......................................  36
     Transfers Among Investment Options..........................  37
     Maximum Number of Investment Options........................  38
     Telephone and Electronic Transactions.......................  38
     Special Transfer Services - Dollar Cost Averaging Program...  38
     Special Transfer Services - Asset Rebalancing Program.......  39
     Secure Principal Program....................................
     Withdrawals.................................................  39
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  40
     Special Withdrawal Services - The Income Plan...............  40
     Special Withdrawal Services - The Income Made Easy Program..  40
     Optional Guaranteed Minimum Withdrawal Benefits.............  41
     Death Benefit During Accumulation Period....................  41
     Optional Enhanced Death Benefits............................  43
  PAY-OUT PERIOD PROVISIONS......................................  44
     General.....................................................  44
     Annuity Options.............................................  44
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  48
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  48
     Transfers During Pay-out Period.............................  48
     Death Benefit During the Pay-Out Period.....................  49
     Optional Guaranteed Minimum Income Benefit..................  49
  OTHER CONTRACT PROVISIONS......................................  49
     Right to Review.............................................  49
     Ownership...................................................  49
     Annuitant...................................................  50
     Beneficiary.................................................  51
     Modification................................................  51
     Our Approval................................................
     Misstatement and Proof of Age, Sex or Survival..............  51
  FIXED INVESTMENT OPTIONS.......................................  51
VI. CHARGES AND DEDUCTIONS.......................................  54
  WITHDRAWAL CHARGES.............................................  54
     Waiver of Applicable Withdrawal Charge - Confinement to
     Eligible Nursing Home.......................................  55
  ANNUAL CONTRACT FEE............................................  55
  ASSET-BASED CHARGES............................................  56
     Administration Fee..........................................  56
     Mortality and Expense Risks Fee.............................  56
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  56
  PREMIUM TAXES..................................................  57
VII. FEDERAL TAX MATTERS.........................................  58
  INTRODUCTION...................................................  58
  OUR TAX STATUS.................................................  58
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  58
  CHARITABLE REMAINDER TRUSTS....................................  59
  NONQUALIFIED CONTRACTS.........................................  59
     Undistributed Gains.........................................  59
     Taxation of Annuity Payments................................  60
     Surrenders, Withdrawals and Death Benefits..................  60
     Taxation of Death Benefit Proceeds..........................  60
     Penalty Tax on Premature Distributions......................  61
     Puerto Rico Nonqualified Contracts..........................  61
     Diversification Requirements................................  61
  QUALIFIED CONTRACTS............................................  62
     Required Minimum Distributions..............................  62
     Penalty Tax on Premature Distributions......................  63
     Rollovers and Transfers.....................................  63
     Section 403(b) Qualified Plans..............................  65
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  65
     Designated Roth Accounts within Qualified Plans.............  65
  SEE YOUR OWN TAX ADVISOR.......................................  65
VIII. GENERAL MATTERS............................................  66
  ASSET ALLOCATION SERVICES......................................  66
  DISTRIBUTION OF CONTRACTS......................................  66
     Standard Compensation.......................................  66
     Revenue Sharing and Additional Compensation.................  66
     Differential Compensation...................................  67
     Contracts Sold Directly Without Payment of Any Sales
     Compensation................................................  67
  TRANSACTION CONFIRMATIONS......................................  68
  REINSURANCE ARRANGEMENTS.......................................  68
  STATEMENTS OF ADDITIONAL INFORMATION...........................  68
     Financial Statements........................................  69
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT...........  E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

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                                   I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York, as applicable.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A separate division of the applicable Separate Account.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means amounts in a Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. The Prospectus primarily describes features of the Venture Vantage(R) Contract issued by John Hancock USA (available October 1993 - April 3, 2009, subject to state availability), and the Venture Vantage(R) Contract issued by John Hancock NY (available November 12, 2007 - April 3, 2009). The Prospectus also describes certain older versions of the Contract issued by John Hancock USA (i.e., those we issued from November 1986 until October 1993). The principal differences between the more recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT IS A PAYMENT ENHANCEMENT?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To have received a higher percentage than that based on the cumulative amount of your Purchase Payments, you must have provided satisfactory evidence that your total Purchase Payments within 13 months of the issue date were enough to justify the higher percentage. If your total Purchase Payments during the 13-month period did not equal or exceed the amount approved, we had the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. IF YOU PURCHASED A CONTRACT FOR ANY QUALIFIED PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN.

You may have elected to purchase additional benefit options when you purchased your Contract. The Contract may offer an optional death benefit and optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C: "Optional Enhanced Death Benefit Riders" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

 MINIMUM INITIAL     MINIMUM ADDITIONAL
PURCHASED PAYMENT     PURCHASED PAYMENT
     $10,000                 $30


There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."

The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit; and
       -  Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefit
       -  Guaranteed Retirement Income Programs - offered by John Hancock USA;
       -  Guaranteed Retirement Income Programs - offered by John Hancock New
          York.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       -  withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL

AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans and Payment Enhancements) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or during the first 7 days of the right to review period if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A TRANSACTION CONFIRMATION?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vantage(R) Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

WITHDRAWAL CHARGE(2)
(as percentage of Purchase Payments)

First Year                               8.5%
Second Year                              8.5%
Third Year                                8%
Fourth Year                               7%
Fifth Year                                6%
Sixth Year                                5%
Seventh Year                              4%
Eighth Year                               3%
Ninth Year                                2%
Thereafter                                0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                               $0


                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (see "VI. Charges and
                       Deductions - Premium Taxes").
                   (2) The charge is taken on a first-in,
                       first-out basis within the specified
                       period of years measured from the date
                       of Purchase Payment.
                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

----------------------------------------------------------------------------------------------------------------
                                                               CONTRACTS   CONTRACTS                  CONTRACTS
                                                  CONTRACTS      ISSUED      ISSUED     CONTRACTS       ISSUED
                                                    ISSUED     1/29/2001    5/6/2003      ISSUED       5/1/2006
                                                   PRIOR TO        TO          TO      5/2/2005 TO        TO
                                                  1/29/2001     5/5/2003    5/1/2005    4/30/2006      4/3/2009
----------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE(1)                               $40          $40         $40          $40           $40
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                  1.25%        1.25%       1.25%        1.25%         1.25%
Administration Fee - asset based                    0.30%        0.30%       0.30%        0.30%         0.30%
                                                    -----        -----       -----        -----         -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES              1.55%        1.55%       1.55%        1.55%         1.55%
(With No Optional Riders Reflected)
----------------------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Annual Step-Up Death Benefit Fee                    0.20%        0.05%       0.20%        0.20%         0.20%
Guaranteed Earnings Multiplier Fee               not offered     0.20%       0.20%        0.20%      not offered
                                                 -----------     -----       -----        -----      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)           1.75%        1.80%       1.95%        1.95%         1.75%
(With Annual Step-Up Death Benefit Fee and
  Guaranteed Earnings Multiplier Fee Reflected)
----------------------------------------------------------------------------------------------------------------


 (1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (4) Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee.


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

---------------------------------------------------------------------------------------------------------



                                                                             INCOME PLUS
                                   INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                       INCOME    FOR LIFE - JOINT   FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                      PLUS FOR         LIFE        (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                        LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                       (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                       STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(1)
                     REVIEW)(1)    New York)(1)      outside   New York)(1)    outside    (issued in  New York)(1)
                                                  New York)(1)              New York)(1) New York)(1)
-------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee            1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee            0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%
-------------------------------------------------------------------------------------------------------------------------------



                     INCOME PLUS FOR   INCOME PLUS FOR
                    LIFE - JOINT LIFE LIFE - JOINT LIFE PRINCIPAL PLUS FOR PRINCIPAL PLUS FOR
                          12.08             12.08            LIFE PLUS          LIFE PLUS     PRINCIPAL PLUS PRINCIPAL
                     (issued outside    (issued in New       AUTOMATIC           SPOUSAL        FOR LIFE(4)   PLUS(5)
                       New York)(1)        York)(1)      ANNUAL STEP-UP(2)    PROTECTION(3)
----------------------------------------------------------------------------------------------------------------------
 Maximum Fee               1.20%             1.20%             1.20%              1.20%            0.75%        0.75%
 Current Fee               0.85%             0.80%             0.70%              0.65%            0.40%        0.30%
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
Optional Guaranteed Retirement Income Programs
(as a percentage of Income Base)
  Guaranteed Retirement Income Program II                          Contracts issued 1/29/2001 - 12/30/2002 0.45%
Optional Triple Protection Death Benefit(6)                        Contracts issued 12/2003 - 12/2004      0.50%
(as a percentage of Triple Protection Death Benefit)
----------------------------------------------------------------------------------------------------------------


 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

     For Riders issued from December 15, 2008 to April 3, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (6) This optional benefit could not be purchased if you elected to purchase Principal Plus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   Minimum(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.73%        1.61%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.53%        1.61%
2002
---------------------------------------------------------------------------------


    (1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Series I Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage(R) Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage(R) Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Variable Insurance Trust.

VENTURE VANTAGE(R) CONTRACTS. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit and Income Plus For Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 1. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,247     $2,170     $2,987     $5,071
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  469     $1,435     $2,435     $5,071
period:
--------------------------------------------------------------------------------------


EXAMPLE 2. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,216     $2,074     $2,812     $4,633
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  439     $1,335     $2,252     $4,633
period:
--------------------------------------------------------------------------------------


The next example assumes that you invest $10,000 in a currently offered Venture Vantage(R) Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 3. Minimum Portfolio operating expenses - Venture Vantage(R) Contract with no optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,022     $1,506     $1,834     $2,637
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  234     $  721     $1,234     $2,637
period:
--------------------------------------------------------------------------------------


PREVIOUSLY ISSUED VENTURE VANTAGE(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST. The next two examples apply to Venture Vantage(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 4 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 4. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders (issued before May 13, 2002)

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,171     $1,947     $2,604     $4,232
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  394     $1,199     $2,031     $4,232
period:
--------------------------------------------------------------------------------------


Example 5 also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest in a Contract with no optional Riders. This example also assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 5. Minimum Portfolio operating expenses - Venture Vantage(R) Contract with no optional Riders (issued before May 13, 2002)

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,002     $1,448     $1,728     $2,424
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  213     $  658     $1,128     $2,424
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                                     AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES     MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
500 INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.46%        0.05%      0.02%       -- --          0.53%          0.00%       0.53%
------------------------------------------------------------------------------------------------------------------
Series II                  0.46%        0.25%      0.02%       -- --          0.73%          0.00%       0.73%
------------------------------------------------------------------------------------------------------------------

ACTIVE BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.60%        0.05%      0.04%       -- --          0.69%          0.00%       0.69%
------------------------------------------------------------------------------------------------------------------
Series II                  0.60%        0.25%      0.04%       -- --          0.89%          0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

ALL CAP CORE
------------------------------------------------------------------------------------------------------------------
Series I                   0.78%        0.05%      0.03%       0.01%          0.87%          0.00%       0.87%
------------------------------------------------------------------------------------------------------------------
Series II                  0.78%        0.25%      0.03%       0.01%          1.07%          0.00%       1.07%
------------------------------------------------------------------------------------------------------------------

ALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
Series I                 0.79%(2)       0.05%      0.05%       -- --          0.89%          0.00%       0.89%
------------------------------------------------------------------------------------------------------------------
Series II                0.79%(2)       0.25%      0.05%       -- --          1.09%          0.00%       1.09%
------------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.30%        0.75%      0.03%       -- --          1.08%          0.00%       1.08%
------------------------------------------------------------------------------------------------------------------
AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.42%        0.75%      0.06%       -- --          1.23%          0.00%       1.23%
------------------------------------------------------------------------------------------------------------------

AMERICAN BOND(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.37%        0.75%      0.03%       -- --          1.15%          0.00%       1.15%
------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.75%      0.03%       0.37%          1.19%          0.00%       1.19%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.75%      0.03%       0.56%          1.38%          0.00%       1.38%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.53%        0.75%      0.07%       -- --          1.35%          0.00%       1.35%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.71%        0.75%      0.10%       -- --          1.56%          0.00%       1.56%
------------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.32%        0.75%      0.04%       -- --          1.11%          0.00%       1.11%
------------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.27%        0.75%      0.04%       -- --          1.06%          0.00%       1.06%
------------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.46%        0.75%      0.08%       -- --          1.29%          0.00%       1.29%
------------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.49%        0.75%      0.06%       -- --          1.30%          0.00%       1.30%
------------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.74%        0.75%      0.12%       -- --          1.61%          0.00%       1.61%
------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                 0.78%(2)       0.05%      0.03%       -- --          0.86%          0.00%       0.86%
------------------------------------------------------------------------------------------------------------------
Series II                0.78%(2)       0.25%      0.03%       -- --          1.06%          0.00%       1.06%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                                     AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES     MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
------------------------------------------------------------------------------------------------------------------
Series I                   0.71%        0.05%      0.03%       -- --          0.79%          0.00%       0.79%
------------------------------------------------------------------------------------------------------------------
Series II                  0.71%        0.25%      0.03%       -- --          0.99%          0.00%       0.99%
------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  0.93%        0.25%      0.04%       0.04%          1.26%          0.00%       1.26%
------------------------------------------------------------------------------------------------------------------

CORE ALLOCATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.12%       0.79%          1.21%       -0.05%(4)      1.16%
------------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
------------------------------------------------------------------------------------------------------------------
Series II                  0.92%        0.25%      0.07%       -- --          1.24%          0.00%       1.24%
------------------------------------------------------------------------------------------------------------------

CORE BALANCED
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.08%       0.78%          1.16%       -0.01%(4)      1.15%
------------------------------------------------------------------------------------------------------------------
CORE BOND
------------------------------------------------------------------------------------------------------------------
Series II                  0.59%        0.25%      0.04%       0.01%          0.89%          0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.08%       0.69%          1.07%       -0.01%(4)      1.06%
------------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.55%      0.06%       0.42%          1.08%       -0.01%(5)      1.07%
------------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.55%      0.05%       0.47%          1.12%          0.00%       1.12%
------------------------------------------------------------------------------------------------------------------

CORE STRATEGY
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.03%       0.49%          0.82%          0.00%       0.82%
------------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.73%        0.25%      0.14%       -- --          1.12%          0.00%       1.12%
------------------------------------------------------------------------------------------------------------------

EQUITY-INCOME
------------------------------------------------------------------------------------------------------------------
Series I                 0.78%(2)       0.05%      0.03%       0.01%          0.87%          0.00%       0.87%
------------------------------------------------------------------------------------------------------------------
Series II                0.78%(2)       0.25%      0.03%       0.01%          1.07%          0.00%       1.07%
------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
------------------------------------------------------------------------------------------------------------------
Series I                   0.82%        0.05%      0.06%       -- --          0.93%          0.00%       0.93%
------------------------------------------------------------------------------------------------------------------
Series II                  0.82%        0.25%      0.06%       -- --          1.13%          0.00%       1.13%
------------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.03%       0.92%          1.24%          0.00%       1.24%
------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.76%        0.05%      0.04%       -- --          0.85%          0.00%       0.85%
------------------------------------------------------------------------------------------------------------------
Series II                  0.76%        0.25%      0.04%       -- --          1.05%          0.00%       1.05%
------------------------------------------------------------------------------------------------------------------

GLOBAL
------------------------------------------------------------------------------------------------------------------
Series I                   0.81%        0.05%      0.10%       -- --          0.96%       -0.02%(6)      0.94%
------------------------------------------------------------------------------------------------------------------
Series II                  0.81%        0.25%      0.10%       -- --          1.16%       -0.02%(6)      1.14%
------------------------------------------------------------------------------------------------------------------

GLOBAL BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.70%        0.05%      0.08%       -- --          0.83%          0.00%       0.83%
------------------------------------------------------------------------------------------------------------------
Series II                  0.70%        0.25%      0.08%       -- --          1.03%          0.00%       1.03%
------------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
------------------------------------------------------------------------------------------------------------------
Series I                   1.05%        0.05%      0.07%       -- --          1.17%          0.00%       1.17%
------------------------------------------------------------------------------------------------------------------
Series II                  1.05%        0.25%      0.07%       -- --          1.37%          0.00%       1.37%
------------------------------------------------------------------------------------------------------------------

HIGH YIELD
------------------------------------------------------------------------------------------------------------------
Series I                   0.66%        0.05%      0.04%       -- --          0.75%          0.00%       0.75%
------------------------------------------------------------------------------------------------------------------
Series II                  0.66%        0.25%      0.04%       -- --          0.95%          0.00%       0.95%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL CORE
------------------------------------------------------------------------------------------------------------------
Series I                   0.89%        0.05%      0.13%       -- --          1.07%          0.00%       1.07%
------------------------------------------------------------------------------------------------------------------
Series II                  0.89%        0.25%      0.13%       -- --          1.27%          0.00%       1.27%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                                     AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES     MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
  INDEX A
------------------------------------------------------------------------------------------------------------------
Series I                   0.53%        0.05%      0.04%       -- --          0.62%          0.00%       0.62%
------------------------------------------------------------------------------------------------------------------
Series II                  0.53%        0.25%      0.04%       -- --          0.82%          0.00%       0.82%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series II                  0.88%        0.25%      0.08%       -- --          1.21%          0.00%       1.21%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY
------------------------------------------------------------------------------------------------------------------
Series I                 0.95%(2)       0.05%      0.14%       -- --          1.14%          0.00%       1.14%
------------------------------------------------------------------------------------------------------------------
Series II                0.95%(2)       0.25%      0.14%       -- --          1.34%          0.00%       1.34%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------
Series I                 0.80%(2)       0.05%      0.13%       -- --          0.98%       -0.01%(6)      0.97%
------------------------------------------------------------------------------------------------------------------
Series II                0.80%(2)       0.25%      0.13%       -- --          1.18%       -0.01%(6)      1.17%
------------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.59%        0.05%      0.05%       -- --          0.69%          0.00%       0.69%
------------------------------------------------------------------------------------------------------------------
Series II                  0.59%        0.25%      0.05%       -- --          0.89%          0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

LARGE CAP
------------------------------------------------------------------------------------------------------------------
Series I                   0.76%        0.05%      0.03%       -- --          0.84%          0.00%       0.84%
------------------------------------------------------------------------------------------------------------------
Series II                  0.76%        0.25%      0.03%       -- --          1.04%          0.00%       1.04%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.03%       0.86%          0.98%          0.00%       0.98%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.03%       0.86%          1.18%          0.00%       1.18%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%       0.70%          0.81%          0.00%       0.81%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%       0.70%          1.01%          0.00%       1.01%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%       0.66%          0.77%          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%       0.66%          0.97%          0.00%       0.97%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%       0.71%          0.82%          0.00%       0.82%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%       0.71%          1.02%          0.00%       1.02%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%       0.68%          0.79%          0.00%       0.79%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%       0.68%          0.99%          0.00%       0.99%
------------------------------------------------------------------------------------------------------------------

MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.47%        0.05%      0.02%       0.02%          0.56%          0.00%       0.56%
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.02%       0.02%          0.76%          0.00%       0.76%
------------------------------------------------------------------------------------------------------------------

MID CAP STOCK
------------------------------------------------------------------------------------------------------------------
Series I                   0.84%        0.05%      0.04%       -- --          0.93%          0.00%       0.93%
------------------------------------------------------------------------------------------------------------------
Series II                  0.84%        0.25%      0.04%       -- --          1.13%          0.00%       1.13%
------------------------------------------------------------------------------------------------------------------

MID VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.95%        0.05%      0.05%       0.02%          1.07%          0.00%       1.07%
------------------------------------------------------------------------------------------------------------------
Series II                  0.95%        0.25%      0.05%       0.02%          1.27%          0.00%       1.27%
------------------------------------------------------------------------------------------------------------------

MONEY MARKET
------------------------------------------------------------------------------------------------------------------
Series I                   0.47%        0.05%      0.03%       -- --          0.55%          0.00%       0.55%
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.03%       -- --          0.75%          0.00%       0.75%
------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
------------------------------------------------------------------------------------------------------------------
Series II                  1.00%        0.25%      0.03%       -- --          1.28%          0.00%       1.28%
------------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
------------------------------------------------------------------------------------------------------------------
Series II                  0.68%        0.25%      0.03%       -- --          0.96%          0.00%       0.96%
------------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  0.69%        0.25%      0.04%       -- --          0.98%          0.00%       0.98%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                                     AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES     MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
REAL ESTATE
  SECURITIES
------------------------------------------------------------------------------------------------------------------
Series I                   0.70%        0.05%      0.03%       -- --          0.78%          0.00%       0.78%
------------------------------------------------------------------------------------------------------------------
Series II                  0.70%        0.25%      0.03%       -- --          0.98%          0.00%       0.98%
------------------------------------------------------------------------------------------------------------------

REAL RETURN BOND
------------------------------------------------------------------------------------------------------------------
Series II                  0.69%        0.25%      0.07%       -- --          1.01%          0.00%       1.01%
------------------------------------------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
Series I                   1.05%        0.05%      0.06%       0.02%          1.18%          0.00%       1.18%
------------------------------------------------------------------------------------------------------------------
Series II                  1.05%        0.25%      0.06%       0.02%          1.38%          0.00%       1.38%
------------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
------------------------------------------------------------------------------------------------------------------
Series I                   0.56%        0.05%      0.07%       -- --          0.68%          0.00%       0.68%
------------------------------------------------------------------------------------------------------------------
Series II                  0.56%        0.25%      0.07%       -- --          0.88%          0.00%       0.88%
------------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   1.06%        0.05%      0.04%       -- --          1.15%          0.00%       1.15%
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.04%       -- --          1.35%          0.00%       1.35%
------------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.48%        0.05%      0.02%       0.08%          0.63%          0.00%       0.63%
------------------------------------------------------------------------------------------------------------------
Series II                  0.48%        0.25%      0.02%       0.08%          0.83%          0.00%       0.83%
------------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series I                   1.00%        0.05%      0.05%       0.07%          1.17%       -0.08%(6)      1.09%
------------------------------------------------------------------------------------------------------------------
Series II                  1.00%        0.25%      0.05%       0.07%          1.37%       -0.08%(6)      1.29%
------------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.04%       0.19%          1.54%          0.00%       1.54%
------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   1.03%        0.05%      0.05%       0.21%          1.34%          0.00%       1.34%
------------------------------------------------------------------------------------------------------------------
Series II                  1.03%        0.25%      0.05%       0.21%          1.54%          0.00%       1.54%
------------------------------------------------------------------------------------------------------------------

SMALLER COMPANY
  GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   1.06%        0.05%      0.05%       -- --          1.16%       -0.12%(6)      1.04%
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.05%       -- --          1.36%       -0.12%(6)      1.24%
------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series I                 0.67%(2)       0.05%      0.09%       0.05%          0.86%          0.00%       0.86%
------------------------------------------------------------------------------------------------------------------
Series II                0.67%(2)       0.25%      0.09%       0.05%          1.06%          0.00%       1.06%
------------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.02%       -- --          0.74%          0.00%       0.74%
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
Series I                   0.68%        0.05%      0.04%       -- --          0.77%          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------
Series II                  0.68%        0.25%      0.04%       -- --          0.97%          0.00%       0.97%
------------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.49%        0.05%      0.03%       -- --          0.57%          0.00%       0.57%
------------------------------------------------------------------------------------------------------------------
Series II                  0.49%        0.25%      0.03%       -- --          0.77%          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------

ULTRA SHORT TERM
  BOND
------------------------------------------------------------------------------------------------------------------
Series II(7)               0.55%        0.25%      0.08%       -- --          0.88%          0.00%       0.88%
------------------------------------------------------------------------------------------------------------------

UTILITIES
------------------------------------------------------------------------------------------------------------------
Series I                   0.83%        0.05%      0.07%       -- --          0.95%          0.00%       0.95%
------------------------------------------------------------------------------------------------------------------
Series II                  0.83%        0.25%      0.07%       -- --          1.15%          0.00%       1.15%
------------------------------------------------------------------------------------------------------------------

VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.74%        0.05%      0.04%       -- --          0.83%          0.00%       0.83%
------------------------------------------------------------------------------------------------------------------
Series II                  0.74%        0.25%      0.04%       -- --          1.03%          0.00%       1.03%
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                                     AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES     MANAGEMENT FEE (12B-1) FEES EXPENSES  AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-----------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES
  FUNDS, INC.:
-----------------------------------------------------------------------------------------------------------------

BLACKROCK BASIC
  VALUE V.I. FUND         0.60%         0.15%      0.07%        -- --         0.82%        0.00%        0.82%
-----------------------------------------------------------------------------------------------------------------
  BlackRock Global
     Allocation
     V.I. Fund            0.65%         0.15%      0.06%        0.02%       0.88%(8)       0.00%        0.88%
-----------------------------------------------------------------------------------------------------------------
  BlackRock Value
     Opportunities
     V.I. Fund            0.75%         0.15%      0.09%        0.01%       1.00%(8)       0.00%        1.00%
-----------------------------------------------------------------------------------------------------------------

PIMCO VARIABLE
  INSURANCE
  TRUST (CLASS M):
-----------------------------------------------------------------------------------------------------------------
  VIT All Asset
     Portfolio(11)        0.43%         0.25%      0.20%      0.66%(9)        1.54%(10,11)-0.03%(12)    1.51%
-----------------------------------------------------------------------------------------------------------------


 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

 (2) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

 (3) The table reflects the combined fees of the feeder fund and the master fund.

 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 (7) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

 (8) The "Total Annual Operating Expenses" do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

 (9) Acquired Portfolio Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio's use of such investments as an investment strategy.

(10) "Total Annual Operating Expenses" excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M Shares.

(11) "Total Annual Operating Expenses" do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

(12) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees, that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
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                                       19
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Variable Insurance Trust; or
       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management
The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).

The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR

A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM),  which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income and Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in equity securities of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.

DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.

DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
ASSET MANAGEMENT (US) LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").


DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND JOHN HANCOCK ASSET
MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED(4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in small cap equity securities.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

INVESCO ADVISERS, INC.(5)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONTINUED)

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities.

                                                  Note: The Ultra Short Term Bond Portfolio is
                                                  not a money market fund. Although the
                                                  Portfolio seeks to preserve the principal
                                                  value of your investment, the Portfolio's
                                                  value fluctuates, and it is possible to lose
                                                  money by investing in this Investment Option.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").


JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
AMERICA) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(7)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(7) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: Although the Money Market Portfolio
                                                  seeks to preserve the principal value of your
                                                  investment, it is possible to lose money by
                                                  investing in this Investment Option. For
                                                  example, the Money Market Portfolio could lose
                                                  money if a security purchased by the Portfolio
                                                  is downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security. Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(8) and securities that as a group
                                                  will behave in a manner similar to the Index.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.

LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and foreign
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.

QS INVESTORS, LLC(9)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000(R)(6) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(10), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(11)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.

T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
     (successor to Large Cap Value Trust)         and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in companies with market
                                                  capitalizations that are within the S&P Midcap
                                                  400(R) Index(7) or the Russell Midcap(R) Value
                                                  Index.(6)

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.

TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(12)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.

WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(13)                         Seeks to realize a market cycle of three to
     (successor to "High Income Trust" and to     five years, consistent with reasonable risk.
     "U.S. High Yield Bond above-average total    To do this, the Portfolio invests at least 80%
     return over Trust")                          of its net assets in high yield securities,
                                                  including corporate bonds, preferred stocks,
                                                  U.S. government and foreign securities,
                                                  mortgage-backed securities, loan assignments
                                                  or participations, and convertible securities.


                    BLACKROCK VARIABLE SERIES FUNDS, INC.(14)
 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.


BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.


                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.


PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management.


 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

 (5) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

 (6) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R) Value Index ranged from $310 million to $19.0 billion.

 (7) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.

 (8) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.

 (9) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.

(10) "MSCI All Country World Excluding USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.

(11) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

(12) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(13) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(14) Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R.-10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:
       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $10,000.

Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a "rollover contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in
Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We impose limits on the minimum amount of Additional Purchase Payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or
       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any Unpaid Loan and minus the annual $40 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Payment Enhancements
When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a "promotional rate" at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

                      PAYMENT ENHANCEMENT PROMOTIONAL RATES

                                        GUARANTEED   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL
CUMULATIVE PURCHASE PAYMENTS               RATE       RATE A(1)     RATE B(2)     RATE C(3)     RATE D(4)     RATE E(5)
------------------------------------------------------------------------------------------------------------------------
Under $500,000                              3.0%         4.0%          5.0%          4.5%          4.0%          5.0%
$500,000-$2.5 million                       4.0%         5.0%          5.5%          5.0%          4.5%          5.5%
Over $2.5 million                           5.0%         6.0%          6.0%          5.5%          5.0%          6.0%
------------------------------------------------------------------------------------------------------------------------

                                        PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL
CUMULATIVE PURCHASE PAYMENTS             RATE F(6)     RATE G(7)     RATE H(8)     RATE I(9)
---------------------------------------------------------------------------------------------
Under $500,000                              4.0%          5.0%          6.0%          5.0%
$500,000-$2.5 million                       4.5%          5.0%          6.0%          6.0%
Over $2.5 million                           5.0%          5.0%          6.0%          6.0%
---------------------------------------------------------------------------------------------




 (1) Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.

 (2) Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.

 (3) Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.

 (4) Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.

 (5) Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.

 (6) Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.

 (7) Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.

 (8) Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.

 (9) Promotional Rate I: Contracts issued on or after June 2, 2008.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We add 3% or more to each Purchase Payment you make.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an IRA under sections 408 or 408A of the Code, during the first 7 days of the right to review period, we would have returned the Purchase Payments if this were greater than the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:
       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and
       -  The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to Additional Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

LETTER OF INTENT. (not available in New York or Oregon). Using a Letter of Intent may have permitted you to receive a larger Payment Enhancement. The next higher Payment Enhancement percentage may have been applied to your initial Purchase Payment if you provided us with satisfactory evidence (referred to as a "Letter of Intent") that your total Purchase Payments in the first 13 months would satisfy the requirement for the higher percentage. Satisfactory evidence requires, but is not limited to, a minimum initial Purchase Payment of at least 50% of the minimum required Purchase Payment for the higher percentage. We reserved the right to recover an amount from your Contract if your total Purchase Payments received within 13 months from the issue date of your Contract do not equal or exceed the amount (promised in your Letter of Intent) used to determine a Payment Enhancement. The amount we may recover is the original amount of Payment Enhancement applied to your Contract minus the amount of Payment Enhancement that would have been applied had you not submitted a Letter of Intent (the "excess Payment Enhancement").

If the value of such accumulation units declined, we would recover the full amount of the excess Payment Enhancement. Therefore, you bear the risk that if your Letter of Intent is not completed, the value of your Contract may have been less than had your Letter of Intent not been executed. If the amount recovered exceeded the Contract Value, we reserved the right to terminate your Contract without value. Amounts recoverable are withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

The promotional rates applicable to the initial Purchase Payment under a Letter of Intent continue in effect for the 13 month Letter of Intent completion period regardless of a termination generally of the promotional rates during such a period.

IF YOU FAILED TO INFORM US THAT YOU INTENDED TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS OF YOUR CONTRACT ISSUE DATE, YOUR CONTRACT MAY HAVE RECEIVED A LOWER PAYMENT ENHANCEMENT PERCENTAGE THAN WOULD OTHERWISE HAVE BEEN AVAILABLE.

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.


Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.

Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions
We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program
We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price

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 We permit you to make certain types of transactions by telephone or electronically through the Internet.
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 We make available Dollar Cost Averaging and Asset Rebalancing programs.
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levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We

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 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
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

currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;
       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;
       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
       -  the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services - The Income Plan
We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.


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 You may make Systematic "Income Plan" withdrawals.
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Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner's death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the minimum death benefit as follows:
       - We limit the minimum death benefit on Venture Vantage(R) Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.
       - During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.
       - After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with partial withdrawals; and (b) the Contract Value on the last day of the ninth Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the partial withdrawals.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and "proof of death," as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
       -  a certified copy of a death certificate; or


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 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
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       -  a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.
       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).
       -  We will waive withdrawal charges for all future distributions.
       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.
       -  If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is

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          not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
       - Alternatively, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


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PAY-OUT PERIOD PROVISIONS

General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary
       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.


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 You have a choice of several different ways of receiving annuity payments from
 us.
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(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

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United States Treasury Regulations may preclude the availability of certain
Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life,

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Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life
Plus Automatic Annual Step-Up optional benefit Rider, as described in Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Series Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provide on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provide on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider; and


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       -  (for Principal Plus for Life, Principal Plus for Life Plus Spousal
          Protection and Principal Plus for Life Plus Automatic Annual Step-Up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       -  the Guaranteed Withdrawal Amount on the Annuity Commencement Date as
          provided by the Rider that you purchased with your Contract; or
       -  the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


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We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

Right to Review
You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or
(b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


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 You had a right to cancel your Contract, within the permitted time.
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 You own the Contract.
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You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").
       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.
       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.

Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or
       -  the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free Withdrawal Amounts," described below, (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:
       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                                WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

First Year                             8.5%
Second Year                            8.5%
Third Year                               8%
Fourth Year                              7%
Fifth Year                               6%
Sixth Year                               5%
Seventh Year                             4%
Eighth Year                              3%
Ninth Year                               2%
Thereafter                               0%


The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)
For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in Good Order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We deduct each year an annual Contract fee of $40. However, if during the Accumulation Period the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we waive the fee. During the Accumulation Period, this Contract fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of that Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on other than the Contract Anniversary, the $40 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administration expenses. We deduct from each Subaccount a daily charge at an annual effective rate of 0.30% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:
       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.
                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.


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CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


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Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or


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       -  if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that

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a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010
On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)

The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


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Required Minimum Distributions
Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions
There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;
       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;
       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or
       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan,

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make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Rollover Distributions
Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.

Conversions and Rollovers to Roth IRAs
You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


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If you converted a Contract issued as a traditional IRA (or other type of
Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
We currently offer a loan privilege to Owners of Contracts issued in connection with section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.)

We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under "Payment Enhancements" above.

The following classes of individuals are eligible for this waiver:
       - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
       - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

TRANSACTION CONFIRMATIONS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements
The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no additional payments are made and there are no partial withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free Withdrawal Amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                8.50%                $4,250
----------------------------------------------------------------------------------------------------------------------------------
          4                  $50,500              $5,000(2)              $45,500                7.00%                $3,185
----------------------------------------------------------------------------------------------------------------------------------
          6                  $60,000             $10,000(3)              $50,000                5.00%                $2,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  $35,000              $5,000(4)            $45,000(4)               4.00%                $1,800
----------------------------------------------------------------------------------------------------------------------------------
          8                  $80,000             $30,000(5)              $50,000                3.00%                $1,500
----------------------------------------------------------------------------------------------------------------------------------
         10                  $70,000             $20,000(6)              $50,000                0.00%                  $0
----------------------------------------------------------------------------------------------------------------------------------


 (1) In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 x $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.
 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).
 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.
 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (5) In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.
 (6) There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

EXAMPLE 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no additional payments are made, and that there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE        AMOUNT             AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                  8.00%                   $0
--------------------------------------------------------------------------------------------------------------------------
      $49,000            $5,000           $3,000(2)               $2,000                8.00%                  $160
--------------------------------------------------------------------------------------------------------------------------
      $52,000            $7,000           $4,000(3)               $3,000                8.00%                  $240
--------------------------------------------------------------------------------------------------------------------------
      $44,000            $8,000             $0(4)                 $8,000                8.00%                  $640
--------------------------------------------------------------------------------------------------------------------------


 (1) The free Withdrawal Amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free withdrawal amount. Therefore, payments are not liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulated earnings ($49,000 - $50,000 0), so the free Withdrawal Amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 partial withdrawal are $48,000 ($50,000 - $2,000 = $48,000).
 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 0). Hence the free Withdrawal Amount is $4,000, leaving $3,000 of the $7,000 partial withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,0000 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.

--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or
                    withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       1. GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON
       2.  TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
       WASHINGTON
       3.  ANNUAL STEP-UP DEATH BENEFIT

GUARANTEED EARNINGS MULTIPLIER
(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier
Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee
A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.

THE GUARANTEED EARNINGS MULTIPLIER MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to:
       -  The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;
       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor
For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit

Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below).

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN            MULTIPLIER*
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                * If a Purchase Payment is received on or after
                  the oldest Owner's attained age 71, the
                  Payment Multiplier equals 100% in all years.
                  THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER
                  THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options
WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract. At the current time, there are no additional Investment Option restrictions imposed.

Termination of Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:
       - the death benefit described under "Death Benefit During Accumulation Period"; or
       -  the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

TERMINATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT. The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

ANNUAL STEP-UP DEATH BENEFIT FEE. A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

THE ANNUAL STEP-UP DEATH BENEFIT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

You could only purchase a Guaranteed Minimum Withdrawal Benefit Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see "Other Contract Provision - Right to Review" in "V. Description of the Contract"), you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the

"Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments
Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust
       -  Lifestyle Moderate Trust
       -  Money Market Trust
       -  Total Bond Market Trust A
       -  Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:

------------------------------------------------------------------------------------------------
      MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
------------------------------------------------------------------------------------------------
AMERICAN GLOBAL DIVERSIFICATION                 50%              American Global Growth Trust
(not available after April 30,
2009)                                           20%              American Bond Trust
                                                15%              American Global Small
                                                10%              Capitalization Trust
                                                 5%              American High-Income Bond Trust
                                                                 American New World Trust
------------------------------------------------------------------------------------------------

FUNDAMENTAL HOLDINGS OF AMERICA                 35%              American Bond Trust
(not available after April 30,
  2009)                                         25%              American Growth-Income Trust
                                                25%              American Growth Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

GLOBAL BALANCED                                 30%              Fundamental Value Trust
(not available after April 30,
  2007)                                         25%              American International Trust
                                                25%              Global Allocation Trust
                                                20%              Global Bond Trust
------------------------------------------------------------------------------------------------

BLUE CHIP BALANCED                              40%              Investment Quality Bond Trust
(not available after April 30,
  2007)                                         30%              American Growth Trust
                                                30%              American Growth-Income Trust
------------------------------------------------------------------------------------------------

VALUE STRATEGY                                  30%              Fundamental Value Trust
(not available after February 10,
  2006)                                         30%              Equity-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GROWTH BLEND                                    40%              Blue Chip Growth Trust
(not available after February 10,
  2006)                                         20%              American Growth-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

CORE HOLDINGS OF AMERICA                        35%              Active Bond Trust
(not available after August 1,
  2005)                                         25%              American Growth Trust
                                                25%              American Growth-Income Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

CORE SOLUTION                                   34%              Strategic Income Trust
(not available after April 30,
  2005)                                         33%              Blue Chip Growth Trust
                                                33%              Equity-Income Trust
------------------------------------------------------------------------------------------------

VALUE BLEND                                     40%              Equity-Income Trust
(not available after April 30,
  2005)                                         20%              American Growth Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GLOBAL                                          30%              International Value Trust
(not available after April 30,
  2005)                                         30%              Global Bond Trust
                                                20%              American Growth-Income Trust
                                                20%              Blue Chip Growth Trust
------------------------------------------------------------------------------------------------


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;
       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime

Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


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

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase

Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest

Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the

Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the

Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------

2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your

Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

ANNUAL CREDITS. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.

For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. An individual Beneficiary who is the deceased Owner's surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. An individual Beneficiary who is the deceased Owner's surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner's death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefit

This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders. The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM II. Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary, and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE

The Growth Factor Income Base is equal to (a) less (b), where:
       - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and
       - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions
- Annuity Options" in "V. Description of the Contract").

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain - (availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain - (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
                                                        ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM II                    0.45%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:
       -  Venture Vantage(R) Contracts with no optional benefit Riders;
       - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Venture Vantage(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus For Life, Income Plus For Life - Joint Life and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
               ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                          YEAR      YEAR     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED    ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/10  12/31/09 12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        -------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
 Value at Start of Year    9.282     7.497    12.127    11.742    10.347    10.076     9.281     7.364     9.654    11.190
   Value at End of Year   10.472     9.282     7.497    12.127    11.742    10.347    10.076     9.281     7.364     9.654
           No. of Units  912,554 1,109,861 1,692,558 2,092,224 2,557,276 3,030,689 3,719,701 4,066,725 3,415,567 3,091,176
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year   10.008     8.088    13.089    12.680    11.178    10.891    10.037     7.968    10.451    12.500
   Value at End of Year   11.285    10.008     8.088    13.089    12.680    11.178    10.891    10.037     7.968    10.451
           No. of Units  557,465   630,516   787,031   837,104 1,020,996 1,425,102 1,782,811 1,867,019 1,937,018   709,497
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    9.383     7.594    12.308    11.941    10.543    10.288     9.496     7.549     9.916    11.517
   Value at End of Year   10.565     9.383     7.594    12.308    11.941    10.543    10.288     9.496     7.549     9.916
           No. of Units  685,052    82,285   118,730   153,658   181,845   228,511   292,495   350,601   437,656   491,831
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    9.831     7.961    12.909    12.531    11.069    10.806     9.979     7.937    10.431    12.500
   Value at End of Year   11.064     9.831     7.961    12.909    12.531    11.069    10.806     9.979     7.937    10.431
           No. of Units  337,121   337,600   334,732   465,696   538,272   637,425   694,611   722,266   645,400   514,816
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year   12.712    10.280    16.679    16.176    14.278    13.927    12.859    10.222    12.500        --
   Value at End of Year   14.304    12.712    10.280    16.679    16.176    14.278    13.927    12.859    10.222        --
           No. of Units  494,192   548,783   583,762   531,854   574,688   694,681   740,284   616,291   411,632        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year   12.663    10.246    16.632    16.139    14.252    13.908    12.849    10.219    12.500        --
   Value at End of Year   14.242    12.663    10.246    16.632    16.139    14.252    13.908    12.849    10.219        --
           No. of Units  273,701   287,632   325,403   410,538   480,246   601,264   766,823   630,294   668,650        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year   12.519    10.144    16.492    16.027    14.174    13.853    12.817    10.209    12.500        --
   Value at End of Year   14.059    12.519    10.144    16.492    16.027    14.174    13.853    12.817    10.209        --
           No. of Units   39,773    40,468    44,898    75,383   102,448   107,999   130,106    62,241     4,654        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year   12.471    10.110    16.445    15.990    14.149    13.835    12.807    10.206    12.500        --
   Value at End of Year   13.998    12.471    10.110    16.445    15.990    14.149    13.835    12.807    10.206        --
           No. of Units   73,506    74,404    72,643    93,769   114,312   127,114   169,743   146,674   129,388        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year   14.384    11.679    19.026    18.526    16.418    16.078    14.906    12.500        --        --
   Value at End of Year   16.122    14.384    11.679    19.026    18.526    16.418    16.078    14.906        --        --
           No. of Units    2,601     2,549     2,491     4,608     4,666     4,602     4,402       580        --        --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
 Value at Start of Year   14.328    11.659    13.236    12.921    12.568    12.500        --        --        --        --
   Value at End of Year   16.061    14.328    11.659    13.236    12.921    12.568        --        --        --        --
           No. of Units  526,040   642,576   820,444 1,108,730 1,385,634 1,726,598        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year   14.294    11.638    13.219    12.911    12.563    12.500        --        --        --        --
   Value at End of Year   16.015    14.294    11.638    13.219    12.911    12.563        --        --        --        --
           No. of Units  193,803   241,086   272,891   371,776   433,617   567,347        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year   14.194    11.574    13.166    12.878    12.551    12.500        --        --        --        --
   Value at End of Year   15.880    14.194    11.574    13.166    12.878    12.551        --        --        --        --
           No. of Units   60,786    70,302    70,753   104,493   152,955   193,331        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year   14.161    11.552    13.148    12.868    12.547    12.500        --        --        --        --
   Value at End of Year   15.835    14.161    11.552    13.148    12.868    12.547        --        --        --        --
           No. of Units  117,031   342,332   371,944   441,996        --   320,822        --        --        --        --

Vantage Prior

                           YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08 12/31/07   12/31/06 12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
 Value at Start of Year    14.181    11.579    13.163    12.882    12.555    12.500        --        --        --        --
   Value at End of Year    15.877    14.181    11.579    13.163    12.882    12.555        --        --        --        --
           No. of Units 2,071,253 2,320,124 2,449,770 3,582,555 3,822,207 4,077,336        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    14.148    11.558    13.145    12.872    12.551    12.500        --        --        --        --
   Value at End of Year    15.832    14.148    11.558    13.145    12.872    12.551        --        --        --        --
           No. of Units   153,322   161,853   168,883   266,006   257,852   320,832        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    14.049    11.494    13.092    12.839    12.538    12.500        --        --        --        --
   Value at End of Year    15.697    14.049    11.494    13.092    12.839    12.538        --        --        --        --
           No. of Units 1,145,441 1,245,312 1,337,223 2,004,259 2,117,845 2,172,988        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    14.016    11.473    13.075    12.829    12.534    12.500        --        --        --        --
   Value at End of Year    15.653    14.016    11.473    13.075    12.829    12.534        --        --        --        --
           No. of Units    31,639    40,871    42,170    43,265    41,509    47,915        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    13.918    11.410    13.023    12.797    12.521    12.500        --        --        --        --
   Value at End of Year    15.520    13.918    11.410    13.023    12.797    12.521        --        --        --        --
           No. of Units   110,741   134,938   139,633   181,512   197,613   197,934        --        --        --        --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --        --        --    11.224     8.515    11.525    15.816
   Value at End of Year        --        --        --        --        --        --    12.074    11.224     8.515    11.525
           No. of Units        --        --        --        --        --        -- 2,851,331 3,726,585 4,191,450 5,299,655
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --        --        --        --        --        --     8.776     6.661     9.021    12.500
   Value at End of Year        --        --        --        --        --        --     9.437     8.776     6.661     9.021
           No. of Units        --        --        --        --        --        --   825,482   976,747   932,953   524,872
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --        --        --        --        --        --     7.888     5.996     8.132    11.182
   Value at End of Year        --        --        --        --        --        --     8.469     7.888     5.996     8.132
           No. of Units        --        --        --        --        --        --   695,275   762,087   921,850 1,236,461
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --        --        --        --        --        --     8.725     6.636     9.004    12.500
   Value at End of Year        --        --        --        --        --        --     9.363     8.725     6.636     9.004
           No. of Units        --        --        --        --        --        --   372,809   458,624   501,204   383,969
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --        --        --    12.576     9.562    12.500        --
   Value at End of Year        --        --        --        --        --        --    13.522    12.576     9.562        --
           No. of Units        --        --        --        --        --        --   275,441   264,794   198,982        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --        --        --        --        --        --    12.566     9.559    12.500        --
   Value at End of Year        --        --        --        --        --        --    13.504    12.566     9.559        --
           No. of Units        --        --        --        --        --        --   275,196   311,375   258,493        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --        --        --        --        --        --    12.535     9.550    12.500        --
   Value at End of Year        --        --        --        --        --        --    13.451    12.535     9.550        --
           No. of Units        --        --        --        --        --        --    29,897    15,062     3,529        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --        --        --        --        --        --    12.525     9.547    12.500        --
   Value at End of Year        --        --        --        --        --        --    13.433    12.525     9.547        --
           No. of Units        --        --        --        --        --        --    77,883    90,519   184,125        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --        --        --        --        --        --    15.708    12.500        --        --
   Value at End of Year        --        --        --        --        --        --    16.822    15.708        --        --
           No. of Units        --        --        --        --        --        --     3,763     5,209        --        --

Vantage Prior

                           YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08 12/31/07   12/31/06 12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST)  - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year   11.282     8.919    15.006    14.846    13.139    12.233    10.681     8.246    11.202    14.470
   Value at End of Year   12.557    11.282     8.919    15.006    14.846    13.139    12.233    10.681     8.246    11.202
           No. of Units  742,610   843,345 1,055,474 1,415,413 1,885,107 2,388,011 2,992,929 3,740,942 4,509,265 6,084,620
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    9.192     7.271    12.239    12.114    10.727     9.992     8.729     6.742     9.164    12.500
   Value at End of Year   10.226     9.192     7.271    12.239    12.114    10.727     9.992     8.729     6.742     9.164
           No. of Units  169,104   178,256   199,694   239,197   278,173   351,887   445,480   507,114   497,283   278,144
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    6.960     5.514     9.295     9.214     8.171     7.623     6.669     5.159     7.022     9.089
   Value at End of Year    7.731     6.960     5.514     9.295     9.214     8.171     7.623     6.669     5.159     7.022
           No. of Units  140,387   158,565   169,835   221,527   248,525   357,247   448,664   529,677   612,227   951,066
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    9.030     7.157    12.070    11.972    10.622     9.914     8.678     6.716     9.147    12.500
   Value at End of Year   10.025     9.030     7.157    12.070    11.972    10.622     9.914     8.678     6.716     9.147
           No. of Units   75,245    94,896   102,252   112,002   127,722   210,698   253,290   302,034   309,856   328,103
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year   14.204    11.248    18.961    18.805    16.673    15.550    13.609    10.530    12.500        --
   Value at End of Year   15.778    14.204    11.248    18.961    18.805    16.673    15.550    13.609    10.530        --
           No. of Units   28,639    31,243    41,376    60,740   105,112    76,393    79,436    66,706    39,486        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year   14.150    11.210    18.908    18.761    16.643    15.530    13.597    10.526    12.500        --
   Value at End of Year   15.710    14.150    11.210    18.908    18.761    16.643    15.530    13.597    10.526        --
           No. of Units   25,303    35,610    40,458    61,542    65,451    77,751    83,424    68,986    50,763        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year   13.989    11.099    18.749    18.632    16.552    15.468    13.564    10.516    12.500        --
   Value at End of Year   15.508    13.989    11.099    18.749    18.632    16.552    15.468    13.564    10.516        --
           No. of Units    7,251     8,915    11,386    10,393    12,115     8,258    12,986     3,187     2,118        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year   13.935    11.062    18.696    18.589    16.522    15.448    13.553    10.513    12.500        --
   Value at End of Year   15.441    13.935    11.062    18.696    18.589    16.522    15.448    13.553    10.513        --
           No. of Units   14,484    19,839    21,998    28,991    22,524    24,601    29,952    31,067    21,065        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year       --        --        --    20.801    18.516    17.338    15.234    12.500        --        --
   Value at End of Year       --        --        --    20.889    20.801    18.516    17.338    15.234        --        --
           No. of Units       --        --        --        --        --        --        --        --        --        --
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year       --    10.171    17.794    16.129    15.370    14.322    13.655    10.731    14.418    19.212
   Value at End of Year       --    12.127    10.171    17.794    16.129    15.370    14.322    13.655    10.731    14.418
           No. of Units       -- 1,130,959 1,344,976 1,761,636 2,194,454 2,647,052 3,496,415 4,204,121 5,232,727 7,107,575
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and  prior to 5-5-2003)
  Value at Start of Year       --    6.226    10.899     9.884     9.423     8.785     8.380     6.589     8.857    12.500
    Value at End of Year       --    7.420     6.226    10.899     9.884     9.423     8.785     8.380     6.589     8.857
            No. of Units       --  422,396   473,670   568,872   700,299   788,410   992,134 1,115,708 1,264,682   524,872
Contracts with the Annual Step Death  Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year       --     5.392     9.453     8.585     8.198     7.654     7.312     5.758     7.751    10.350
   Value at End of Year       --     6.416     5.392     9.453     8.585     8.198     7.654     7.312     5.758     7.751
           No. of Units       --   333,595   393,057   521,080   598,547   733,648   931,986 1,171,903 1,345,602 1,973,351
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year       --     6.128    10.749     9.767     9.331     8.716     8.331     6.564     8.841    12.500
   Value at End of Year       --     7.288     6.128    10.749     9.767     9.331     8.716     8.331     6.564     8.841
           No. of Units       --   224,680   247,617   294,843   356,884   453,187   560,830   630,769   678,676   782,842
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year       --     9.390    16.460    14.951    14.281    13.334    12.737    10.028    12.500        --
   Value at End of Year       --    11.175     9.390    16.460    14.951    14.281    13.334    12.737    10.028        --
           No. of Units       --   132,162   137,955   158,805   181,864   227,286   232,454   212,240   141,026        --

Vantage Prior

                          YEAR      YEAR      YEAR       YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                          ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --     9.359    16.414    14.916   14.255   13.317   12.726   10.025   12.500       --
   Value at End of Year        --    11.132     9.359    16.414   14.916   14.255   13.317   12.726   10.025       --
           No. of Units        --    89,741   106,163   141,226  169,031  192,270  205,909  264,322  279,653       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --     9.266    16.276    14.813   14.178   13.264   12.695   10.015   12.500       --
   Value at End of Year        --    11.005     9.266    16.276   14.813   14.178   13.264   12.695   10.015       --
           No. of Units        --     9,708    10,184    10,879   16,038   16,472   20,875   11,164    2,545       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --     9.235    16.230    14.778   14.152   13.247   12.685   10.012   12.500       --
   Value at End of Year        --    10.963     9.235    16.230   14.778   14.152   13.247   12.685   10.012       --
           No. of Units        --    36,076    36,433    37,246   47,624   57,501   63,680   68,487   48,487       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --    10.823    19.050    17.372   16.661   15.618   14.978   12.500       --       --
   Value at End of Year        --    12.829    10.823    19.050   17.372   16.661   15.618   14.978       --       --
           No. of Units        --     1,587     1,588     1,589    1,820    2,078    2,291    3,540       --       --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
 Value at Start of Year    14.988    12.023    17.146    16.077   14.358   13.794   12.082    8.869   12.482   12.500
   Value at End of Year    17.466    14.988    12.023    17.146   16.077   14.358   13.794   12.082    8.869   12.482
           No. of Units   222,376   304,047   372,142   501,216  640,589  825,575  857,693  814,821  455,621  234,580
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    14.923    11.977    17.089    16.031   14.325   13.769   12.066    8.861   12.477   12.500
   Value at End of Year    17.382    14.923    11.977    17.089   16.031   14.325   13.769   12.066    8.861   12.477
           No. of Units   205,936   237,147   265,685   308,875  390,824  491,176  513,252  505,793  439,949   94,320
Contracts with the  Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    14.730    11.839    16.919    15.896   14.225   13.693   12.018    8.839   12.465   12.500
   Value at End of Year    17.131    14.730    11.839    16.919   15.896   14.225   13.693   12.018    8.839   12.465
           No. of Units    45,920    61,256    71,223    83,653  103,990  171,768  208,129  149,633   62,686    9,206
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    14.666    11.794    16.863    15.850   14.192   13.668   12.002    8.832   12.461   12.500
   Value at End of Year    17.049    14.666    11.794    16.863   15.850   14.192   13.668   12.002    8.832   12.461
           No. of Units    69,532    94,482   109,692   139,569  178,070  221,343  265,489  280,415  162,792       --
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    16.129    12.959    18.504    17.395   15.561   14.991   13.149    9.666   12.500       --
   Value at End of Year    18.761    16.129    12.959    18.504   17.395   15.561   14.991   13.149    9.666       --
           No. of Units   120,443   151,965   175,387   210,309  280,891  282,281  303,149  175,933   74,509       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    16.067    12.916    18.451    17.355   15.533   14.972   13.139    9.663   12.500       --
   Value at End of Year    18.680    16.067    12.916    18.451   17.355   15.533   14.972   13.139    9.663       --
           No. of Units   128,472   138,974   142,599   192,332  242,640  270,902  305,150  291,673  152,503       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    15.884    12.788    18.296    17.235   15.448   14.913   13.107    9.653   12.500       --
   Value at End of Year    18.439    15.884    12.788    18.296   17.235   15.448   14.913   13.107    9.653       --
           No. of Units    19,039    29,139    34,732    40,631   57,549   52,442   43,545   22,125    2,841       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    15.824    12.745    18.245    17.195   15.420   14.893   13.096    9.650   12.500       --
   Value at End of Year    18.360    15.824    12.745    18.245   17.195   15.420   14.893   13.096    9.650       --
           No. of Units    25,574    27,025    39,757    34,907   51,827   62,423   70,025   56,377   25,657       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    18.222    14.699    21.073    19.891   17.864   17.279   15.217   12.500       --       --
   Value at End of Year    21.111    18.222    14.699    21.073   19.891   17.864   17.279   15.217       --       --
           No. of Units     3,548     2,891     2,910     2,972    4,133    5,466    6,413    7,324       --       --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
 Value at Start of Year    10.489     8.642    12.509    12.500       --       --       --       --       --       --
   Value at End of Year    11.557    10.489     8.642    12.509       --       --       --       --       --       --
           No. of Units 7,856,235 8,684,085 6,591,156 2,978,384       --       --       --       --       --       --
           No. of Units   217,080   231,806   200,982     9,425       --       --       --       --       --       --

Vantage Prior

                          YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR     YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED    ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05 12/31/04  12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- --------- --------- -------- --------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    10.475     8.635    12.505    12.500        --        --       --        --       --       --
   Value at End of Year    11.536    10.475     8.635    12.505        --        --       --        --       --       --
           No. of Units 1,030,534 1,063,840   284,301   199,677        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    10.433     8.613    12.493    12.500        --        --       --        --       --       --
   Value at End of Year    11.473    10.433     8.613    12.493        --        --       --        --       --       --
           No. of Units 4,215,988 4,744,565 4,027,669 1,712,634        --        --       --        --       --       --
           No. of Units   432,533   446,130   386,123    10,049        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    10.419     8.606    12.488    12.500        --        --       --        --       --       --
   Value at End of Year    11.451    10.419     8.606    12.488        --        --       --        --       --       --
           No. of Units   237,732   320,742   119,255    91,715        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    10.378     8.584    12.476    12.500        --        --       --        --       --       --
   Value at End of Year    11.389    10.378     8.584    12.476        --        --       --        --       --       --
           No. of Units     9,424     9,121     7,192        --        --        --       --        --       --       --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
 Value at Start of Year    15.446    12.339    19.818    19.836    17.248    16.422   12.576    12.500       --       --
   Value at End of Year    16.995    15.446    12.339    19.818    19.836    17.248   16.422    12.576       --       --
           No. of Units   510,612   598,697   721,213   936,028 1,051,013 1,057,129   68,731 3,991,380       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    15.394    12.304    19.772    19.800    17.225    16.409   12.500        --       --       --
   Value at End of Year    16.930    15.394    12.304    19.772    19.800    17.225   16.409        --       --       --
           No. of Units   138,445   160,802   175,453   212,674   286,396   298,782   51,761        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    15.241    12.200    19.634    19.691    17.157    16.368   12.500        --       --       --
   Value at End of Year    16.737    15.241    12.200    19.634    19.691    17.157   16.368        --       --       --
           No. of Units   172,601   193,069   215,021   276,368   321,926   327,186   44,102        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    15.190    12.166    19.589    19.655    17.134    16.354   12.500        --       --       --
   Value at End of Year    16.673    15.190    12.166    19.589    19.655    17.134   16.354        --       --       --
           No. of Units    54,936    53,516    52,129    69,435    82,738    88,851   32,118        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    15.039    12.063    19.452    19.548    17.066    16.314   12.500        --       --       --
   Value at End of Year    16.482    15.039    12.063    19.452    19.548    17.066   16.314        --       --       --
           No. of Units    10,765    10,343    10,444    10,589    13,177    16,386   13,420        --       --       --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year    12.881    11.689    13.165    13.012    12.410    12.500       --        --       --       --
   Value at End of Year    13.440    12.881    11.689    13.165    13.012    12.410       --        --       --       --
           No. of Units 3,768,845 4,047,693 3,740,977 5,244,296 3,087,417   791,907       --        --       --       --
           No. of Units    18,004    25,453    23,655        --        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    12.853    11.669    13.149    13.003    12.408    12.500       --        --       --       --
   Value at End of Year    13.403    12.853    11.669    13.149    13.003    12.408       --        --       --       --
           No. of Units   299,415   374,572   285,360   308,760   144,903     4,248       --        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    12.768    11.609    13.101    12.976    12.400    12.500       --        --       --       --
   Value at End of Year    13.295    12.768    11.609    13.101    12.976    12.400       --        --       --       --
           No. of Units 2,445,613 2,925,807 2,690,987 3,553,358 1,989,870   561,066       --        --       --       --
           No. of Units         3     4,121     4,003        --        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    12.740    11.589    13.085    12.967    12.397    12.500       --        --       --       --
   Value at End of Year    13.259    12.740    11.589    13.085    12.967    12.397       --        --       --       --
           No. of Units    94,383    70,921    71,639    98,610    30,006     2,777       --        --       --       --

Vantage Prior

                          YEAR      YEAR       YEAR     YEAR       YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                        12/31/10   12/31/09  12/31/08  12/31/07  12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    12.656    11.530    13.038    12.939    12.390   12.500    --       --       --       --
   Value at End of Year    13.152    12.656    11.530    13.038    12.939   12.390    --       --       --       --
           No. of Units    59,137    62,097    53,112    65,045    73,960   44,228    --       --       --       --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
 Value at Start of Year    10.650     8.538    12.562    12.500        --       --    --       --       --       --
   Value at End of Year    11.555    10.650     8.538    12.562        --       --    --       --       --       --
           No. of Units 5,626,451 6,027,058 5,155,882   300,457        --       --    --       --       --       --
           No. of Units   188,466   203,706   194,041     2,907        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    10.639     8.533    12.561    12.500        --       --    --       --       --       --
   Value at End of Year    11.537    10.639     8.533    12.561        --       --    --       --       --       --
           No. of Units    47,620    75,144    64,228       131        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    10.605     8.519    12.559    12.500        --       --    --       --       --       --
   Value at End of Year    11.483    10.605     8.519    12.559        --       --    --       --       --       --
           No. of Units 3,467,309 3,692,091 3,144,685   209,720        --       --    --       --       --       --
           No. of Units   355,428   357,371   321,333       841        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    10.593     8.514    12.558    12.500        --       --    --       --       --       --
   Value at End of Year    11.465    10.593     8.514    12.558        --       --    --       --       --       --
           No. of Units    28,863    28,862    20,726        --        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --        --        --    12.500        --       --    --       --       --       --
   Value at End of Year        --        --        --    12.556        --       --    --       --       --       --
           No. of Units        --        --        --        --        --       --    --       --       --       --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
 Value at Start of Year    10.809     8.054    12.558    12.500        --       --    --       --       --       --
   Value at End of Year    11.951    10.809     8.054    12.558        --       --    --       --       --       --
           No. of Units 6,121,099 6,371,423 5,973,665   677,920        --       --    --       --       --       --
           No. of Units   384,374   421,176   446,464     4,066        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    10.797     8.050    12.557    12.500        --       --    --       --       --       --
   Value at End of Year    11.933    10.797     8.050    12.557        --       --    --       --       --       --
           No. of Units   113,054   110,306    93,111    14,958        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    10.762     8.036    12.554    12.500        --       --    --       --       --       --
   Value at End of Year    11.877    10.762     8.036    12.554        --       --    --       --       --       --
           No. of Units 3,255,323 3,464,527 3,141,892   348,101        --       --    --       --       --       --
           No. of Units   243,233   260,696   237,587     3,712        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    10.751     8.032    12.554    12.500        --       --    --       --       --       --
   Value at End of Year    11.858    10.751     8.032    12.554        --       --    --       --       --       --
           No. of Units     9,113    31,862    49,868   194,707        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    10.717     8.018    12.551    12.500        --       --    --       --       --       --
   Value at End of Year    11.802    10.717     8.018    12.551        --       --    --       --       --       --
           No. of Units        91        92        93        --        --       --    --       --       --       --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
 Value at Start of Year    11.110     7.979    13.217    12.500        --       --    --       --       --       --
   Value at End of Year    12.162    11.110     7.979    13.217        --       --    --       --       --       --
           No. of Units 1,240,657 1,399,740 1,599,850 1,651,994        --       --    --       --       --       --
           No. of Units     6,679     7,037     5,051       225        --       --    --       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    11.095     7.972    13.212    12.500        --       --    --       --       --       --
   Value at End of Year    12.140    11.095     7.972    13.212        --       --    --       --       --       --
           No. of Units   227,047   215,941   153,195   324,098        --       --    --       --       --       --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                          ENDED     ENDED    ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                         12/31/10  12/31/09 12/31/08   12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    11.051     7.952    13.199    12.500        --        --        --       --    --       --
   Value at End of Year    12.073    11.051     7.952    13.199        --        --        --       --    --       --
           No. of Units   911,337 1,059,544 1,223,814 1,195,487        --        --        --       --    --       --
           No. of Units       133        78        81        --        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    11.036     7.946    13.195    12.500        --        --        --       --    --       --
   Value at End of Year    12.051    11.036     7.946    13.195        --        --        --       --    --       --
           No. of Units    87,343    33,281    22,412   111,862        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    10.992     7.926    13.181    12.500        --        --        --       --    --       --
   Value at End of Year    11.985    10.992     7.926    13.181        --        --        --       --    --       --
           No. of Units     1,214     2,469    15,833     1,443        --        --        --       --    --       --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
 Value at Start of Year     9.693     6.136    13.489    12.500        --        --        --       --    --       --
   Value at End of Year    11.630     9.693     6.136    13.489        --        --        --       --    --       --
           No. of Units   620,432   716,886   621,381   468,652        --        --        --       --    --       --
           No. of Units     2,508     3,030     3,570       149        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year     9.680     6.131    13.484    12.500        --        --        --       --    --       --
   Value at End of Year    11.608     9.680     6.131    13.484        --        --        --       --    --       --
           No. of Units   139,798   135,006    76,729    42,830        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued  prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year     9.642     6.116    13.471    12.500        --        --        --       --    --       --
   Value at End of Year    11.545     9.642     6.116    13.471        --        --        --       --    --       --
           No. of Units   344,670   411,388   490,615   355,100        --        --        --       --    --       --
           No. of Units        93        60       291        --        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year     9.629     6.111    13.466    12.500        --        --        --       --    --       --
   Value at End of Year    11.523     9.629     6.111    13.466        --        --        --       --    --       --
           No. of Units    76,119    52,081    25,200    23,567        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year     9.590     6.095    13.453    12.500        --        --        --       --    --       --
   Value at End of Year    11.460     9.590     6.095    13.453        --        --        --       --    --       --
           No. of Units    27,982    24,569     8,718    14,681        --        --        --       --    --       --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
 Value at Start of Year    17.019    12.464    22.720    20.653    19.130    16.808    15.254   12.500    --       --
   Value at End of Year    19.797    17.019    12.464    22.720    20.653    19.130    16.808   15.254    --       --
           No. of Units 4,960,249 5,998,365 7,016,389 7,054,344 6,656,145 5,934,668 4,644,778  418,891    --       --
           No. of Units    20,427    23,731    23,671        26        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    16.962    12.429    22.667    20.616    19.105    16.794    15.249   12.500    --       --
   Value at End of Year    19.721    16.962    12.429    22.667    20.616    19.105    16.794   15.249    --       --
           No. of Units 1,047,123 1,197,184 1,399,972 1,501,740 1,559,053 1,538,451 1,272,300  718,849    --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    16.793    12.323    22.509    20.503    19.029    16.752    15.234   12.500    --       --
   Value at End of Year    19.496    16.793    12.323    22.509    20.503    19.029    16.752   15.234    --       --
           No. of Units 2,250,773 2,779,542 3,242,812 3,033,263 2,791,715 2,148,990 1,426,218  391,517    --       --
           No. of Units     4,305     4,221     3,491        --        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    16.737    12.289    22.457    20.466    19.004    16.738    15.229   12.500    --       --
   Value at End of Year    19.421    16.737    12.289    22.457    20.466    19.004    16.738   15.229    --       --
           No. of Units   359,940   450,362   492,657   538,602   577,644   606,479   554,304  345,397    --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    16.571    12.185    22.300    20.354    18.928    16.697    15.214   12.500    --       --
   Value at End of Year    19.199    16.571    12.185    22.300    20.354    18.928    16.697   15.214    --       --
           No. of Units   117,744   146,048   157,997   140,682   162,023   154,299   106,452   21,893    --       --

Vantage Prior

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR      YEAR
                          ENDED      ENDED    ENDED     ENDED      ENDED    ENDED     ENDED    ENDED   ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
 Value at Start of Year    15.669    12.179    20.007    19.450    17.234    16.624    15.373   12.500    --       --
   Value at End of Year    17.101    15.669    12.179    20.007    19.450    17.234    16.624   15.373    --       --
           No. of Units 5,717,915 6,719,018 5,927,450 6,494,981 5,744,824 4,904,505 3,699,484  233,294    --       --
           No. of Units    14,977    15,908    12,324       198        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    15.617    12.145    19.960    19.415    17.211    16.610    15.368   12.500    --       --
   Value at End of Year    17.036    15.617    12.145    19.960    19.415    17.211    16.610   15.368    --       --
           No. of Units 1,109,561 1,225,763   659,631   727,621   828,137   744,175   713,661  369,963    --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    15.462    12.042    19.821    19.309    17.143    16.569    15.353   12.500    --       --
   Value at End of Year    16.841    15.462    12.042    19.821    19.309    17.143    16.569   15.353    --       --
           No. of Units 2,636,294 3,087,400 3,100,125 3,148,358 2,756,448 2,110,126 1,371,928  258,399    --       --
           No. of Units     5,365     5,002     5,922        --        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    15.410    12.008    19.775    19.273    17.120    16.555    15.348   12.500    --       --
   Value at End of Year    16.776    15.410    12.008    19.775    19.273    17.120    16.555   15.348    --       --
           No. of Units   410,862   502,014   272,858   296,539   396,268   398,432   407,440  262,795    --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    15.257    11.906    19.637    19.168    17.052    16.514    15.333   12.500    --       --
   Value at End of Year    16.585    15.257    11.906    19.637    19.168    17.052    16.514   15.333    --       --
           No. of Units   297,665   316,173   324,116   313,573   334,377   334,457   266,264   15,335    --       --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
 Value at Start of Year    12.133     8.903    11.959    12.500        --        --        --       --    --       --
   Value at End of Year    13.682    12.133     8.903    11.959        --        --        --       --    --       --
           No. of Units   411,709   436,925   292,356   303,150        --        --        --       --    --       --
           No. of Units     8,433       442       394        --        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    12.117     8.895    11.955    12.500        --        --        --       --    --       --
   Value at End of Year    13.657    12.117     8.895    11.955        --        --        --       --    --       --
           No. of Units   185,843   152,252   111,488   140,592        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    12.069     8.873    11.943    12.500        --        --        --       --    --       --
   Value at End of Year    13.582    12.069     8.873    11.943        --        --        --       --    --       --
           No. of Units   257,770   261,801   216,736   270,660        --        --        --       --    --       --
           No. of Units     5,672     3,260     3,231     1,464        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    12.053     8.866    11.939    12.500        --        --        --       --    --       --
   Value at End of Year    13.557    12.053     8.866    11.939        --        --        --       --    --       --
           No. of Units    29,451    41,113    16,134    16,408        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --     8.843    11.927    12.500        --        --        --       --    --       --
   Value at End of Year        --    12.005     8.843    11.927        --        --        --       --    --       --
           No. of Units        --       307     2,885       319        --        --        --       --    --       --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
 Value at Start of Year    24.961    17.802    31.430    26.735    22.946    19.280    16.491   12.500    --       --
   Value at End of Year    26.219    24.961    17.802    31.430    26.735    22.946    19.280   16.491    --       --
           No. of Units 2,390,736 2,738,198 3,267,216 3,602,354 3,450,578 2,717,581 1,774,536   98,509    --       --
           No. of Units     3,417     3,429     3,510        65        --        --        --       --    --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    24.878    17.751    31.357    26.686    22.916    19.264    16.486   12.500    --       --
   Value at End of Year    26.119    24.878    17.751    31.357    26.686    22.916    19.264   16.486    --       --
           No. of Units   409,218   496,267   530,180   646,241   617,171   540,843   331,950  120,265    --       --

Vantage Prior

                          YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                          ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED   ENDED    ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01
                        --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    24.631    17.601    31.139    26.540    22.825    19.217   16.470    12.500       --       --
   Value at End of Year    25.820    24.631    17.601    31.139    26.540    22.825   19.217    16.470       --       --
           No. of Units 1,150,871 1,286,312 1,545,856 1,526,563 1,451,379 1,083,099  611,849    67,542       --       --
           No. of Units       460       405       420        --        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    24.549    17.552    31.066    26.492    22.795    19.201   16.464    12.500       --       --
   Value at End of Year    25.722    24.549    17.552    31.066    26.492    22.795   19.201    16.464       --       --
           No. of Units   139,825   167,871   181,725   213,709   201,178   193,737  110,140    77,985       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    24.305    17.403    30.850    26.347    22.704    19.153   16.448    12.500       --       --
   Value at End of Year    25.428    24.305    17.403    30.850    26.347    22.704   19.153    16.448       --       --
           No. of Units    72,816    76,816    84,531    85,076    99,760    95,016   45,729     2,697       --       --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
 Value at Start of Year    12.336     8.419    14.912    12.500        --        --       --        --       --       --
   Value at End of Year    14.233    12.336     8.419    14.912        --        --       --        --       --       --
           No. of Units   692,831   650,563   464,125   611,579        --        --       --        --       --       --
           No. of Units     8,381     8,472     6,025        --        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    12.319     8.412    14.907    12.500        --        --       --        --       --       --
   Value at End of Year    14.207    12.319     8.412    14.907        --        --       --        --       --       --
           No. of Units   256,193   253,814   210,011   286,026        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    12.270     8.390    14.892        --        --        --       --        --       --       --
   Value at End of Year    14.129    12.270     8.390    14.892        --        --       --        --       --       --
           No. of Units   223,977   218,539   205,568   215,118        --        --       --        --       --       --
           No. of Units     2,865     2,771     3,221        --        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    12.253     8.383    14.887    12.500        --        --       --        --       --       --
   Value at End of Year    14.103    12.253     8.383    14.887        --        --       --        --       --       --
           No. of Units   111,001    95,817    54,181   237,954        --        --       --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    12.204     8.362    14.872    12.500        --        --       --        --       --       --
   Value at End of Year    14.026    12.204     8.362    14.872        --        --       --        --       --       --
           No. of Units    18,761    13,188     7,523    14,984        --        --       --        --       --       --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits
 Value at Start of Year    18.285    14.185    22.810    22.794    19.027    18.800   17.213    13.139   16.252   15.865
   Value at End of Year    20.285    18.285    14.185    22.810    22.794    19.027   18.800    17.213   13.139   16.252
           No. of Units    75,055    91,011   117,839   190,524   244,854   301,470  394,202   465,530  554,649  712,421
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    13.662    10.605    17.061    17.058    14.246    14.083   12.900    12.022   12.621   12.500
   Value at End of Year    15.149    13.662    10.605    17.061    17.058    14.246   14.083    12.900   12.022   12.621
           No. of Units    56,798    61,586    73,422   100,879   125,317   145,876  156,004   175,040  209,140       --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    15.382    11.957    19.266    19.291    16.135    15.975   14.655    11.209   13.893   13.589
   Value at End of Year    17.030    15.382    11.957    19.266    19.291    16.135   15.975    14.655   11.209   13.893
           No. of Units    29,676    36,285    51,566    54,723    73,711    82,047  113,069   134,896  168,395  142,919
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    13.421    10.438    16.826    16.857    14.106    13.973   12.825     9.814   12.170   12.500
   Value at End of Year    14.851    13.421    10.438    16.826    16.857    14.106   13.973    12.825    9.814   12.170
           No. of Units    18,591    26,715    26,353    28,895    35,516    54,962   60,772    63,712   73,643   57,968
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited 11-21-2003)
Contracts with no Optional Benefits
 Value at Start of Year    22.147    18.581    23.464    20.401    17.806    16.386   14.573    13.501       --       --
   Value at End of Year    23.961    22.147    18.581    23.464    20.401    17.806   16.386    14.573       --       --
           No. of Units       290     3,421     5,175     7,172     8,111    11,647   12,453    12,631       --       --

Vantage Prior

                           YEAR      YEAR      YEAR      YEAR       YEAR      YEAR    YEAR        YEAR      YEAR        YEAR
                           ENDED     ENDED    ENDED      ENDED     ENDED     ENDED    ENDED       ENDED     ENDED       ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07   12/31/06  12/31/05 12/31/04   12/31/03   12/31/02   12/31/01
                        --------- --------- --------- --------- ---------  --------- --------- ---------- ---------- -----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    22.621    18.989    23.991    20.869     18.224    16.779    14.930     13.832         --          --
   Value at End of Year    24.462    22.621    18.989    23.991     20.869    18.224    16.779     14.930         --          --
           No. of Units     1,861     1,874     1,888     1,904        853       862       870        878         --          --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    19.058    16.022    20.273    17.662     15.446    14.243    12.693     11.761         --          --
   Value at End of Year    20.579    19.058    16.022    20.273     17.662    15.446    14.243     12.693         --          --
           No. of Units       203       763       786     3,254      3,895     5,233     5,319      6,080         --          --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --        --    23.661    20.623     18.045    16.648    14.843     13.755         --          --
   Value at End of Year        --        --    18.690    23.661     20.623    18.045    16.648     14.843         --          --
           No. of Units        --        --        --        --         --        --        --      1,919         --          --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits
 Value at Start of Year    20.847    16.510    28.041    28.779     25.941    23.898    21.143     15.056     20.082      15.730
   Value at End of Year    26.377    20.847    16.510    28.041     28.779    25.941    23.898     21.143     15.056      20.082
           No. of Units    30,561    33,999    71,176    85,357     93,778   112,117   127,136    150,351    208,180     318,521
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    15.264    12.095    20.552    21.104     19.032    17.542    15.528     14.578     12.660      12.500
   Value at End of Year    19.304    15.264    12.095    20.552     21.104    19.032    17.542     15.528     14.578      12.660
           No. of Units    43,111    46,856    53,288    71,148     72,216    83,514    87,288     99,997    134,961          --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    16.409    13.021    22.160    22.789     20.582    18.999    16.843     12.018     16.062      12.607
   Value at End of Year    20.720    16.409    13.021    22.160     22.789    20.582    18.999     16.843     12.018      16.062
           No. of Units     4,507     9,432    10,664    10,480     10,525    12,463    27,656     31,084    123,674      18,359
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    14.994    11.905    20.270    20.856     18.846    17.405    15.437     11.020     14.736      12.500
   Value at End of Year    18.924    14.994    11.905    20.270     20.856    18.846    17.405     15.437     11.020      14.736
           No. of Units    17,023    19,176    19,739    27,451     35,696    43,629    56,721     59,290     66,231      55,506
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year    15.513    11.026    19.488    17.556     16.270    15.647    14.576     11.460     15.367      18.279
   Value at End of Year    17.741    15.513    11.026    19.488     17.556    16.270    15.647     14.576     11.460      15.367
           No. of Units 2,355,684 2,877,262 3,653,608 4,934,843  6,013,245 7,336,995 8,983,863 10,522,877 12,089,341  15,305,956
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    10.399     7.395    13.077    11.786     10.928    10.516     9.800      7.709     10.343      12.500
   Value at End of Year    11.887    10.399     7.395    13.077     11.786    10.928    10.516      9.800      7.709      10.343
           No. of Units 1,116,116 1,307,408 1,495,280 1,526,475  1,813,086 2,085,695 2,353,351  2,561,457  2,612,866   1,380,752
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year     9.626     6.855    12.141    10.960     10.177     9.807     9.154      7.212      9.690      11.549
   Value at End of Year    10.987     9.626     6.855    12.141     10.960    10.177     9.807      9.154      7.212       9.690
           No. of Units   493,724   575,758   660,700   807,358    977,880 1,214,882 1,582,240  1,968,862  2,277,364   2,836,814
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    10.215     7.278    12.897    11.648     10.821    10.433     9.743      7.680     10.324      12.500
   Value at End of Year    11.653    10.215     7.278    12.897     11.648    10.821    10.433      9.743      7.680      10.324
           No. of Units   443,568   507,499   564,940   521,200    616,612   753,696   859,515  1,064,001  1,081,223     979,632
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    13.643     9.719    17.207    15.534     14.432    13.910    12.982     10.219     12.500          --
   Value at End of Year    15.574    13.643     9.719    17.207     15.534    14.432    13.910     12.982     10.219          --
           No. of Units   806,311   909,213   961,849 1,015,086  1,089,323 1,204,800 1,158,877    617,589    418,888          --
           No. of Units     4,526     4,773     3,162       116         --        --        --         --         --          --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    13.591     9.687    17.158    15.498     14.405    13.892     12.971     10.216     12.500          --
   Value at End of Year    15.507    13.591     9.687    17.158     15.498    14.405     13.892     12.971     10.216          --
           No. of Units   586,365   634,575   659,733   605,852    682,919   780,146    920,211    993,353    830,791          --

Vantage Prior

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED       ENDED      ENDED      ENDED     ENDED    ENDED     ENDED     ENDED     ENDED
                              12/31/10   12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                             ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year         13.436      9.591     17.014     15.390     14.327    13.837    12.939    10.206    12.500        --
   Value at End of Year         15.307     13.436      9.591     17.014     15.390    14.327    13.837    12.939    10.206        --
           No. of Units        268,528    263,549    320,156    300,226    291,720   297,497   213,224    30,882    10,085        --
           No. of Units          3,053      3,367      4,685         --         --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year         13.385      9.559     16.966     15.355     14.301    13.819    12.929    10.203    12.500        --
   Value at End of Year         15.241     13.385      9.559     16.966     15.355    14.301    13.819    12.929    10.203        --
           No. of Units        118,404    123,833    137,775    136,441    138,482   150,826   168,929   198,881   257,943        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year         15.098     10.799     19.195     17.399     16.229    15.705    14.716    12.500        --        --
   Value at End of Year         17.166     15.098     10.799     19.195     17.399    16.229    15.705    14.716        --        --
           No. of Units         30,759     36,670     41,152     35,896     39,457    44,726    15,252     6,382        --        --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
 Value at Start of Year          8.861      6.325     10.233      9.313      9.249     8.240     7.655     6.005     8.790    10.943
   Value at End of Year          9.757      8.861      6.325     10.233      9.313     9.249     8.240     7.655     6.005     8.790
           No. of Units      2,788,824  1,923,495  2,326,416  3,102,607  3,814,463   498,674   649,887   773,035   877,164   410,618
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year          9.477      6.768     10.955      9.975      9.911     8.834     8.211     6.444     9.438    12.500
   Value at End of Year         10.430      9.477      6.768     10.955      9.975     9.911     8.834     8.211     6.444     9.438
           No. of Units        910,924    715,399    785,173    918,328  1,179,429   433,884   405,175   431,116   432,315    94,320
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year          8.700      6.222     10.088      9.199      9.154     8.171     7.606     5.979     8.769    10.939
   Value at End of Year          9.561      8.700      6.222     10.088      9.199     9.154     8.171     7.606     5.979     8.769
           No. of Units        513,844    339,766    434,914    495,252    635,062    72,018    71,762    87,775   111,103    75,810
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year          9.309      6.661     10.805      9.858      9.814     8.765     8.163     6.420     9.421    12.500
   Value at End of Year         10.225      9.309      6.661     10.805      9.858     9.814     8.765     8.163     6.420     9.421
           No. of Units        534,494    431,345    467,155    553,880    671,366   267,210   304,411   371,086   376,677        --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year         13.929      9.959     16.148     14.728     14.655    13.090    12.172     9.556    12.500        --
   Value at End of Year         15.303     13.929      9.959     16.148     14.728    14.655    13.090    12.172     9.556        --
           No. of Units        445,052    452,853    430,637    463,276    563,128   182,168   195,765   211,754   124,844        --
           No. of Units          1,183      1,396      1,481        123         --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year         13.876      9.926     16.102     14.694     14.628    13.073    12.162     9.553    12.500        --
   Value at End of Year         15.237     13.876      9.926     16.102     14.694    14.628    13.073    12.162     9.553        --
           No. of Units        520,458    487,274    515,587    564,111    725,105   260,127   290,967   349,655   269,814        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year         13.718      9.828     15.967     12.965     14.549    13.021    12.132     9.544    12.500        --
   Value at End of Year         15.041     13.718      9.828     15.967     12.965    14.549    13.021    12.132     9.544        --
           No. of Units         82,999     82,822     47,068     49,925    128,538    15,268     6,137     3,248     4,124        --
           No. of Units             71      3,226        217         --         --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year         13.665      9.795     15.922     14.558     14.522    13.004    12.122     9.541    12.500        --
   Value at End of Year         14.976     13.665      9.795     15.922     14.558    14.522    13.004    12.122     9.541        --
           No. of Units        130,891    123,530    133,052    161,864    245,865   111,830   117,664   139,164    92,222        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year             --        --      19.403     17.768     14.549    15.918    14.861    12.500        --        --
   Value at End of Year         18.167        --      11.919     19.403     17.768    14.549    15.918    14.861        --        --
           No. of Units          3,018        --       1,787      2,025      2,706        --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (Units first credited 6-16-2008)
Contracts with no Optional Benefits
 Value at Start of Year         11.583      9.061     12.500         --         --        --        --        --        --        --
   Value at End of Year         12.960     11.583      9.061         --         --        --        --        --        --        --
           No. of Units      1,265,949  1,516,191  1,122,606         --         --        --        --        --        --        --
           No. of Units         21,678     24,069     44,582         --         --        --        --        --        --        --

Vantage Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED    ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year           11.574     9.058    12.500        --        --        --        --     --        --        --
   Value at End of Year           12.943    11.574     9.058        --        --        --        --     --        --        --
           No. of Units           54,366    66,577    76,490        --        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year           11.547     9.051    12.500        --        --        --        --     --        --        --
   Value at End of Year           12.894    11.547     9.051        --        --        --        --     --        --        --
           No. of Units          731,841   841,156   804,014        --        --        --        --     --        --        --
           No. of Units           32,000    32,408    17,083        --        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year           11.538     9.048    12.500        --        --        --        --     --        --        --
   Value at End of Year           12.878    11.538     9.048        --        --        --        --     --        --        --
           No. of Units            9,570    21,242    19,723        --        --        --        --     --        --        --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
 Value at Start of Year               --        --    14.484    16.872    14.793    13.755    12.500     --        --        --
   Value at End of Year               --        --     7.746    14.484    16.872    14.793    13.755     --        --        --
           No. of Units               --        --   248,778   135,419   354,296   162,522    66,024     --        --        --
           No. of Units               --        --     7,444       340        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year               --        --    14.458    16.850    14.781    13.750    12.500     --        --        --
   Value at End of Year               --        --     7.728    14.458    16.850    14.781    13.750     --        --        --
           No. of Units               --        --    35,612    36,853    61,599    44,794    39,956     --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year               --        --    14.379    16.783    14.744    13.736    12.500     --        --        --
   Value at End of Year               --        --     7.674    14.379    16.783    14.744    13.736     --        --        --
           No. of Units               --        --    25,395    36,210    61,604    29,081    11,947     --        --        --
           No. of Units               --        --     1,357     1,215        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year               --        --    14.352    16.761    14.732    13.732    12.500     --        --        --
   Value at End of Year               --        --     7.656    14.352    16.761    14.732    13.732     --        --        --
           No. of Units               --        --    20,994    22,933    20,046    11,696        --     --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year               --        --    14.274    16.694    14.695    13.718    12.500     --        --        --
   Value at End of Year               --        --     7.603    14.274    16.694    14.695    13.718     --        --        --
           No. of Units               --        --     5,495     4,417     3,925     4,249     4,310     --        --        --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
 Value at Start of Year           10.769     8.743    12.500        --        --        --        --     --        --        --
   Value at End of Year           11.694    10.769     8.743        --        --        --        --     --        --        --
           No. of Units          512,269   544,947   322,524        --        --        --        --     --        --        --
           No. of Units           20,562    20,598     4,724        --        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year           10.760     8.740    12.500        --        --        --        --     --        --        --
   Value at End of Year           11.679    10.760     8.740        --        --        --        --     --        --        --
           No. of Units           44,987    46,386    36,224        --        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year           10.735     8.733    12.500        --        --        --        --     --        --        --
   Value at End of Year           11.634    10.735     8.733        --        --        --        --     --        --        --
           No. of Units          294,301   306,985   133,051        --        --        --        --     --        --        --
           No. of Units           40,619    45,996    23,530        --        --        --        --     --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year           10.727     8.731    12.500        --        --        --        --     --        --        --
   Value at End of Year           11.620    10.727     8.731        --        --        --        --     --        --        --
           No. of Units            6,754    19,237    18,881        --        --        --        --     --        --        --

Vantage Prior

                                     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED    ENDED      ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
 Value at Start of Year             15.022    12.500        --        --        --        --     --        --        --        --
   Value at End of Year             16.377    15.022        --        --        --        --     --        --        --        --
           No. of Units            258,111    65,369        --        --        --        --     --        --        --        --
           No. of Units              2,456        --        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year             12.500        --        --        --        --        --     --        --        --        --
   Value at End of Year             16.363        --        --        --        --        --     --        --        --        --
           No. of Units              7,923        --        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year             15.002    12.500        --        --        --        --     --        --        --        --
   Value at End of Year             16.322    15.002        --        --        --        --     --        --        --        --
           No. of Units             92,314    63,862        --        --        --        --     --        --        --        --
           No. of Units              3,261     2,123        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year             12.500        --        --        --        --        --     --        --        --        --
   Value at End of Year             16.309        --        --        --        --        --     --        --        --        --
           No. of Units              1,060        --        --        --        --        --     --        --        --        --
CORE BALANCED TRUST  - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
 Value at Start of Year             15.014        --        --        --        --        --     --        --        --        --
   Value at End of Year             16.564    15.014        --        --        --        --     --        --        --        --
           No. of Units            311,761   180,435        --        --        --        --     --        --        --        --
           No. of Units                975        --        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year             15.009        --        --        --        --        --     --        --        --        --
   Value at End of Year             16.551    15.009        --        --        --        --     --        --        --        --
           No. of Units             15,980     3,157        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year             14.994       --         --        --        --        --     --        --        --        --
   Value at End of Year             16.509    14.994        --        --        --        --     --        --        --        --
           No. of Units            177,078    97,395        --        --        --        --     --        --        --        --
           No. of Units              4,388     3,015        --        --        --        --     --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year             14.989        --        --        --        --        --     --        --        --        --
   Value at End of Year             16.496    14.989        --        --        --        --     --        --        --        --
           No. of Units              1,699     1,117        --        --        --        --     --        --        --        --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year             14.562    13.493    13.286    12.724    12.471    12.500     --        --        --        --
   Value at End of Year             15.330    14.562    13.493    13.286    12.724    12.471     --        --        --        --
           No. of Units             99,887   126,125    63,515    43,381    25,805    20,230     --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year             14.528    13.468    13.269    12.713    12.467    12.500     --        --        --        --
   Value at End of Year             15.287    14.528    13.468    13.269    12.713    12.467     --        --        --        --
           No. of Units             59,045    82,911    46,736    15,474     8,071     2,581     --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year             14.426    13.394    13.216    12.681    12.455    12.500     --        --        --        --
   Value at End of Year             15.157    14.426    13.394    13.216    12.681    12.455     --        --        --        --
           No. of Units             48,798    44,882    23,549    13,190    12,579     5,124     --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year             14.393    13.369    13.198    12.671    12.450    12.500     --        --        --        --
   Value at End of Year             15.114    14.393    13.369    13.198    12.671    12.450     --        --        --        --
           No. of Units             20,373    18,607    16,774     6,127     2,287       120     --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year             14.292        --        --    12.639    12.438        --     --        --        --        --
   Value at End of Year             14.986    14.292        --    13.145    12.639        --     --        --        --        --
           No. of Units                120       121        --        --        --        --     --        --        --        --

Vantage Prior

                                    YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
 Value at Start of Year             15.380        --        --        --        --        --        --     --        --       --
   Value at End of Year             16.992    15.380        --        --        --        --        --     --        --       --
           No. of Units            551,140   273,028        --        --        --        --        --     --        --       --
           No. of Units              4,074        --        --        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year             15.375        --        --        --        --        --        --     --        --       --
   Value at End of Year             16.978    15.375        --        --        --        --        --     --        --       --
           No. of Units              2,877     2,382        --        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year             15.360        --        --        --        --        --        --     --        --       --
   Value at End of Year             16.935    15.360        --        --        --        --        --     --        --       --
           No. of Units            164,262   163,193        --        --        --        --        --     --        --       --
           No. of Units              8,232     4,608        --        --        --        --        --     --        --       --
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
 Value at Start of Year                 --        --    14.204    15.357    14.648    14.065    12.500     --        --       --
   Value at End of Year                 --        --     6.350    14.204    15.357    14.648    14.065     --        --       --
           No. of Units                 --        --   259,278   285,557   336,984   456,258   300,879     --        --       --
           No. of Units                 --        --     9,998       347        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year                 --        --    14.178    15.337    14.636    14.060    12.500     --        --       --
   Value at End of Year                 --        --     6.335    14.178    15.337    14.636    14.060     --        --       --
           No. of Units                 --        --    40,468    67,275    60,966    46,608    24,071     --        --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year                 --        --    14.100    15.276    14.600    14.046    12.500     --        --       --
   Value at End of Year                 --        --     6.291    14.100    15.276    14.600    14.046     --        --       --
           No. of Units                 --        --   193,397   173,408   165,723   202,252    97,703     --        --       --
           No. of Units                 --        --       168        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year                 --        --    14.074    15.256    14.588    14.041    12.500     --        --       --
   Value at End of Year                 --        --     6.276    14.074    15.256    14.588    14.041     --        --       --
           No. of Units                 --        --    14,990    13,333    10,984    19,277    10,929     --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year                 --        --    13.997    15.195    14.551    14.028    12.500     --        --       --
   Value at End of Year                 --        --     6.233    13.997    15.195    14.551    14.028     --        --       --
           No. of Units                 --        --       936        --       612       596        --     --        --       --
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
 Value at Start of Year             14.693        --        --        --        --        --        --     --        --       --
   Value at End of Year             15.864    14.693        --        --        --        --        --     --        --       --
           No. of Units            628,336   355,437        --        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year                 --        --        --        --        --        --        --     --        --       --
   Value at End of Year             15.850        --        --        --        --        --        --     --        --       --
           No. of Units             26,952        --        --        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year             14.674        --        --        --        --        --        --     --        --       --
   Value at End of Year             15.811    14.674        --        --        --        --        --     --        --       --
           No. of Units            219,509   144,707        --        --        --        --        --     --        --       --
           No. of Units             19,322    15,308        --        --        --        --        --     --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year                 --        --        --        --        --        --        --     --        --       --
   Value at End of Year             15.798        --        --        --        --        --        --     --        --       --
           No. of Units              1,909        --        --        --        --        --        --     --        --       --

Vantage Prior

                                YEAR        YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED       ENDED     ENDED       ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/10   12/31/09   12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
 Value at Start of Year          15.188         --         --         --        --     --        --        --        --        --
   Value at End of Year          16.194     15.188         --         --        --     --        --        --        --        --
           No. of Units         737,750    412,351         --         --        --     --        --        --        --        --
           No. of Units          31,734     19,932         --         --        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year          15.183         --         --         --        --     --        --        --        --        --
   Value at End of Year          16.181     15.183         --         --        --     --        --        --        --        --
           No. of Units          41,271     36,400         --         --        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year          15.168         --         --         --        --     --        --        --        --        --
   Value at End of Year          16.141     15.168         --         --        --     --        --        --        --        --
           No. of Units         387,672    229,749         --         --        --     --        --        --        --        --
           No. of Units          11,357      9,262         --         --        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year          15.163         --         --         --        --     --        --        --        --        --
   Value at End of Year          16.127     15.163         --         --        --     --        --        --        --        --
           No. of Units          16,162      2,002         --         --        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         15.148         --         --         --        --     --        --        --        --        --
    Value at End of Year         16.087     15.148         --         --        --     --        --        --        --        --
            No. of Units         25,371     23,054         --         --        --     --        --        --        --        --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
 Value at Start of Year          12.284     10.255     14.166     13.503    12.500     --        --        --        --        --
   Value at End of Year          13.567     12.284     10.255     14.166    13.503     --        --        --        --        --
           No. of Units       2,669,964  2,808,771  2,637,472  1,653,224   786,816     --        --        --        --        --
           No. of Units          25,951     26,598     21,467        210        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year          12.260     10.240     14.152     13.497    12.500     --        --        --        --        --
   Value at End of Year          13.534     12.260     10.240     14.152    13.497     --        --        --        --        --
           No. of Units          49,494     55,707     18,171      9,692     4,768     --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year          12.189     10.196     14.113     13.480    12.500     --        --        --        --        --
   Value at End of Year          13.435     12.189     10.196     14.113    13.480     --        --        --        --        --
           No. of Units       1,247,860  1,193,731  1,062,427    718,353   347,892     --        --        --        --        --
           No. of Units          55,025     56,937     39,367         75        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year          12.165     10.181     14.099     13.474    12.500     --        --        --        --        --
   Value at End of Year          13.402     12.165     10.181     14.099    13.474     --        --        --        --        --
           No. of Units          30,768     33,130     26,843     31,046     3,864     --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year          12.094     10.137     14.060     13.456    12.500     --        --        --        --        --
   Value at End of Year          13.304     12.094     10.137     14.060    13.456     --        --        --        --        --
           No. of Units           5,666      6,941      6,923      7,119     7,143     --        --        --        --        --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
 Value at Start of Year          11.409      9.126     12.500         --        --     --        --        --        --        --
   Value at End of Year          12.714     11.409      9.126         --        --     --        --        --        --        --
           No. of Units       1,330,179  1,338,580    857,359         --        --     --        --        --        --        --
           No. of Units          31,837     32,071     31,379         --        --     --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year          11.400      9.124     12.500         --        --     --        --        --        --        --
   Value at End of Year          12.698     11.400      9.124         --        --     --        --        --        --        --
           No. of Units          85,392    102,157     86,740         --        --     --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                        --------  --------  --------  --------  --------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year  11.374     9.116    12.500        --        --         --         --         --         --         --
    Value at End of Year  12.650    11.374     9.116        --        --         --         --         --         --         --
            No. of Units 315,217   344,348   217,733        --        --         --         --         --         --         --
            No. of Units  26,558    26,400     8,842        --        --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year  11.365     9.114    12.500        --        --         --         --         --         --         --
    Value at End of Year  12.634    11.365     9.114        --        --         --         --         --         --         --
            No. of Units  14,438    16,348     7,449        --        --         --         --         --         --         --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year      --        --        --        --        --         --     17.246     16.745     15.804     14.990
    Value at End of Year      --        --        --        --        --         --     17.634     17.246     16.745     15.804
            No. of Units      --        --        --        --        --         --  1,511,253  1,907,734  2,442,822  2,281,380
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year      --        --        --        --        --         --     14.230     13.823     13.053     12.500
    Value at End of Year      --        --        --        --        --         --     14.543     14.230     13.823     13.053
            No. of Units      --        --        --        --        --         --    517,689    572,419    751,598    292,647
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year      --        --        --        --        --         --     15.086     14.676     13.879     13.191
    Value at End of Year      --        --        --        --        --         --     15.394     15.086     14.676     13.879
            No. of Units      --        --        --        --        --         --    198,355    235,963    276,074    242,746
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year      --        --        --        --        --         --     14.147     13.770     13.029     12.500
    Value at End of Year      --        --        --        --        --         --     14.429     14.147     13.770     13.029
            No. of Units      --        --        --        --        --         --    376,807    448,023    512,954    407,305
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05)- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year      --        --        --        --        --         --     13.583     13.190     12.500         --
    Value at End of Year      --        --        --        --        --         --     13.862     13.583     13.190         --
            No. of Units      --        --        --        --        --         --  2,476,596    323,297    179,876         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year      --        --        --        --        --         --     13.572     13.186     12.500         --
    Value at End of Year      --        --        --        --        --         --     13.844     13.572     13.186         --
            No. of Units      --        --        --        --        --         --    304,220    355,060    396,454         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year      --        --        --        --        --         --     13.539     13.173     12.500         --
    Value at End of Year      --        --        --        --        --         --     13.789     13.539     13.173         --
            No. of Units      --        --        --        --        --         --  1,236,318     61,577     35,449         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year      --        --        --        --        --         --     13.528     13.169     12.500         --
    Value at End of Year      --        --        --        --        --         --     13.771     13.528     13.169         --
            No. of Units      --        --        --        --        --         --     48,405     58,173     53,428         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year      --        --        --        --        --         --     12.537     12.500         --         --
    Value at End of Year      --        --        --        --        --         --     12.744     12.537         --         --
            No. of Units      --        --        --        --        --         --    124,568        359         --         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
  Value at Start of Year      --        --        --     5.457     4.992      4.510      4.164      3.278      4.647      7.899
    Value at End of Year      --        --        --     5.871     5.457      4.992      4.510      4.164      3.278      4.647
            No. of Units      --        --        -- 1,944,127 2,593,034  3,297,861  3,682,323  4,600,036  3,560,014  4,546,109
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year      --        --        --     7.358     6.734      6.087      5.624      4.428      6.282     12.500
    Value at End of Year      --        --        --     7.912     7.358      6.734      6.087      5.624      4.428      6.282
            No. of Units      --        --        --   888,315 1,056,334  1,368,166  1,563,174  1,821,405    604,737    393,388
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year      --        --        --     5.987     5.487      4.968      4.596      3.625      5.150      8.771
    Value at End of Year      --        --        --     6.428     5.987      5.487      4.968      4.596      3.625      5.150
            No. of Units      --        --        --   281,887   328,455    647,824    698,341    943,142    685,798    906,381

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED      ENDED      ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05   12/31/04  12/31/03   12/31/02   12/31/01
                           --------  --------  --------  --------  ---------  ---------  --------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year        --        --        --     7.271      6.668      6.040     5.591      4.411      6.270     12.500
     Value at End of Year        --        --        --     7.803      7.271      6.668     6.040      5.591      4.411      6.270
             No. of Units        --        --        --   426,662    550,110    735,843   783,628    904,887    399,684    363,236
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year        --        --        --    16.752     15.365     13.932    12.861     10.116     12.500         --
     Value at End of Year        --        --        --    18.007     16.752     15.365    13.932     12.861     10.116         --
             No. of Units        --        --        --   185,542    236,038    314,775   337,416    353,316     54,045         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year        --        --        --    16.713     15.338     13.913    12.850     10.113     12.500         --
     Value at End of Year        --        --        --    17.956     16.713     15.338    13.913     12.850     10.113         --
             No. of Units        --        --        --   178,491    241,918    300,631   345,192    380,448     70,944         --
Contracts with the Annual Step Death  Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year        --        --        --    16.597     15.254     13.858    12.819     10.103     12.500         --
     Value at End of Year        --        --        --    17.805     16.597     15.254    13.858     12.819     10.103         --
             No. of Units        --        --        --    20,366     23,706     24,704    16,495     11,880      1,349         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year        --        --        --    16.559     15.226     13.840    12.808     10.100     12.500         --
     Value at End of Year        --        --        --    17.755     16.559     15.226    13.840     12.808     10.100         --
             No. of Units        --        --        --    39,566     47,942     78,301    76,525    100,761     40,527         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year        --        --        --    19.979     18.399     16.749    15.524     12.500         --         --
     Value at End of Year        --        --        --    21.390     19.979     18.399    16.749     15.524         --         --
             No. of Units        --        --        --     3,256      2,968      6,214     1,677      4,452         --         --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year        --        --        --    19.688     17.951     16.978    16.170     12.500         --         --
     Value at End of Year        --        --        --    20.107     19.688     17.951    16.978     16.170         --         --
             No. of Units        --        --        --    65,680     75,745     54,808    22,622      7,860         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year        --        --        --    19.652     17.927     16.964    16.164     12.500         --         --
     Value at End of Year        --        --        --    20.061     19.652     17.927    16.964     16.164         --         --
             No. of Units        --        --        --    44,201     48,286     41,258     5,719      9,518         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year        --        --        --    19.544     17.856     16.922    16.148     12.500         --         --
     Value at End of Year        --        --        --    19.921     19.544     17.856    16.922     16.148         --         --
             No. of Units        --        --        --    12,147     14,709      8,284     6,021        824         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year        --        --        --    19.509     17.832     16.908    16.143     12.500         --         --
     Value at End of Year        --        --        --    19.875     19.509     17.832    16.908     16.143         --         --
             No. of Units        --        --        --    11,658     16,930     20,835     2,946        468         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year        --        --        --    19.402     17.761     16.866    16.127     12.500         --         --
     Value at End of Year        --        --        --    19.736     19.402     17.761    16.866     16.127         --         --
             No. of Units        --        --        --        --         --         --        --         --         --         --
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES I SHARES (units first credited
  8-04-1997)
Contracts with no Optional Benefits
   Value at Start of Year        --        --    18.571    17.458     17.314     16.978    15.245     11.080     15.896     20.765
     Value at End of Year        --        --    10.371    18.571     17.458     17.314    16.978     15.245     11.080     15.896
             No. of Units        --        --   612,110   797,911  1,015,741  1,320,350    62,845  2,121,607  2,358,050  2,759,819
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year        --        --    10.585     9.955      9.878     16.964     8.706      6.331      9.087     12.500
     Value at End of Year        --        --     5.908    10.585      9.955      9.878    16.964      8.706      6.331      9.087
             No. of Units        --        --   350,266   414,972    474,782    669,119    11,554    899,477    763,595    327,181
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year        --        --     9.642     9.082      9.025     16.922     7.978       5.811       8.353   10.933
     Value at End of Year        --        --     5.374     9.642      9.082      9.025    16.922       7.978       5.811    8.353
             No. of Units        --        --   156,800   195,313    235,597    374,610     5,761     579,032     613,744  752,680

Vantage Prior

                          YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR        YEAR       YEAR
                          ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED       ENDED      ENDED
                        12/31/10   12/31/09   12/31/08  12/31/07   12/31/06   12/31/05   12/31/04   12/31/03    12/31/02   12/31/01
                        ---------  ---------  --------  ---------  ---------  ---------  ---------  ---------   ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --         --    10.439      9.838      9.781     16.908      8.655      6.307       9.070     12.500
   Value at End of Year        --         --     5.815     10.439      9.838      9.781     16.908      8.655       6.307      9.070
           No. of Units        --         --   194,368    199,558    221,667    287,639      2,315    432,182     358,630    262,187
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
  5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year        --         --    15.853     14.932     14.841     14.374     13.115      9.550      12.500         --
   Value at End of Year        --         --     8.835     15.853     14.932     14.841     14.374     13.115       9.550         --
           No. of Units        --         --   169,386    183,275    239,789    294,119    352,263    323,405     197,066         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --         --    15.809     14.897     14.814     14.355     13.104      9.547      12.500         --
   Value at End of Year        --         --     8.806     15.809     14.897     14.814     14.355     13.104       9.547         --
           No. of Units        --         --   199,650    242,620    347,952    524,085    564,379    659,419     372,100         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --         --    15.676     14.794     14.733     14.298     13.072      9.537      12.500         --
   Value at End of Year        --         --     8.718     15.676     14.794     14.733     14.298     13.072       9.537         --
           No. of Units        --         --    45,060     72,056    157,785    160,513    143,737     47,965       3,015         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --         --    15.632     14.760     14.706     14.279     13.062      9.534      12.500         --
   Value at End of Year        --         --     8.689     15.632     14.760     14.706     14.279     13.062       9.534         --
           No. of Units        --         --    33,337     41,256     59,005     80,103     85,393     96,750      78,438         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --    19.226     18.181     18.142     17.642     16.162     12.500          --         --
   Value at End of Year        --         --    10.671     19.226     18.181     18.142     17.642     16.162          --         --
           No. of Units        --         --     5,582      4,341      1,005      5,958      2,652      4,706          --         --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year    18.293     14.778    23.439     23.037     19.656     19.209     16.993     13.744      16.096     16.141
   Value at End of Year    20.735     18.293    14.778     23.439     23.037     19.656     19.209     16.993      13.744     16.096
           No. of Units 1,698,246  2,119,334 2,720,219  3,796,257  4,751,690  5,496,685  6,153,154    668,978   7,402,804  7,841,275
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    14.097     11.394    18.081     17.779     15.178     14.840     13.135     10.628      12.454     12.500
   Value at End of Year    15.971     14.097    11.394     18.081     17.779     15.178     14.840     13.135      10.628     12.454
           No. of Units   844,017    934,914 1,087,206  1,349,172  1,596,802  1,847,564  2,037,117  2,097,074   2,240,720    985,726
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    15.880     12.854    20.429     20.118     17.200     16.843     14.930     12.099      14.198     14.266
   Value at End of Year    17.964     15.880    12.854     20.429     20.118     17.200     16.843     14.930      12.099     14.198
           No. of Units   206,658    258,452   303,845    437,070    623,374    820,592    891,159    916,643   1,028,855    912,362
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    13.848     11.215    17.832     17.570     15.029     14.724     13.058     10.587      12.431     12.500
   Value at End of Year    15.657     13.848    11.215     17.832     17.570     15.029     14.724     13.058      10.587     12.431
           No. of Units   416,356    544,647   589,523    681,556    778,853    843,398    918,043  1,105,534   1,217,713    887,859
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    13.682     11.068    17.609     17.337     14.826     14.517     12.865     10.419      12.500         --
   Value at End of Year    15.480     13.682    11.068     17.609     17.337     14.826     14.517     12.865      10.419         --
           No. of Units 1,128,333  1,208,383 1,301,837  1,462,922  1,560,317  1,745,873  1,642,979  1,114,993     766,558         --
           No. of Units    16,192     14,944     8,884        112         --         --         --         --          --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    13.629     11.031    17.559     17.297     14.799     14.498     12.854     10.416      12.500         --
   Value at End of Year    15.413     13.629    11.031     17.559     17.297     14.799     14.498     12.854      10.416         --
           No. of Units   809,926    868,384   947,866  1,121,037  1,398,893  1,519,572  1,592,298  1,601,764   1,252,762         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    13.474     10.922    17.411     17.177     14.718     14.440     12.823     10.406      12.500         --
   Value at End of Year    15.215     13.474    10.922     17.411     17.177     14.718     14.440     12.823      10.406         --
           No. of Units   322,056    351,158   389,332    424,106    421,534    431,365    266,760     80,834      16,980         --
           No. of Units     7,495      7,574     7,272         --         --         --         --         --          --         --

Vantage Prior

                            YEAR        YEAR       YEAR       YEAR       YEAR      YEAR       YEAR       YEAR      YEAR      YEAR
                            ENDED       ENDED      ENDED      ENDED     ENDED      ENDED      ENDED     ENDED     ENDED      ENDED
                          12/31/10    12/31/09   12/31/08   12/31/07   12/31/06  12/31/05   12/31/04   12/31/03  12/31/02  12/31/01
                          ---------   ---------  ---------  ---------  --------  ---------  ---------  --------  --------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year     13.423      10.886     17.362     17.138    14.692      14.421    12.812    10.402    12.500       --
    Value at End of Year     15.149      13.423     10.886     17.362    17.138      14.692    14.421    12.812    10.402       --
            No. of Units    185,587     208,452    221,324    252,289   276,073     313,751   334,690   370,557   371,473       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year     15.562      12.640     20.191     19.960    17.136      16.846    14.989    12.500        --       --
    Value at End of Year     17.538      15.562     12.640     20.191    19.960      17.136    16.846    14.989        --       --
            No. of Units     11,530      13,708     19,190     12,478    13,221      13,824    19,120     7,873        --       --
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
  Value at Start of Year     12.135       8.716     15.995     17.435    14.382      13.305    12.243     9.308    11.513   12.500
    Value at End of Year     13.413      12.135      8.716     15.995    17.435      14.382    13.305    12.243     9.308   11.513
            No. of Units    129,808     176,134    169,804    247,547   371,403     432,972   436,311   527,572   461,221  309,852
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year     12.083       8.683     15.942     17.386    14.348      13.281    12.226     9.300    11.509   12.500
    Value at End of Year     13.348      12.083      8.683     15.942    17.386      14.348    13.281    12.226     9.300   11.509
            No. of Units    211,158     243,356    253,683    294,654   356,861     421,104   490,344   563,860   547,213  132,049
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year     11.927       8.583     15.783     17.239    14.248      13.208    12.177     9.277    11.497   12.500
    Value at End of Year     13.156      11.927      8.583     15.783    17.239      14.248    13.208    12.177     9.277   11.497
            No. of Units     17,874      24,191     28,036     33,725    41,416      40,775    54,269    58,181    58,967   21,736
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year     11.875       8.550     15.730     17.190    14.215      13.183    12.161     9.269    11.493   12.500
    Value at End of Year     13.092      11.875      8.550     15.730    17.190      14.215    13.183    12.161     9.269   11.493
            No. of Units     80,725      93,886    105,734    110,356   154,580     157,218   177,248   188,866   214,440  150,907
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year     13.163       9.483     17.434     19.026    15.739      14.580    13.452    10.241    12.500       --
    Value at End of Year     14.516      13.163      9.483     17.434    19.026      15.739    14.580    13.452    10.241       --
            No. of Units    197,193     212,084    243,623    206,243   223,983     208,038   206,195   190,654   125,127       --
            No. of Units      5,619       6,249      3,513        170        --          --        --        --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year     13.113       9.451     17.385     18.982    15.710      14.561    13.441    10.238    12.500       --
    Value at End of Year     14.453      13.113      9.451     17.385    18.982      15.710    14.561    13.441    10.238       --
            No. of Units    154,756     179,610    182,458    190,304   231,927     229,635   257,297   268,552   261,992       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year     12.963       9.357     17.238     18.850    15.625      14.503    13.408    10.228    12.500       --
    Value at End of Year     14.267      12.963      9.357     17.238    18.850      15.625    14.503    13.408    10.228       --
            No. of Units     31,570      47,875     50,652     34,266    39,487      30,059    26,277    15,535       836       --
            No. of Units        113          67         70         --        --          --        --        --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year     12.914       9.326     17.190     18.807    15.596      14.484    13.397    10.225    12.500       --
    Value at End of Year     14.206      12.914      9.326     17.190    18.807      15.596    14.484    13.397    10.225       --
            No. of Units     46,389      50,197     48,043     52,600    62,292      67,996    72,725    88,358   108,033       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year     14.946      10.810     19.955     21.865    18.159      16.890    15.645    12.500        --       --
    Value at End of Year     16.417      14.946     10.810     19.955    21.865      18.159    16.890    15.645        --       --
            No. of Units      3,509       4,427      4,350      3,783     3,786       3,924       570        53        --       --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
  Value at Start of Year      9.815       7.602     11.981     12.500        --          --        --        --        --       --
    Value at End of Year     10.673       9.815      7.602     11.981        --          --        --        --        --       --
            No. of Units  7,373,048   8,427,385  9,331,886  6,275,038        --          --        --        --        --       --
            No. of Units    224,763     231,660    294,256      4,916        --          --        --        --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year      9.802       7.596     11.977     12.500        --          --        --        --        --       --
    Value at End of Year     10.653       9.802      7.596     11.977        --          --        --        --        --       --
            No. of Units    154,979     222,917    275,913    622,612        --          --        --        --        --       --

Vantage Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED     ENDED
                         12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year      9.763      7.577     11.965     12.500         --         --         --         --         --        --
   Value at End of Year     10.595      9.763      7.577     11.965         --         --         --         --         --        --
           No. of Units  5,442,116  5,837,948  6,250,821  3,819,586         --         --         --         --         --        --
           No. of Units    211,375    242,763    251,505     31,219         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM  (issued prior to 5-5-03)
 Value at Start of Year      9.750      7.570     11.961     12.500         --         --         --         --         --        --
   Value at End of Year     10.575      9.750      7.570     11.961         --         --         --         --         --        --
           No. of Units     63,958     94,361    181,424    184,451         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year      9.711      7.552     11.949     12.500         --         --         --         --         --        --
   Value at End of Year     10.517      9.711      7.552     11.949         --         --         --         --         --        --
           No. of Units     14,467     18,354     18,440      3,883         --         --         --         --         --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
 Value at Start of Year     12.542      9.666     16.683     16.287     14.444     13.478     12.244      9.578     11.608    12.500
   Value at End of Year     13.967     12.542      9.666     16.683     16.287     14.444     13.478     12.244      9.578    11.608
           No. of Units  3,280,781  4,070,189  5,156,098  1,434,203  1,709,533  1,838,088  2,161,231  1,854,419  2,025,163 1,333,345
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year     12.876      9.929     16.628     16.241     14.411     13.453     12.228      9.570     11.605    12.500
   Value at End of Year     14.332     12.876      9.929     16.628     16.241     14.411     13.453     12.228      9.570    11.605
           No. of Units  1,388,736  1,574,918  1,832,806  1,228,824  1,433,852  1,588,809  1,592,277  1,572,816  1,758,258   436,141
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year     12.710      9.815     16.462     16.104     14.310     13.379     12.179      9.546     11.593    12.500
   Value at End of Year     14.125     12.710      9.815     16.462     16.104     14.310     13.379     12.179      9.546    11.593
           No. of Units    378,266    465,378    553,321    179,418    202,678    224,126    253,940    218,293    210,426    83,821
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year     12.655      9.777     16.407     16.058     14.277     13.354     12.162      9.538     11.589    12.500
   Value at End of Year     14.057     12.655      9.777     16.407     16.058     14.277     13.354     12.162      9.538    11.589
           No. of Units    671,010    775,882    841,834    480,125    585,927    720,775    792,412    838,041    901,302   536,341
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year     14.057      8.937     18.202     17.799     15.823     14.783     13.473     10.560     12.500        --
   Value at End of Year     15.624     14.057      8.937     18.202     17.799     15.823     14.783     13.473     10.560        --
           No. of Units  1,753,845  1,908,770  2,012,187  1,720,337  1,613,638  1,236,685    999,806    788,137    722,275        --
           No. of Units     13,572     14,628      7,202        434         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year     14.003     10.813     18.151     17.757     15.794     14.764     13.462     10.557     12.500        --
   Value at End of Year     15.556     14.003     10.813     18.151     17.757     15.794     14.764     13.462     10.557        --
           No. of Units    809,006    886,867    970,986    823,301  1,066,856  1,168,628  1,284,797  1,226,585    936,320        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year     13.844     10.706     17.998     17.635     15.708     14.705     13.429     10.547     12.500        --
   Value at End of Year     15.356     13.844     10.706     17.998     17.635     15.708     14.705     13.429     10.547        --
           No. of Units    661,088    726,137    716,469    710,864    660,220    433,555    197,850     31,408     11,638        --
           No. of Units      1,505      1,290      1,156         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year     13.791     10.671     17.947     17.594     15.680     14.686     13.418     10.543     12.500        --
   Value at End of Year     15.290     13.791     10.671     17.947     17.594     15.680     14.686     13.418     10.543        --
           No. of Units    161,289    189,489    203,001    136,606    141,591    162,093    168,866    175,404    160,672        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year     15.673     12.145     20.458     20.085     17.927     16.816     15.387     12.500         --        --
   Value at End of Year     17.350     15.673     12.145     20.458     20.085     17.927     16.816     15.387         --        --
           No. of Units     49,452     51,537     54,561     55,666     55,046     44,291      7,849      3,234         --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES I SHARES
  (units first credited 5-01-2000)
Contracts with no Optional Benefits
 Value at Start of Year         --         --     12.909     12.472     11.159     10.671      9.614      7.723     10.214    11.978
   Value at End of Year         --         --      8.351     12.909     12.472     11.159     10.671      9.614      7.723    10.214
           No. of Units         --         --    674,826    910,197  1,035,450  1,059,898  1,096,311  1,067,150  1,128,030 1,240,468

Vantage Prior

                             YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED      ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                           12/31/10   12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           --------   --------  --------- --------- --------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year        --         --     13.029    12.594    11.274    10.787     9.723     7.815    10.341   12.500
     Value at End of Year        --         --      8.425    13.029    12.594    11.274    10.787     9.723     7.815   10.341
             No. of Units        --         --    393,174   557,507   627,368   642,818   673,760   609,549   672,386  345,758
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year        --         --     12.953    12.539    11.242    10.772     9.724     7.827    10.373   12.189
     Value at End of Year        --         --      8.363    12.953    12.539    11.242    10.772     9.724     7.827   10.373
             No. of Units        --         --    175,321   223,256   302,839   305,807   264,766   300,572   330,680  438,197
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year        --         --     12.850    12.446    11.164    10.702     9.666     7.785    10.322   12.500
     Value at End of Year        --         --      8.292    12.850    12.446    11.164    10.702     9.666     7.785   10.322
             No. of Units        --         --    228,134   278,062   263,032   347,073   399,855   500,405   629,488  505,461
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES II SHARES
  (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year        --         --     16.821    16.292    14.606    14.002    12.639    10.150    12.500       --
     Value at End of Year        --         --     10.865    16.821    16.292    14.606    14.002    12.639    10.150       --
             No. of Units        --         --  1,066,875 1,205,586 1,124,811   798,432   434,763   117,087    64,984       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year        --         --     16.774    16.254    14.579    13.984    12.628    10.146    12.500       --
     Value at End of Year        --         --     10.829    16.774    16.254    14.579    13.984    12.628    10.146       --
             No. of Units        --         --    234,640   282,561   336,239   339,307   327,459   292,175   175,570       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year        --         --     16.632    16.141    14.500    13.929    12.597    10.137    12.500       --
     Value at End of Year        --         --     10.722    16.632    16.141    14.500    13.929    12.597    10.137       --
             No. of Units        --         --    992,565 1,024,207   786,453   535,067   234,440     9,046       830       --
             No. of Units        --         --     41,236        --        --        --        --        --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year        --         --     16.585    16.104    14.474    13.910    12.587    10.133    12.500       --
     Value at End of Year        --         --     10.686    16.585    16.104    14.474    13.910    12.587    10.133       --
             No. of Units        --         --     29,880    39,673    44,508    40,460    43,632    40,196    36,804       --
Contracts with the Annual Step  Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year        --         --     19.437    18.901    17.013    16.375    14.840    12.500        --       --
     Value at End of Year        --         --     12.504    19.437    18.901    17.013    16.375    14.840        --       --
             No. of Units        --         --     35,742    53,580    50,892    39,685     5,774        --        --       --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
   Value at Start of Year    19.896     17.511     18.620    17.250    16.642    18.085    16.661    14.664    12.398   12.527
     Value at End of Year    21.608     19.896     17.511    18.620    17.250    16.642    18.085    16.661    14.664   12.398
             No. of Units   612,477    684,952    907,052   963,116   944,192 1,027,278 1,111,403 1,189,650 1,326,115  584,519
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year    19.931     17.551     18.671    17.307    16.705    18.162    16.740    14.741    12.469   12.500
     Value at End of Year    21.635     19.931     17.551    18.671    17.307    16.705    18.162    16.740    14.741   12.469
             No. of Units   182,593    256,746    279,794   230,100   266,601   278,322   319,201   368,936   326,107   83,972
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year    20.079     17.708     18.867    17.514    16.931    18.435    17.018    15.007    12.714   12.872
     Value at End of Year    21.764     20.079     17.708    18.867    17.514    16.931    18.435    17.018    15.007   12.714
             No. of Units    48,570     79,576     82,309    96,877   115,705   114,977   123,444   189,298   180,849   96,866
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year    19.578     17.275     18.414    17.103    16.541    18.020    16.643    14.684    12.446   12.500
     Value at End of Year    21.210     19.578     17.275    18.414    17.103    16.541    18.020    16.643    14.684   12.446
             No. of Units   105,514    146,846    139,277   100,998    93,439   110,907   117,826   191,875   156,671   59,230
GLOBAL BOND TRUST - SERIES II SHARES (units first credited  5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year    19.158     16.898     18.002    16.721    16.163    17.584    16.226    14.309    12.500       --
     Value at End of Year    20.773     19.158     16.898    18.002    16.721    16.163    17.584    16.226    14.309       --
             No. of Units   747,325    773,796    832,101 1,026,560   951,122   689,169   505,945   331,386   221,118       --
             No. of Units     9,927     10,039      8,074       281        --        --        --        --        --       --

Vantage Prior

                            YEAR       YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED     ENDED     ENDED     ENDED      ENDED      ENDED       ENDED      ENDED     ENDED
                          12/31/10   12/31/09  12/31/08  12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                          --------   --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year    19.085     16.842    17.951    16.683     16.133     17.561     16.213     14.304     12.500         --
    Value at End of Year    20.683     19.085    16.842    17.951     16.683     16.133     17.561     16.213     14.304         --
            No. of Units   306,291    318,231   311,829   330,850    311,581    335,929    333,567    381,932    351,762         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year    18.867     16.676    17.800    16.567     16.046     17.492     16.173     14.291     12.500         --
    Value at End of Year    20.417     18.867    16.676    17.800     16.567     16.046     17.492     16.173     14.291         --
            No. of Units   356,319    385,134   393,918   529,883    505,289    348,357    163,463     58,633      9,679         --
            No. of Units     7,216      7,387     7,376        --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year    18.795     16.620    17.750    16.529     16.016     17.469     16.160     14.286     12.500         --
    Value at End of Year    20.329     18.795    16.620    17.750     16.529     16.016     17.469     16.160     14.286         --
            No. of Units    56,498     52,880    61,451    58,628     57,140     59,191     76,131     81,996     81,715         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year    15.469     13.700    14.653    13.665     13.262     14.486     13.420     12.500         --         --
    Value at End of Year    16.706     15.469    13.700    14.653     13.665     13.262     14.486     13.420         --         --
            No. of Units    50,387     49,070    53,161    70,879     62,639     59,324     22,399      1,905         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year    14.553     11.251    18.904    18.948     15.993     14.669     12.983     10.345     12.989     15.723
    Value at End of Year    15.442     14.553    11.251    18.904     18.948     15.993     14.669     12.983     10.345     12.989
            No. of Units   387,588    506,467   625,729   887,640  1,105,450  1,337,971  1,510,240  1,687,116  2,148,186  2,616,086
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year    11.743      9.083    15.269    15.312     12.931     11.866     10.508      8.377     10.523     12.500
    Value at End of Year    12.454     11.743     9.083    15.269     15.312     12.931     11.866     10.508      8.377     10.523
            No. of Units   133,247    165,464   176,880   233,312    271,507    312,489    336,937    351,922    410,924    213,812
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year    12.322      9.545    16.069    16.139     13.649     12.544     11.125      8.882     11.175     13.554
    Value at End of Year    13.048     12.322     9.545    16.069     16.139     13.649     12.544     11.125      8.882     11.175
            No. of Units    50,770     56,288    79,683   107,160    123,331    140,032    147,681    175,525    203,711    245,949
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year    11.535      8.941    15.059    15.132     12.804     11.774     10.447      8.345     10.504     12.500
    Value at End of Year    12.209     11.535     8.941    15.059     15.132     12.804     11.774     10.447      8.345     10.504
            No. of Units   130,112    146,233   162,378   186,961    210,413    268,863    274,068    293,462    348,085    250,397
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year    14.335     11.105    18.687    18.775     15.877     14.592     12.940     10.329     12.500         --
    Value at End of Year    15.180     14.335    11.105    18.687     18.775     15.877     14.592     12.940     10.329         --
            No. of Units    86,970    129,042   152,478   202,806    190,954    228,738    216,560    162,100    110,632         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year    14.280     11.068    18.634    18.731     15.848     14.573     12.929     10.326     12.500         --
    Value at End of Year    15.115     14.280    11.068    18.634     18.731     15.848     14.573     12.929     10.326         --
            No. of Units   120,662    133,874   137,137   162,087    177,861    184,253    199,246    189,132    172,759         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year    14.117     10.958    18.477    18.602     15.762     14.515     12.897     10.316     12.500         --
    Value at End of Year    14.920     14.117    10.958    18.477     18.602     15.762     14.515     12.897     10.316         --
            No. of Units    27,851     31,228    31,526    67,184     63,733     64,911     40,042      7,864        915         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year    14.063     10.922    18.425    18.558     15.733     14.496     12.887     10.313     12.500         --
    Value at End of Year    14.856     14.063    10.922    18.425     18.558     15.733     14.496     12.887     10.313         --
            No. of Units    26,739     35,263    38,059    48,401     55,718     65,496     59,467     63,978     21,121         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year    16.303     12.680    21.424    21.612     18.349     16.931     15.074     12.500         --         --
    Value at End of Year    17.196     16.303    12.680    21.424     21.612     18.349     16.931     15.074         --         --
            No. of Units        59        584       608       577        585        307      2,292      2,375         --         --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
  8-04-2003)
Contracts with no Optional Benefits
  Value at Start of Year        --         --        --        --         --         --     13.921     12.500         --         --
    Value at End of Year        --         --        --        --         --         --     13.954     13.921         --         --
            No. of Units        --         --        --        --         --         --        500      6,310         --         --

Vantage Prior

                                  YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10   12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------   --------  --------  --------  --------  --------  --------  --------  --------  --------


Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year             --         --        --        --        --        --    13.907    12.000        --        --
     Value at End of Year             --         --        --        --        --        --    13.904    13.907        --        --
             No. of Units             --         --        --        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year             --         --        --        --        --        --    13.898    12.500        --        --
     Value at End of Year             --         --        --        --        --        --    13.875    13.898        --        --
             No. of Units             --         --        --        --        --        --        --        --        --        --
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year         17.954     13.834    20.044    17.301    16.213    14.617    12.875     9.599    13.400    12.500
     Value at End of Year         20.453     17.954    13.834    20.044    17.301    16.213    14.617    12.875     9.599    13.400
             No. of Units        237,969    324,517   414,573   572,029   644,333   850,616   892,430   968,366   826,002   629,384
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year         17.876     13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395    12.500
     Value at End of Year         20.355     17.876    13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395
             No. of Units        288,159    332,177   355,961   437,964   504,992   555,093   654,738   678,955   630,093   148,136
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year         17.645     13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382    12.500
     Value at End of Year         20.061     17.645    13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382
             No. of Units         27,553     27,114    34,117    50,617    70,186    83,832    88,318    84,739    59,183    27,922
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year         17.568     13.570    19.712    17.057    16.025    14.484    12.789     9.559    13.377    12.500
     Value at End of Year         19.964     17.568    13.570    19.712    17.057    16.025    14.484    12.789     9.559    13.377
             No. of Units        139,695    151,857   168,443   206,708   248,881   268,992   284,385   308,717   324,941   201,379
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year         19.587     15.122    21.959    18.991    17.831    16.107    14.220    10.626    12.500        --
     Value at End of Year         22.269     19.587    15.122    21.959    18.991    17.831    16.107    14.220    10.626        --
             No. of Units        215,659    242,643   303,171   372,757   386,178   357,276   331,788   300,443   187,281        --
             No. of Units          1,444      1,699     1,811        90        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year         19.513     15.072    21.898    18.947    17.798    16.086    14.208    10.623    12.500        --
     Value at End of Year         22.173     19.513    15.072    21.898    18.947    17.798    16.086    14.208    10.623        --
             No. of Units        228,059    247,662   265,143   307,875   371,411   424,736   464,666   478,349   357,514        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year         19.290     14.922    21.713    18.816    17.702    16.022    14.174    10.612    12.500        --
     Value at End of Year         21.888     19.290    14.922    21.713    18.816    17.702    16.022    14.174    10.612        --
             No. of Units         46,891     46,260    85,159    67,120    73,278    74,870    56,393    33,516     5,305        --
             No. of Units             48      1,589     1,017        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year         19.217     14.873    21.652    18.773    17.670    16.001    14.162    10.609    12.500        --
     Value at End of Year         21.793     19.217    14.873    21.652    18.773    17.670    16.001    14.162    10.609        --
             No. of Units         50,991     53,923    62,085    69,815    87,527   107,200   106,437   108,831    94,382        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year         20.174     15.637    22.800    19.797    18.662    16.925    15.002    12.500        --        --
     Value at End of Year         22.845     20.174    15.637    22.800    19.797    18.662    16.925    15.002        --        --
             No. of Units          1,773      1,819    10,826     2,786     3,079     3,639     3,114       339        --        --
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of Year         11.479      6.401    11.525    12.500        --        --        --        --        --        --
     Value at End of Year         12.577     11.479     6.401    11.525        --        --        --        --        --        --
             No. of Units         97,259    146,263    19,834    49,850        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year         11.464      6.396    11.521    12.500        --        --        --        --        --        --
     Value at End of Year         12.554     11.464     6.396    11.521        --        --        --        --        --        --
             No. of Units         72,007    128,429    18,225    15,342        --        --        --        --        --        --

Vantage Prior

                           YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED     ENDED       ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------   --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year   11.418      6.380      11.509     12.500         --         --         --         --         --         --
   Value at End of Year   12.485     11.418       6.380     11.509         --         --         --         --         --         --
           No. of Units   21,895     29,717         957        400         --         --         --         --         --         --
           No. of Units    1,329      1,788       2,069         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year   11.403      6.375      11.505     12.500         --         --         --         --         --         --
   Value at End of Year   12.462     11.403       6.375     11.505         --         --         --         --         --         --
           No. of Units   28,209     18,923         955      1,340         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year   11.357         --          --     12.500         --         --         --         --         --         --
   Value at End of Year   12.394     11.357          --     11.927         --         --         --         --         --         --
           No. of Units    5,181      5,634          --         --         --         --         --         --         --         --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year   16.631     10.932      15.754     15.743     14.487     14.188     12.975     10.589     11.548     12.410
   Value at End of Year   18.633     16.631      10.932     15.754     15.743     14.487     14.188     12.975     10.589     11.548
           No. of Units  664,269    831,418     930,621  1,096,515  1,594,372  1,932,687  2,934,645  3,569,054  2,813,244  2,783,661
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year   15.665     10.301      14.853     14.851     13.672     13.397     12.257     10.008     10.921     12.500
   Value at End of Year   17.541     15.665      10.301     14.853     14.851     13.672     13.397     12.257     10.008     10.921
           No. of Units  280,482    357,717     367,442    429,629    450,056    509,121    636,987    773,893    518,196    193,430
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year   15.163      9.987      14.421     14.440     13.314     13.066     11.973      9.790     10.699     11.520
   Value at End of Year   16.954     15.163       9.987     14.421     14.440     13.314     13.066     11.973      9.790     10.699
           No. of Units   74,376     81,094      76,944    111,336    162,853    190,991    270,881    342,878    255,279    213,210
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year   15.388     10.139      14.649     14.676     13.538     13.292     12.186      9.970     10.900     12.500
   Value at End of Year   17.196     15.388      10.139     14.649     14.676     13.538     13.292     12.186      9.970     10.900
           No. of Units   93,803    108,676     113,804    139,428    177,466    228,180    314,899    602,930    270,619    168,652
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year   18.166     11.952      17.269     17.304     15.942     15.634     14.325     11.714     12.500         --
   Value at End of Year   12.577     18.166      11.952     17.269     17.304     15.942     15.634     14.325     11.714         --
           No. of Units  319,274    361,717     362,313    387,546    465,143    527,606    644,525    535,198    182,041         --
           No. of Units    1,259        990       1,140        116         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year   18.097     11.913      17.220     17.264     15.913     15.613     14.313     11.710     12.500         --
   Value at End of Year   12.554     18.097      11.913     17.220     17.264     15.913     15.613     14.313     11.710         --
           No. of Units  137,931    163,814     168,175    215,677    287,262    378,988    468,337    595,107    273,788         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year   17.891     11.795      17.075     17.144     15.826     15.551     14.278     11.699     12.500         --
   Value at End of Year   12.485     17.891      11.795     17.075     17.144     15.826     15.551     14.278     11.699         --
           No. of Units  114,296     95,425      84,721    108,877    111,397    215,221    181,616    173,522     76,459         --
           No. of Units    1,278        687          37         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year   17.822     11.756      17.027     17.105     15.797     15.531     14.266     11.695     12.500         --
   Value at End of Year   12.462     17.822      11.756     17.027     17.105     15.797     15.531     14.266     11.695         --
           No. of Units   59,979     63,370      65,757     74,724    113,808    138,742    129,647    126,210     58,163         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year   16.994     11.226      16.284     16.383     15.154     14.920     13.726     12.500         --         --
   Value at End of Year   12.394     16.994      11.226     16.284     16.383     15.154     14.920     13.726         --         --
           No. of Units   16,125     17,193      16,485     14,379     17,298     16,660     10,684      3,519         --         --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year       --         --      19.084     19.171     17.917     17.294     16.318     13.102     15.829     15.921
   Value at End of Year       --         --      13.128     19.084     19.171     17.917     17.294     16.318     13.102     15.829
           No. of Units       --         --   1,163,310  1,633,536  2,002,272  2,460,957  3,163,259  2,666,500  2,859,787  2,843,644

Vantage Prior

                           YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------   --------  --------   --------   --------   --------   --------   --------   --------   --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --         --    14.471     14.544      13.600     13.133     12.398      9.960     12.039     12.500
   Value at End of Year        --         --     9.950     14.471      14.544     13.600     13.133     12.398      9.960     12.039
           No. of Units        --         --   436,563    520,540     642,131    748,450    864,139    729,718    792,866  1,503,330
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --         --    15.024     15.122      14.162     13.696     12.949     10.418     12.612     12.711
   Value at End of Year        --         --    10.314     15.024      15.122     14.162     13.696     12.949     10.418     12.612
           No. of Units        --         --   147,295    201,454     244,676    292,974    440,583    465,470    484,314    440,801
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --         --    14.272     14.373      13.467     13.031     12.326      9.922     12.017     12.500
   Value at End of Year        --         --     9.794     14.272      14.373     13.467     13.031     12.326      9.922     12.017
           No. of Units        --         --   170,973    212,287     316,039    369,581    419,638    368,485    365,287    264,002
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year        --         --    15.636     15.739      14.743     14.262     13.485     10.845     12.500         --
   Value at End of Year        --         --    10.741     15.636      15.739     14.743     14.262     13.485     10.845         --
           No. of Units        --         --   436,666    517,798     519,624    553,526    611,366    449,663    310,937         --
           No. of Units        --         --     2,474        190          --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --         --    15.592     15.703      14.716     14.243     13.474     10.841     12.500         --
   Value at End of Year        --         --    10.706     15.592      15.703     14.716     14.243     13.474     10.841         --
           No. of Units        --         --   244,229    307,932     395,777    459,154    555,572    522,347    428,533         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --         --    15.461     15.594      14.636     14.187     13.441     10.831     12.500         --
   Value at End of Year        --         --    10.599     15.461      15.594     14.636     14.187     13.441     10.831         --
           No. of Units        --         --    80,295     94,677     104,558    106,569     93,132     51,598      4,107         --
           No. of Units        --         --        61         --          --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --         --    15.417     15.558      14.610     14.168     13.430     10.827     12.500         --
   Value at End of Year        --         --    10.564     15.417      15.558     14.610     14.168     13.430     10.827         --
           No. of Units        --         --    38,480     79,755      97,653    116,769    150,881     90,496     72,849         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --    16.461     16.636      15.646     15.196     14.426     12.500         --         --
   Value at End of Year        --         --    11.263     16.461      16.636     15.646     15.196     14.426         --         --
           No. of Units        --         --     4,604     10,119      10,098     10,481     10,022      6,458         --         --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year    12.721     10.890    18.021     16.428      13.372     11.713     10.291      8.023     10.405     13.470
   Value at End of Year    13.725     12.721    10.890     18.021      16.428     13.372     11.713     10.291      8.023     10.405
           No. of Units   447,341    548,810   715,102    927,936   1,121,277  1,237,783  1,469,396  1,712,555  2,021,990  2,311,974
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    11.777     10.087    16.700     15.232      12.404     10.870      9.556      7.454      9.671     12.500
   Value at End of Year    12.700     11.777    10.087     16.700      15.232     12.404     10.870      9.556      7.454      9.671
           No. of Units   204,056    213,586   229,666    305,457     368,710    360,323    334,920    356,031    331,142    152,953
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    10.391      8.913    14.779     13.500      11.010      9.663      8.508      6.646      8.636     11.203
   Value at End of Year    11.189     10.391     8.913     14.779      13.500     11.010      9.663      8.508      6.646      8.636
           No. of Units    68,567     85,541    91,599    107,926     122,090    123,837    154,748    170,278    206,795    255,903
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    11.568      9.928    16.471     15.052      12.282     10.785      9.500      7.425      9.654     12.500
   Value at End of Year    12.450     11.568     9.928     16.471      15.052     12.282     10.785      9.500      7.425      9.654
           No. of Units    75,300     82,921   102,104    109,616     120,646    168,622    192,069    217,150    257,700    213,339
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    15.179     13.007    21.578     19.721      16.072     14.107     12.420      9.684     12.500         --
   Value at End of Year    16.348     15.179    13.007     21.578      19.721     16.072     14.107     12.420      9.684         --
           No. of Units    96,046    115,369   142,752    183,263     182,584    148,278    174,243    145,022    116,451         --

Vantage Prior

                           YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------   --------  --------   --------   --------   --------   --------   --------   --------   --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    15.121     12.964    21.517     19.675     16.042     14.088     12.410      9.681     12.500         --
   Value at End of Year    16.277     15.121    12.964     21.517     19.675     16.042     14.088     12.410      9.681         --
           No. of Units   168,538    186,927   195,414    247,930    258,978    241,585    257,371    271,775    245,219         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    14.949     12.835    21.336     19.539     15.955     14.032     12.380      9.672     12.500         --
   Value at End of Year    16.068     14.949    12.835     21.336     19.539     15.955     14.032     12.380      9.672         --
           No. of Units    15,360     15,669    35,157     45,709     40,486     19,364      9,947      5,510      3,919         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    14.892     12.793    21.276     19.494     15.926     14.014     12.370      9.669     12.500         --
   Value at End of Year    15.998     14.892    12.793     21.276     19.494     15.926     14.014     12.370      9.669         --
           No. of Units    32,381     33,802    34,888     44,136     53,201     65,489     47,703     48,549     45,003         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --    27.864     25.569     20.920     18.436     16.298     12.500         --         --
   Value at End of Year        --         --    16.728     27.864     25.569     20.920     18.436     16.298         --         --
           No. of Units        --         --       230      2,271      5,989        416        361        379         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
 Value at Start of Year    17.509     12.900    23.627     20.791     16.827     14.654     12.500         --         --         --
   Value at End of Year    12.243     17.509    12.900     23.627     20.791     16.827     14.654         --         --         --
           No. of Units   244,842    122,945   163,607    244,925    462,461    277,267    234,512         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    17.460     12.870    23.584     20.764     16.813     14.650     12.500         --         --         --
   Value at End of Year    19.051     17.460    12.870     23.584     20.764     16.813     14.650         --         --         --
           No. of Units   161,986     70,588    73,430    130,832    200,801    195,397    221,867         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    17.312     12.780    23.454     20.681     16.771     14.635     12.500         --         --         --
   Value at End of Year    18.861     17.312    12.780     23.454     20.681     16.771     14.635         --         --         --
           No. of Units    22,865     15,309    18,148     36,192     97,058     24,929     22,558         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    17.263     12.750    23.411     20.654     16.757     14.630     12.500         --         --         --
   Value at End of Year    18.798     17.263    12.750     23.411     20.654     16.757     14.630         --         --         --
           No. of Units    54,191     38,054    39,939     43,938     75,630     62,099     52,287         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
 Value at Start of Year    17.300     12.780    23.449     20.682     16.768     14.631     12.500         --         --         --
   Value at End of Year    18.859     17.300    12.780     23.449     20.682     16.768     14.631         --         --         --
           No. of Units   212,766    116,490   111,358    158,063    226,436    130,660    110,700         --         --         --
           No. of Units     4,373         --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    17.251     12.750    23.406     20.654     16.754     14.626     12.500         --         --         --
   Value at End of Year    18.797     17.251    12.750     23.406     20.654     16.754     14.626         --         --         --
           No. of Units   122,605     48,862    54,779     89,390    110,963    109,677    115,162         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    17.105     12.661    23.278     20.572     16.713     14.612     12.500         --         --         --
   Value at End of Year    18.610     17.105    12.661     23.278     20.572     16.713     14.612         --         --         --
           No. of Units    42,880     16,585    18,135     24,145     43,751     34,461     21,105         --         --         --
           No. of Units     1,346         --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    17.056     12.631    23.236     20.545     16.699     14.607     12.500         --         --         --
   Value at End of Year    18.548     17.056    12.631     23.236     20.545     16.699     14.607         --         --         --
           No. of Units    23,711     15,011    17,305     20,659     35,058     41,620     37,437         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    16.912     12.543    23.108     20.463     16.657     14.592     12.500         --         --         --
   Value at End of Year    18.363     16.912    12.543     23.108     20.463     16.657     14.592         --         --         --
           No. of Units     5,479      2,814     3,181      3,931      4,952      5,069      3,940         --         --         --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                            --------  --------  --------  --------  --------  ---------  ---------  ---------  ---------  ---------
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of Year     14.499    10.728    22.085    18.729    15.352     12.500         --         --         --         --
     Value at End of Year     16.188    14.499    10.728    22.085    18.729     15.352         --         --         --         --
             No. of Units    224,499   292,407   390,032   527,327   370,887    113,101         --         --         --         --
             No. of Units      2,992     3,297     1,767        92        --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year     14.465    10.708    22.056    18.714    15.347     12.500         --         --         --         --
     Value at End of Year     16.142    14.465    10.708    22.056    18.714     15.347         --         --         --         --
             No. of Units    178,016   149,447   155,857   172,702    89,912     22,608         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year     14.364    10.649    21.968    18.667    15.331     12.500         --         --         --         --
     Value at End of Year     16.006    14.364    10.649    21.968    18.667     15.331         --         --         --         --
             No. of Units     57,641    71,004    71,119    87,516    51,402     16,220         --         --         --         --
             No. of Units        322       295       297        --        --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year     14.331    10.630    21.938    18.652    15.326     12.500         --         --         --         --
     Value at End of Year     15.960    14.331    10.630    21.938    18.652     15.326         --         --         --         --
             No. of Units     34,522    35,950    44,034    66,127    63,585     39,642         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year     14.231    10.571    21.851    18.606    15.311     12.500         --         --         --         --
     Value at End of Year     15.825    14.231    10.571    21.851    18.606     15.311         --         --         --         --
             No. of Units      2,862     1,941     1,750     6,211     3,370         --         --         --         --         --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
   Value at Start of Year         --        --    24.772    22.846    18.165     16.755     14.057      9.214     11.237     16.566
     Value at End of Year         --        --    11.468    24.772    22.846     18.165     16.755     14.057      9.214     11.237
             No. of Units         --        --   620,646   850,583   939,745  1,019,832  1,202,122  1,272,217  1,448,847  1,890,753
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year         --        --    19.106    17.630    14.025     12.942     10.863      7.124      8.693     12.500
     Value at End of Year         --        --     8.840    19.106    17.630     14.025     12.942     10.863      7.124      8.693
             No. of Units         --        --   135,800   206,667   169,153    158,856    154,062    140,047    103,836     71,845
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year         --        --    14.790    13.668    10.889     10.064      8.460      5.556      6.790     10.030
     Value at End of Year         --        --     6.833    14.790    13.668     10.889     10.064      8.460      5.556      6.790
             No. of Units         --        --    99,636   153,247   156,726    169,477    211,777    221,197    240,692    336,043
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year         --        --    18.844    17.422    13.887     12.841     10.800      7.097      8.677     12.500
     Value at End of Year         --        --     8.701    18.844    17.422     13.887     12.841     10.800      7.097      8.677
             No. of Units         --        --    52,481    87,239    83,347     76,909     90,663     87,045     96,616    129,049
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
  5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year         --        --    26.332    24.337    19.377     17.911     15.050      9.879     12.500         --
     Value at End of Year         --        --    12.157    26.332    24.337     19.377     17.911     15.050      9.879         --
             No. of Units         --        --   197,871   231,739   158,412    166,799    170,357     87,054     53,743         --
             No. of Units         --        --     1,676        78        --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year         --        --    26.258    24.281    19.342     17.887     15.038      9.876     12.500         --
     Value at End of Year         --        --    12.117    26.258    24.281     19.342     17.887     15.038      9.876         --
             No. of Units         --        --    98,615   157,654   156,996    131,077    129,202    110,596     65,894         --
Contracts with the Annual Step Death Benefit (issued  prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year         --        --    26.037    24.113    19.237     17.817     15.001      9.866     12.500         --
     Value at End of Year         --        --    11.996    26.037    24.113     19.237     17.817     15.001      9.866         --
             No. of Units         --        --    41,540    59,216    86,241     82,013     56,009     17,077        497         --
             No. of Units         --        --       143        --        --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year         --        --    25.964    24.057    19.202     17.793     14.989      9.863     12.500         --
     Value at End of Year         --        --    11.957    25.964    24.057     19.202     17.793     14.989      9.863         --
             No. of Units         --        --    36,509    48,017    47,279     57,475     57,199     57,493     17,903         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --     30.970     28.739     22.973     21.319     17.987     12.500         --        --
   Value at End of Year        --         --     14.240     30.970     28.739     22.973     21.319     17.987         --        --
           No. of Units        --         --     12,264     17,532     14,540     13,574      7,114        629         --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
 Value at Start of Year    12.262         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.815     12.262         --         --         --         --         --         --         --        --
           No. of Units   516,184    681,022         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    12.261         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.807     12.261         --         --         --         --         --         --         --        --
           No. of Units   130,639    141,718         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    12.259         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.781     12.259         --         --         --         --         --         --         --        --
           No. of Units    45,284     68,026         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    12.258         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.773     12.258         --         --         --         --         --         --         --        --
           No. of Units    48,485     55,323         --         --         --         --         --         --         --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
 Value at Start of Year    12.262         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.785     12.262         --         --         --         --         --         --         --        --
           No. of Units   180,266    232,953         --         --         --         --         --         --         --        --
           No. of Units     1,741      2,314         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    12.261         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.777     12.261         --         --         --         --         --         --         --        --
           No. of Units   125,758    154,220         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    12.259         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.752     12.259         --         --         --         --         --         --         --        --
           No. of Units    43,157     48,522         --         --         --         --         --         --         --        --
           No. of Units       232        206         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    12.258         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.743     12.258         --         --         --         --         --         --         --        --
           No. of Units    27,387     42,903         --         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    12.256         --         --         --         --         --         --         --         --        --
   Value at End of Year    14.718     12.256         --         --         --         --         --         --         --        --
           No. of Units    16,663     16,143         --         --         --         --         --         --         --        --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
 Value at Start of Year    16.367     10.761     21.690     17.678     15.763     14.482     12.102      8.485     10.488    11.833
   Value at End of Year    17.403     16.367     10.761     21.690     17.678     15.763     14.482     12.102      8.485    10.488
           No. of Units 1,037,934  1,338,949  1,811,902  2,475,373  3,279,451  3,779,918  2,358,201  2,344,487  2,265,923 1,904,561
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    17.293     12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126    12.500
   Value at End of Year    18.378     17.293     12.943     22.940     21.284     16.689     15.340     12.825      8.996    11.126
           No. of Units   402,328    464,713    533,694    710,089    777,418    816,473    586,596    502,295    503,476   173,584
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    16.123     12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498    11.869
   Value at End of Year    17.109     16.123     12.085     21.452     19.934     15.653     14.410     12.066      8.476    10.498
           No. of Units   147,500    182,173    239,936    305,351    362,371    492,659    330,995    298,676    277,119   191,600

Vantage Prior

                           YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED     ENDED      ENDED      ENDED       ENDED      ENDED     ENDED      ENDED
                         12/31/10   12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------   --------  ---------  --------   --------   ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    16.987     12.739     22.624    21.034     16.525      15.220     12.750      8.961     11.105     12.500
   Value at End of Year    18.017     16.987     12.739    22.624     21.034      16.525     15.220     12.750      8.961     11.105
           No. of Units   208,227    264,151    281,590   335,339    397,765     473,292    379,816    349,122    353,494    223,671
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    18.616     13.944     24.766    23.002     18.071      16.637     13.922      9.783     12.500         --
   Value at End of Year    19.753     18.616     13.944    24.766     23.002      18.071     16.637     13.922      9.783         --
           No. of Units   516,760    584,141    653,221   815,489    948,384     916,366    833,752    625,371    529,848         --
           No. of Units     2,563      2,651      2,252        81         --          --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    18.545     13.898     24.696    22.949     18.038      16.615     13.910      9.780     12.500         --
   Value at End of Year    19.668     18.545     13.898    24.696     22.949      18.038     16.615     13.910      9.780         --
           No. of Units   427,417    441,463    461,358   578,125    744,680     792,671    694,947    642,023    533,862         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    18.333     13.760     24.488    22.790     17.940      16.549     13.876      9.771     12.500         --
   Value at End of Year    19.415     18.333     13.760    24.488     22.790      17.940     16.549     13.876      9.771         --
           No. of Units   137,102    134,376    147,312   185,326    193,480     186,031     90,653     26,197      9,713         --
           No. of Units     2,250      2,493      3,037       708         --          --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    18.264     13.715     24.419    22.737     17.907      16.528     13.865      9.768     12.500         --
   Value at End of Year    19.331     18.264     13.715    24.419     22.737      17.907     16.528     13.865      9.768         --
           No. of Units   115,880    124,476    127,979   160,361    167,710     168,420    132,370    116,135     99,265         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    22.577     16.979     30.277    28.234     22.270      20.585     17.294     12.500         --         --
   Value at End of Year    23.861     22.577     16.979    30.277     28.234      22.270     20.585     17.294         --         --
           No. of Units    14,712     16,058     16,319    20,408     26,839      23,280     10,941      5,069         --         --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year    20.705     18.700     19.316    18.473     18.115      17.990     17.433     16.497     15.241     14.423
   Value at End of Year    21.906     20.705     18.700    19.316     18.473      18.115     17.990     17.433     16.497     15.241
           No. of Units   615,985    797,313  1,014,324 1,265,562  1,532,455   1,829,113  2,219,766  2,701,949  3,656,084  3,589,400
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year    17.722     16.014     16.550    15.836     15.536      15.437     14.966     14.170     13.097     12.500
   Value at End of Year    18.741     17.722     16.014    16.550     15.836      15.536     15.437     14.966     14.170     13.097
           No. of Units   242,054    280,533    308,843   398,695    393,842     536,084    621,562    701,856    922,382    256,376
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year    18.406     16.658     17.241    16.521     16.233      16.154     15.685     14.873     13.767     13.055
   Value at End of Year    19.435     18.406     16.658    17.241     16.521      16.233     16.154     15.685     14.873     13.767
           No. of Units   108,136    143,907    135,632   157,899    191,540     219,086    288,643    383,496    556,840    382,829
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year    17.409     15.762     16.323    15.649     15.384      15.316     14.879     14.116     13.073     12.500
   Value at End of Year    18.372     17.409     15.762    16.323     15.649      15.384     15.316     14.879     14.116     13.073
           No. of Units   147,247    167,575    196,339   164,157    251,017     283,281    332,729    453,180    625,558    480,844
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year    16.527     14.960     15.476    14.840     14.581      14.515     14.087     13.341     12.500         --
   Value at End of Year    17.460     16.527     14.960    15.476     14.840      14.581     14.515     14.087     13.341         --
           No. of Units   578,212    633,173    563,980   699,118    599,015     437,529    319,935    334,870    200,438         --
           No. of Units     5,420      8,290      7,888        --         --          --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year    16.464     14.910     15.432    14.806     14.555      14.495     14.075     13.337     12.500         --
   Value at End of Year    17.385     16.464     14.910    15.432     14.806      14.555     14.495     14.075     13.337         --
           No. of Units   213,486    224,131    203,272   249,312    292,236     300,516    344,143    477,424    432,480         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year    16.276     14.762     15.302    14.703     14.476      14.438     14.041     13.324     12.500         --
   Value at End of Year    17.161     16.276     14.762    15.302     14.703      14.476     14.438     14.041     13.324         --
           No. of Units   195,178    209,592    213,484   306,290    274,281     159,444     66,125     37,853      4,969         --
           No. of Units     3,513      3,971      3,972        --         --          --         --         --         --         --

Vantage Prior

                           YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED       ENDED      ENDED
                         12/31/10   12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------   --------  --------   ---------  --------   --------   ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year    16.214     14.713     15.259     14.669    14.449      14.419     14.029     13.320     12.500         --
   Value at End of Year    17.087     16.214     14.713     15.259    14.669      14.449     14.419     14.029     13.320         --
           No. of Units    15,836     21,110     22,334     34,122    49,664      60,080     69,891    135,469    134,683         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year    14.576     13.247     13.759     13.247    13.068      13.060     12.726     12.500         --         --
   Value at End of Year    15.338     14.576     13.247     13.759    13.247      13.068     13.060     12.726         --         --
           No. of Units    15,088     16,357     15,744      8,460     8,461       6,653      6,999      3,773         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year        --         --         --         --        --      12.214     11.683      9.468     12.461     15.401
   Value at End of Year        --         --         --         --        --      12.056     12.214     11.683      9.468     12.461
           No. of Units        --         --         --         --        --   3,141,109  4,000,802  4,690,539  5,621,065  6,562,505
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --         --         --         --        --       9.714      9.297      7.538      9.926     12.500
   Value at End of Year        --         --         --         --        --       9.583      9.714      9.297      7.538      9.926
           No. of Units        --         --         --         --        --   1,035,819  1,234,766  1,393,576  1,560,881    656,051
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --         --         --         --        --       8.595      8.238      6.689      8.822     10.925
   Value at End of Year        --         --         --         --        --       8.467      8.595      8.238      6.689      8.822
           No. of Units        --         --         --         --        --   1,022,004  1,126,832  1,228,796  1,282,709  1,321,074
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --         --         --         --        --       9.638      9.242      7.509      9.907     12.500
   Value at End of Year        --         --         --         --        --       9.489      9.638      9.242      7.509      9.907
           No. of Units        --         --         --         --        --     571,098    664,101    737,120    833,740    579,502
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year        --         --         --         --        --      13.003     12.459     10.104     12.500         --
   Value at End of Year        --         --         --         --        --      12.801     13.003     12.459     10.104         --
           No. of Units        --         --         --         --        --     528,213    555,743    525,535    408,713         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --         --         --         --        --      12.986     12.449     10.101     12.500         --
   Value at End of Year        --         --         --         --        --      12.778     12.986     12.449     10.101         --
           No. of Units        --         --         --         --        --     711,619    785,395    873,186    677,092         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --         --         --         --        --      12.935     12.419     10.091     12.500         --
   Value at End of Year        --         --         --         --        --      12.708     12.935     12.419     10.091         --
           No. of Units        --         --         --         --        --     123,910     97,380     37,435      3,838         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --         --         --         --        --      12.918     12.409     10.088     12.500         --
   Value at End of Year        --         --         --         --        --      12.685     12.918     12.409     10.088         --
           No. of Units        --         --         --         --        --     202,616    225,355    223,541    188,632         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --         --         --        --      15.240     14.661     12.500         --         --
   Value at End of Year        --         --         --         --        --      14.942     15.240     14.661         --         --
           No. of Units        --         --         --         --        --       4,695      6,460      5,269         --         --
LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year     9.828      7.628         --         --        --          --         --         --         --         --
   Value at End of Year    11.007      9.828      7.628         --        --          --         --         --         --         --
           No. of Units       123        123        124         --        --          --         --         --         --         --
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year    11.791      9.173     15.444     15.490    13.781      12.500         --         --         --         --
   Value at End of Year    13.182     11.791      9.173     15.444    15.490      13.781         --         --         --         --
           No. of Units   796,368    967,997  1,166,940  1,502,982    18,567       9,486         --         --         --         --

Vantage Prior

                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10 12/31/09   12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  -------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year           11.763     9.156    15.424    15.477    13.776    12.500        --        --        --        --
     Value at End of Year           13.145    11.763     9.156    15.424    15.477    13.776        --        --        --        --
             No. of Units          295,160   280,948   375,884   456,354     1,555     3,665        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year           11.681     9.106    15.362    15.439    13.762    12.500        --        --        --        --
     Value at End of Year           13.033    11.681     9.106    15.362    15.439    13.762        --        --        --        --
             No. of Units          122,008   148,206   187,492   227,715    21,067    15,530        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year           11.654     9.089    15.342    15.426    13.758    12.500        --        --        --        --
     Value at End of Year           12.996    11.654     9.089    15.342    15.426    13.758        --        --        --        --
             No. of Units           96,643   109,336   120,598   147,818        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year           11.573     9.039    15.280    15.387    13.744    12.500        --        --        --        --
     Value at End of Year           12.886    11.573     9.039    15.280    15.387    13.744        --        --        --        --
             No. of Units              242     2,612     2,423     2,420        --        --        --        --        --        --
LARGE CAP VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of Year           17.143    15.777    25.045    24.418    21.423    18.876    15.775    12.500        --        --
     Value at End of Year           18.518    17.143    15.777    25.045    24.418    21.423    18.876    15.775        --        --
             No. of Units          263,553   338,289   410,112   546,446   780,070   588,718   300,576    10,095        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year           17.086    15.732    24.987    24.373    21.395    18.860    15.769    12.500        --        --
     Value at End of Year           18.447    17.086    15.732    24.987    24.373    21.395    18.860    15.769        --        --
             No. of Units          227,803   254,188   256,694   330,595   417,237   220,433   108,288     1,275        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year           16.916    15.599    24.813    24.240    21.309    18.813    15.754    12.500        --        --
     Value at End of Year           18.236    16.916    15.599    24.813    24.240    21.309    18.813    15.754        --        --
             No. of Units           34,710    40,639    50,576    72,512   116,968   113,630    44,665     6,876        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year           16.860    15.555    24.756    24.196    21.281    18.798    15.749    12.500        --        --
     Value at End of Year           18.166    16.860    15.555    24.756    24.196    21.281    18.798    15.749        --        --
             No. of Units           83,597    85,049    83,194    94,562   135,504    68,538    27,769     3,035        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year           16.692    15.423    24.583    24.064    21.197    18.751    15.733    12.500        --        --
     Value at End of Year           17.959    16.692    15.423    24.583    24.064    21.197    18.751    15.733        --        --
             No. of Units            7,565     7,411     7,304     7,094    12,939    10,614     2,676        --        --        --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
   Value at Start of Year           13.487    10.099    17.683    16.546    14.553    13.359    11.691     8.801    11.273    13.264
     Value at End of Year           15.463    13.487    10.099    17.683    16.546    14.553    13.359    11.691     8.801    11.273
             No. of Units          763,012   897,497 1,172,728 1,575,554 2,051,738 2,008,348 2,022,246 1,994,366 1,906,306 2,043,539
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year           12.349     9.252    16.208    15.173    13.353    12.263    10.737     8.087    10.364    12.500
     Value at End of Year           14.152    12.349     9.252    16.208    15.173    13.353    12.263    10.737     8.087    10.364
             No. of Units          613,751   645,474   700,175   762,042   962,151   884,969   868,794   816,086   739,243   274,284
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year           11.856     8.896    15.608    14.634    12.897    11.862    10.402     7.846    10.070    11.873
     Value at End of Year           13.567    11.856     8.896    15.608    14.634    12.897    11.862    10.402     7.846    10.070
             No. of Units          108,294   122,583   148,058   174,708   268,663   231,333   249,076   249,962   243,058   266,838
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year           12.131     9.106    15.985    14.995    13.222    12.167    10.675     8.056    10.345    12.500
     Value at End of Year           13.874    12.131     9.106    15.985    14.995    13.222    12.167    10.675     8.056    10.345
             No. of Units          335,495   406,458   388,099   280,040   410,093   479,990   488,945   448,711   319,249   191,040
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year           15.208    11.402    20.019    18.756    16.536    15.202    13.304    10.015    12.500        --
     Value at End of Year           17.389    15.208    11.402    20.019    18.756    16.536    15.202    13.304    10.015        --
             No. of Units          990,068 1,070,680 1,129,290 1,216,162 1,120,419 1,148,674 1,022,079   652,925   469,497        --
             No. of Units              739       753       760       234        --        --        --        --        --        --

Vantage Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year     15.150     11.364     19.962     18.713     16.506     15.182     13.293     10.012     12.500        --
   Value at End of Year     17.314     15.150     11.364     19.962     18.713     16.506     15.182     13.293     10.012        --
           No. of Units    450,839    494,840    495,364    634,371    741,851    780,719    793,965    715,711    550,629        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year     14.977     11.251     19.794     18.583     16.417     15.122     13.260     10.002     12.500        --
   Value at End of Year     17.091     14.977     11.251     19.794     18.583     16.417     15.122     13.260     10.002        --
           No. of Units    296,689    290,048    334,739    296,385    302,739    269,469    111,190    227,621    215,430        --
           No. of Units      1,813      1,619         69         --         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year     14.920     11.214     19.738     18.540     16.387     15.102     13.249      9.999     12.500        --
   Value at End of Year     17.017     14.920     11.214     19.738     18.540     16.387     15.102     13.249      9.999        --
           No. of Units    133,883    145,814    161,085    130,778    168,450    168,242    222,010    188,117     86,049        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year     17.793     13.394     23.611     22.211     19.660     18.146     15.944     12.500         --        --
   Value at End of Year     20.264     17.793     13.394     23.611     22.211     19.660     18.146     15.944         --        --
           No. of Units     37,569     44,492     44,473     45,411     54,363     46,136     38,360     12,707         --        --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year     17.647     13.708     20.265     19.332     17.416     16.548     14.809     12.132     13.683    14.595
   Value at End of Year     19.417     17.647     13.708     20.265     19.332     17.416     16.548     14.809     12.132    13.683
           No. of Units  5,212,798  6,637,226  7,630,891 10,179,524 11,494,886 11,728,355 11,283,081 10,989,760 10,276,309 9,273,003
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year     14.792     11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515    12.500
   Value at End of Year     16.267     14.792     11.495     17.003     16.229     14.627     13.905     12.450     10.204    11.515
           No. of Units  3,135,841  3,518,670  3,358,809  3,977,730  4,321,437  4,291,067  4,079,233  3,810,840  3,450,452 1,187,221
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year     14.673     11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560    12.355
   Value at End of Year     16.112     14.673     11.420     16.917     16.171     14.597     13.897     12.462     10.229    11.560
           No. of Units    855,774  1,054,988  1,186,116  1,488,996  1,627,833  1,667,395  1,574,560  1,251,961  1,160,624 1,118,988
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year     14.530     11.315     16.769     16.038     14.484     13.796     12.378     10.165     11.494    12.500
   Value at End of Year     15.947     14.530     11.315     16.769     16.038     14.484     13.796     12.378     10.165    11.494
           No. of Units  1,425,852  1,788,105  1,814,585  2,392,019  2,670,852  2,664,999  2,601,612  2,528,331  2,066,405 1,321,349
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year     16.343     12.721     18.847     18.015     16.262     15.463     13.848     11.344     12.500        --
   Value at End of Year     17.940     16.343     12.721     18.847     18.015     16.262     15.463     13.848     11.344        --
           No. of Units 40,982,419 43,699,116 42,494,105 40,317,394 33,120,895 24,211,507 12,415,096  3,242,220  2,169,689        --
           No. of Units    420,689    398,671    318,519     12,453         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year     16.280     12.679     18.794     17.973     16.232     15.442     13.837     11.341     12.500        --
   Value at End of Year     17.862     16.280     12.679     18.794     17.973     16.232     15.442     13.837     11.341        --
           No. of Units  3,369,037  3,587,041  3,649,467  4,140,123  4,286,258  4,307,494  4,134,409  3,642,130  3,197,418        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year     16.095     12.553     18.636     17.849     16.144     15.381     13.803     11.330     12.500        --
   Value at End of Year     17.632     16.095     12.553     18.636     17.849     16.144     15.381     13.803     11.330        --
           No. of Units 17,616,597 18,455,145 17,196,291 16,651,923 13,861,070  9,885,418  4,522,346    714,035    348,694        --
           No. of Units    667,307    679,543    514,091     29,848         --         --         --         --         --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year     16.033     12.511     18.583     17.807     16.115     15.361     13.791     11.326     12.500        --
   Value at End of Year     17.556     16.033     12.511     18.583     17.807     16.115     15.361     13.791     11.326        --
           No. of Units    606,337    616,136    630,594    649,320    705,305    796,374    690,174    601,338    412,922        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year     16.736     13.079     19.457     18.672     16.922     16.155     14.526     12.500         --        --
   Value at End of Year     18.298     16.736     13.079     19.457     18.672     16.922     16.155     14.526         --        --
           No. of Units    693,557    724,954    711,438    892,870    922,572    834,772    426,091    186,079         --        --

Vantage Prior

                           YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED      ENDED    ENDED
                         12/31/10   12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        ---------- ---------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year     20.260     16.906    20.337    19.602    18.358    18.122    16.950    15.432    15.408    15.161
   Value at End of Year     21.768     20.260    16.906    20.337    19.602    18.358    18.122    16.950    15.432    15.408
           No. of Units  1,612,778  1,969,272 2,322,498 2,179,833 2,132,403 2,238,385 2,319,819 2,330,163 2,420,641 2,000,113
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year     16.512     13.785    16.591    15.999    14.992    14.806    13.856    12.621    12.607    12.500
   Value at End of Year     17.732     16.512    13.785    16.591    15.999    14.992    14.806    13.856    12.621    12.607
           No. of Units    745,405    826,351   763,253   561,749   585,300   620,220   619,173   686,486   744,882    10,676
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year     16.948     14.170    17.080    16.496    15.481    15.312    14.351    13.091    13.097    12.913
   Value at End of Year     18.173     16.948    14.170    17.080    16.496    15.481    15.312    14.351    13.091    13.097
           No. of Units    240,783    324,776   308,539   319,461   294,112   347,751   322,026   255,474   230,048   161,087
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year     16.219     13.568    16.363    15.811    14.845    14.690    13.775    12.573    12.584    12.500
   Value at End of Year     17.384     16.219    13.568    16.363    15.811    14.845    14.690    13.775    12.573    12.584
           No. of Units    595,034    547,343   450,098   401,079   387,589   588,687   660,713   438,023   530,281   158,202
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year     16.228     13.572    16.347    15.787    14.828    14.648    13.710    12.483    12.500        --
   Value at End of Year     17.395     16.228    13.572    16.347    15.787    14.828    14.648    13.710    12.483        --
           No. of Units 10,883,401 10,704,327 8,480,415 4,506,267 2,984,536 2,477,002 1,848,666   846,094   483,478        --
           No. of Units    323,678    286,290   157,661        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year     16.166     13.527    16.301    15.750    14.801    14.628    13.699    12.479    12.500        --
   Value at End of Year     17.321     16.166    13.527    16.301    15.750    14.801    14.628    13.699    12.479        --
           No. of Units    864,979    933,946 1,073,598   563,115   498,531   514,476   582,742   752,018   549,769        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year     15.982     13.393    16.163    15.641    14.720    14.571    13.666    12.467    12.500        --
   Value at End of Year     17.098     15.982    13.393    16.163    15.641    14.720    14.571    13.666    12.467        --
           No. of Units  5,595,982  6,124,374 4,749,864 1,905,841 1,265,059 1,182,877   802,698   252,968    72,309        --
           No. of Units    227,157    292,806   227,281        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year     15.921     13.348    16.118    15.605    14.694    14.551    13.655    12.463    12.500        --
   Value at End of Year     17.024     15.921    13.348    16.118    15.605    14.694    14.551    13.655    12.463        --
           No. of Units    133,102    124,157   123,334   111,699   120,343   123,769   137,000   138,259   144,977        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year     15.328     12.870    15.564    15.091    14.231    14.115    13.265    12.500        --        --
   Value at End of Year     16.365     15.328    12.870    15.564    15.091    14.231    14.115    13.265        --        --
           No. of Units    277,192    299,978   236,984   108,015   122,228   138,672    79,838    29,887        --        --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year     15.767     12.013    19.246    18.181    16.268    15.204    13.476    10.565    12.750    14.238
   Value at End of Year     17.545     15.767    12.013    19.246    18.181    16.268    15.204    13.476    10.565    12.750
           No. of Units  4,261,922  5,277,791 6,686,798 8,481,207 9,887,47510,057,591 9,394,355 8,842,207 8,238,473 8,372,801
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year     13.472     10.270    16.461    15.558    13.928    13.024    11.549     9.059    10.938    12.500
   Value at End of Year     14.984     13.472    10.270    16.461    15.558    13.928    13.024    11.549     9.059    10.938
           No. of Units  2,149,772  2,477,325 2,834,928 3,517,482 4,214,167 3,977,260 3,731,526 3,573,334 3,214,133 1,161,666
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year     13.149     10.039    16.115    15.254    13.676    12.807    11.374     8.935    10.805    12.090
   Value at End of Year     14.603     13.149    10.039    16.115    15.254    13.676    12.807    11.374     8.935    10.805
           No. of Units    511,642    735,605 1,008,551 1,146,260 1,310,848 1,240,823 1,182,459 1,164,115 1,217,395 1,145,908
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year     13.233     10.108    16.235    15.375    13.791    12.922    11.482     9.024    10.918    12.500
   Value at End of Year     14.689     13.233    10.108    16.235    15.375    13.791    12.922    11.482     9.024    10.918
           No. of Units  1,120,991  1,312,619 1,451,152 1,652,297 1,832,742 1,909,770 1,819,576 1,592,863 1,278,861   857,298

Vantage Prior

                            YEAR       YEAR        YEAR        YEAR       YEAR       YEAR       YEAR      YEAR       YEAR     YEAR
                           ENDED      ENDED       ENDED       ENDED      ENDED      ENDED      ENDED     ENDED      ENDED    ENDED
                          12/31/10   12/31/09   12/31/08    12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01
                         ---------- ----------  ---------   ---------  ---------  --------   --------  --------- ---------  --------
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year      15.772     12.049     19.324     18.299     16.405     15.354     13.608    10.677    12.500        --
   Value at End of Year      17.523     15.772     12.049     19.324     18.299     16.405     15.354    13.608    10.677        --
           No. of Units  51,513,166 53,964,954 54,841,305 51,153,986 39,243,411 24,747,793 11,814,241 2,783,038 1,647,423        --
           No. of Units     552,884    540,725    453,613     53,638         --         --         --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year      15.712     12.009     19.269     18.257     16.375     15.334     13.596    10.673    12.500        --
   Value at End of Year      17.448     15.712     12.009     19.269     18.257     16.375     15.334    13.596    10.673        --
           No. of Units   2,543,471  2,764,005  2,924,892  3,564,504  4,198,388  4,127,677  4,183,582 3,896,703 2,819,307        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year      15.533     11.890     19.107     18.130     16.286     15.273     13.563    10.663    12.500        --
   Value at End of Year      17.223     15.533     11.890     19.107     18.130     16.286     15.273    13.563    10.663        --
           No. of Units  27,563,536 28,484,718 28,810,816 25,756,273 19,387,383 12,065,922  5,041,971   755,261   336,348        --
           No. of Units     568,156    606,458    564,299     32,601         --         --         --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year      15.474     11.851     19.053     18.088     16.257     15.253     13.552    10.660    12.500        --
   Value at End of Year      17.149     15.474     11.851     19.053     18.088     16.257     15.253    13.552    10.660        --
           No. of Units     363,800    365,629    397,810    457,449    546,330    523,420    529,437   455,404   365,982        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year      17.184     13.180     21.223     20.178     18.162     17.066     15.186    12.500        --        --
   Value at End of Year      19.015     17.184     13.180     21.223     20.178     18.162     17.066    15.186        --        --
           No. of Units     686,691    758,889    753,940    923,518  1,014,785    800,504    327,994    57,928        --        --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year      18.854     15.047     20.171     19.458     17.897     17.451     15.962    13.759    14.562    14.954
   Value at End of Year      20.523     18.854     15.047     20.171     19.458     17.897     17.451    15.962    13.759    14.562
           No. of Units   2,042,021  2,324,119  2,844,826  3,652,406  3,836,080  3,753,053  3,706,376 3,812,308 3,497,438 3,127,339
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year      15.512     12.386     16.612     16.033     14.754     14.394     13.172    11.360    12.029    12.500
   Value at End of Year      16.877     15.512     12.386     16.612     16.033     14.754     14.394    13.172    11.360    12.029
           No. of Units     846,643  1,046,267  1,112,889  1,333,511  1,412,135  1,390,985  1,458,020 1,643,974 1,527,338   408,832
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year      15.577     12.456     16.731     16.173     14.905     14.563     13.347    11.528    12.225    12.579
   Value at End of Year      16.922     15.577     12.456     16.731     16.173     14.905     14.563    13.347    11.528    12.225
           No. of Units     191,584    281,000    374,446    508,464    515,304    441,885    480,181   507,496   485,371   306,328
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year      15.238     12.191     16.383     15.844     14.610     14.281     13.095    11.316    12.007    12.500
   Value at End of Year      16.545     15.238     12.191     16.383     15.844     14.610     14.281    13.095    11.316    12.007
           No. of Units     415,558    558,184    630,520    621,264    701,624    664,107    661,405   549,537   606,820   284,407
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year      16.139     12.920     17.349     16.768     15.456     15.093     13.805    11.900    12.500        --
   Value at End of Year      17.542     16.139     12.920     17.349     16.768     15.456     15.093    13.805    11.900        --
           No. of Units  12,624,624 13,307,222 12,653,937 10,145,080  8,240,533  7,038,621  3,928,697 1,474,624   859,403        --
           No. of Units     369,706    353,842    259,900         --         --         --         --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year      16.077     12.877     17.300     16.729     15.428     15.073     13.794    11.896    12.500        --
   Value at End of Year      17.466     16.077     12.877     17.300     16.729     15.428     15.073    13.794    11.896        --
           No. of Units   1,167,013  1,348,171  1,347,484  1,633,982  1,603,186  1,729,888  1,770,566 1,853,067 1,433,656        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year      15.894     12.750     17.154     16.614     15.344     15.014     13.760    11.884    12.500        --
   Value at End of Year      17.241     15.894     12.750     17.154     16.614     15.344     15.014    13.760    11.884        --
           No. of Units   6,334,861  6,462,910  5,987,850  4,959,397  3,397,173  2,578,618  1,348,141   333,204    48,506        --
           No. of Units     397,669    286,993    245,808      1,516         --         --         --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year      15.834     12.707     17.106     16.575     15.316     14.994     13.749    11.881    12.500        --
   Value at End of Year      17.167     15.834     12.707     17.106     16.575     15.316     14.994    13.749    11.881        --
           No. of Units     122,186    132,360    184,536    306,075    334,377    372,398    350,659   320,355   199,315        --

Vantage Prior

                                          YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                        12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year             15.857   12.746   17.183   16.675   15.432   15.130   13.894   12.500       --       --
         Value at End of Year             17.167   15.857   12.746   17.183   16.675   15.432   15.130   13.894       --       --
                 No. of Units            326,195  281,619  350,131  463,928  421,250  344,729  120,806   85,327       --       --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-06) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
       Value at Start of Year                 --       --       --       --       --   17.019   15.145   12.500       --       --
         Value at End of Year                 --       --       --       --       --   17.745   17.019   15.145       --       --
                 No. of Units                 --       --       --       --       --  201,165  259,908   38,056       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year                 --       --       --       --       --   17.005   15.140   12.500       --       --
         Value at End of Year                 --       --       --       --       --   17.722   17.005   15.140       --       --
                 No. of Units                 --       --       --       --       --  101,565  101,634   57,484       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year                 --       --       --       --       --   16.963   15.125   12.500       --       --
         Value at End of Year                 --       --       --       --       --   17.651   16.963   15.125       --       --
                 No. of Units                 --       --       --       --       --   64,652   54,409   27,272       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year                 --       --       --       --       --   16.949   15.120   12.500       --       --
         Value at End of Year                 --       --       --       --       --   17.628   16.949   15.120       --       --
                 No. of Units                 --       --       --       --       --   35,398   34,517    9,013       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year                 --       --       --       --       --   16.906   15.105   12.500       --       --
         Value at End of Year                 --       --       --       --       --   17.558   16.906   15.105       --       --
                 No. of Units                 --       --       --       --       --    1,790      737    1,297       --       --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
       Value at Start of Year             17.215   12.784   20.421   19.292   17.858   16.190   14.196   10.714   12.827   13.259
         Value at End of Year             21.355   17.215   12.784   20.421   19.292   17.858   16.190   14.196   10.714   12.827
                 No. of Units            375,446  426,012  515,651  570,857  695,204  799,590  838,598  964,865  870,042  577,732
    Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
       Value at Start of Year             15.913   11.823   18.894   17.859   16.540   15.002   13.162    9.938   11.904   12.500
         Value at End of Year             19.729   15.913   11.823   18.894   17.859   16.540   15.002   13.162    9.938   11.904
                 No. of Units            191,448  216,784  253,364  255,929  342,297  324,803  395,899  390,732  391,354  108,248
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
       Value at Start of Year             16.863   12.547   20.083   19.011   17.633   16.018   14.074   10.643   12.767   13.223
         Value at End of Year             20.876   16.863   12.547   20.083   19.011   17.633   16.018   14.074   10.643   12.767
                 No. of Units             17,332   25,502   27,237   39,299   65,666   55,402   61,309   63,927   80,490   68,602
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
       Value at Start of Year             15.631   11.637   18.635   17.649   16.378   14.885   13.085    9.900   11.882   12.500
         Value at End of Year             19.341   15.631   11.637   18.635   17.649   16.378   14.885   13.085    9.900   11.882
                 No. of Units            108,368  118,135  128,972  136,307  161,354  181,210  218,778  239,650  153,144   80,113
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
       Value at Start of Year             15.847   11.801   18.883   17.870   16.582   15.064   13.230   10.003   12.500       --
         Value at End of Year             19.631   15.847   11.801   18.883   17.870   16.582   15.064   13.230   10.003       --
                 No. of Units            281,383  317,038  299,718  281,378  322,356  296,910  255,414  235,468  165,624       --
                 No. of Units              8,332    7,471    7,592      291       --       --       --       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             15.787   11.762   18.830   17.828   16.552   15.044   13.219   10.000   12.500       --
         Value at End of Year             19.546   15.787   11.762   18.830   17.828   16.552   15.044   13.219   10.000       --
                 No. of Units            185,728  197,760  205,274  217,569  256,735  267,510  304,422  334,960  233,395       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year             15.607   11.646   18.672   17.705   16.462   14.985   13.187    9.990   12.500       --
         Value at End of Year             19.294   15.607   11.646   18.672   17.705   16.462   14.985   13.187    9.990       --
                 No. of Units            108,247  105,123  105,248  113,215  122,868   76,107   62,541   18,879    2,557       --
                 No. of Units                684      865      751       --       --       --       --       --       --       --

Vantage Prior

                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year            15.548    11.607    18.619    17.664    16.432    14.965    13.176     9.987    12.500        --
    Value at End of Year            19.211    15.548    11.607    18.619    17.664    16.432    14.965    13.176     9.987        --
            No. of Units            42,175    49,079    50,423    63,423    67,993    67,344    74,432    73,642    54,597        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year            18.594    13.902    22.334    21.220    19.770    18.032    15.900    12.500        --        --
    Value at End of Year            22.941    18.594    13.902    22.334    21.220    19.770    18.032    15.900        --        --
            No. of Units             2,478     4,739     5,820     5,784     6,218     3,677     3,843       851        --        --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
  Value at Start of Year                --        --    11.500    12.500        --        --        --        --        --        --
    Value at End of Year                --        --     6.548    11.500        --        --        --        --        --        --
            No. of Units                --        --    46,645    33,093        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year                --        --    11.496    12.500        --        --        --        --        --        --
    Value at End of Year                --        --     6.542    11.496        --        --        --        --        --        --
            No. of Units                --        --    18,202     8,170        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year                --        --    11.485    12.500        --        --        --        --        --        --
    Value at End of Year                --        --     6.526    11.485        --        --        --        --        --        --
            No. of Units                --        --     4,972       459        --        --        --        --        --        --
            No. of Units                --        --       232        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year                --        --    11.481    12.500        --        --        --        --        --        --
    Value at End of Year                --        --     6.520    11.481        --        --        --        --        --        --
            No. of Units                --        --     7,475     5,063        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year                --        --        --    12.500        --        --        --        --        --        --
    Value at End of Year                --        --        --    11.469        --        --        --        --        --        --
            No. of Units                --        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
  Value at Start of Year             4.185     3.236    19.858    16.322    14.599    12.941    11.041     7.879    10.333    11.792
    Value at End of Year             5.072     4.185     3.236    19.858    16.322    14.599    12.941    11.041     7.879    10.333
            No. of Units         1,704,066 2,208,652 2,818,233 3,150,891 3,828,859 4,484,566 2,612,376 2,690,557 2,362,287 2,559,840
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year            14.591    11.287    20.397    16.774    15.011    13.312    11.364     8.113    10.646    12.500
    Value at End of Year            17.674    14.591    11.287    20.397    16.774    15.011    13.312    11.364     8.113    10.646
            No. of Units           779,708   881,475 1,006,127   938,269 1,066,693 1,210,093   826,759   872,214   779,962   326,705
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year             4.564     3.536    20.271    16.695    14.963    13.290    11.362     8.124    10.676    12.208
    Value at End of Year            17.486     4.564     3.536    20.271    16.695    14.963    13.290    11.362     8.124    10.676
            No. of Units           252,555   315,960   390,436   423,201   517,264   725,070   436,586   475,551   374,904   333,413
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year            14.332    11.110    20.117    16.576    14.864    13.208    11.298     8.082    10.627    12.500
    Value at End of Year            17.327    14.332    11.110    20.117    16.576    14.864    13.208    11.298     8.082    10.627
            No. of Units           471,212   519,854   563,637   507,327   566,566   675,722   547,386   512,114   483,340   377,123
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year            17.987    13.940    25.226    20.771    18.617    16.524    14.133    10.110    12.500        --
    Value at End of Year            21.750    17.987    13.940    25.226    20.771    18.617    16.524    14.133    10.110        --
            No. of Units           475,304   536,777   635,358   617,818   642,322   652,533   458,499   354,941   224,592        --
            No. of Units             1,116    15,545       743       134        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year            17.919    13.894    25.154    20.723    18.584    16.502    14.121    10.107    12.500        --
    Value at End of Year            21.656    17.919    13.894    25.154    20.723    18.584    16.502    14.121    10.107        --
            No. of Units           440,063   479,496   515,726   469,739   619,194   685,304   489,637   519,230   384,725        --

Vantage Prior

                                      YEAR     YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                    12/31/10 12/31/09  12/31/08 12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                   --------- --------- -------- --------- --------- --------- --------- --------- --------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year             17.714    13.756   24.943    20.580    18.483    16.437    14.087    10.097    12.500       --
     Value at End of Year             21.377    17.714   13.756    24.943    20.580    18.483    16.437    14.087    10.097       --
             No. of Units            100,869   112,677  135,085   120,447   118,178    97,800    65,417    29,443     7,166       --
             No. of Units              1,640     1,640    2,200        --        --        --        --        --        --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year             17.647    13.711   24.872    20.532    18.449    16.415    14.075    10.094    12.500       --
     Value at End of Year             21.285    17.647   13.711    24.872    20.532    18.449    16.415    14.075    10.094       --
             No. of Units            143,232   181,050  185,480   189,177   195,847   230,780   186,746   224,007   135,298       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year             19.480    15.158   27.539    22.768    20.489    18.257    15.678    12.500        --       --
     Value at End of Year             23.461    19.480   15.158    27.539    22.768    20.489    18.257    15.678        --       --
             No. of Units             15,173    15,423   15,248    22,100    16,233    17,141    14,764     7,759        --       --
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
   Value at Start of Year                 --        --   20.212    20.387    18.442    17.342    14.152    11.465    12.954   12.500
     Value at End of Year                 --        --   12.131    20.212    20.387    18.442    17.342    14.152    11.465   12.954
             No. of Units                 --        --  927,609 1,284,283 1,685,470 2,061,918 2,307,909 2,059,784 2,138,732  816,530
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
   Value at Start of Year                 --        --   20.144    20.330    18.399    17.310    14.133    11.456    12.950   12.500
     Value at End of Year                 --        --   12.085    20.144    20.330    18.399    17.310    14.133    11.456   12.950
             No. of Units                 --        --  677,758   889,445 1,122,289 1,349,254 1,394,777 1,448,687 1,466,937  315,019
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
   Value at Start of Year                 --        --   19.944    20.158    18.271    17.215    14.076    11.427    12.936   12.500
     Value at End of Year                 --        --   11.946    19.944    20.158    18.271    17.215    14.076    11.427   12.936
             No. of Units                 --        --   90,283   127,264   174,275   214,991   244,086   286,641   298,953   65,785
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year                 --        --   19.877    20.101    18.228    17.183    14.057    11.417    12.932   12.500
     Value at End of Year                 --        --   11.900    19.877    20.101    18.228    17.183    14.057    11.417   12.932
             No. of Units                 --        --  297,488   372,718   463,154   595,408   649,123   673,091   772,723  462,766
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year                 --        --   18.926    19.127    17.339    16.341    13.361    10.844    12.500       --
     Value at End of Year                 --        --   11.336    18.926    19.127    17.339    16.341    13.361    10.844       --
             No. of Units                 --        --  570,289   685,330   810,282 1,061,806 1,186,943   879,340   652,614       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year                 --        --   18.873    19.083    17.307    16.319    13.350    10.841    12.500       --
     Value at End of Year                 --        --   11.298    18.873    19.083    17.307    16.319    13.350    10.841       --
             No. of Units                 --        --  635,697   667,821   978,848 1,235,664 1,336,355 1,317,879 1,117,522       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
   Value at Start of Year                 --        --   18.714    18.951    17.213    16.255    13.317    10.830    12.500       --
     Value at End of Year                 --        --   11.186    18.714    18.951    17.213    16.255    13.317    10.830       --
             No. of Units                 --        --  122,167   148,850   174,012   189,039   143,824    60,666    15,689       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
   Value at Start of Year                 --        --   18.661    18.907    17.182    16.233    13.307    10.827    12.500       --
     Value at End of Year                 --        --   11.149    18.661    18.907    17.182    16.233    13.307    10.827       --
             No. of Units                 --        --  140,258   167,702   230,075   251,646   286,842   298,145   282,390       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
   Value at Start of Year                 --        --   21.757    22.077    20.093    19.012    15.608    12.500        --       --
     Value at End of Year                 --        --   12.979    21.757    22.077    20.093    19.012    15.608        --       --
             No. of Units                 --        --   22,824    25,306    29,497    34,166    23,325     5,150        --       --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of Year             15.031    10.455   16.306    16.512    13.968    12.500        --        --        --       --
     Value at End of Year             17.137    15.031   10.455    16.306    16.512    13.968        --        --        --       --
             No. of Units          1,190,045 1,446,915  127,127   154,707   162,933    70,162        --        --        --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
   Value at Start of Year             14.996    10.436   16.284    16.498    13.963    12.500        --        --        --       --
     Value at End of Year             17.088    14.996   10.436    16.284    16.498    13.963        --        --        --       --
             No. of Units          1,236,802 1,367,042   46,462    43,677    25,601    11,459        --        --        --       --

Vantage Prior

                               YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR
                               ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                             12/31/10   12/31/09   12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01
                             --------- ---------- ---------- --------- --------- --------- --------- --------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year         14.891     10.378     16.220    16.457    13.949    12.500        --        --         --         --
   Value at End of Year         16.943     14.891     10.378    16.220    16.457    13.949        --        --         --         --
           No. of Units        179,746    220,466     28,888    23,565    24,431     7,158        --        --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year         14.857     10.359     16.198    16.443    13.945    12.500        --        --         --         --
   Value at End of Year         16.895     14.857     10.359    16.198    16.443    13.945        --        --         --         --
           No. of Units        399,058    462,509      8,702    13,954    11,812       896        --        --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year         14.753     10.303     16.133    16.402    13.931    12.500        --        --         --         --
   Value at End of Year         16.752     14.753     10.303    16.133    16.402    13.931        --        --         --         --
           No. of Units         31,076     33,527        604       605       606       607        --        --         --         --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year         14.886     15.089     15.059    14.628    14.225    14.072    14.177    14.316     14.370     14.091
   Value at End of Year         14.657     14.886     15.089    15.059    14.628    14.225    14.072    14.177     14.316     14.370
           No. of Units      2,074,936  2,889,659  5,026,683 4,130,921 4,037,964 4,224,817 4,787,954 6,794,728 12,668,416 15,483,458
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year         13.106     13.291     13.272    12.899    12.549    12.420    12.520    12.648     12.703     12.500
   Value at End of Year         12.898     13.106     13.291    13.272    12.899    12.549    12.420    12.520     12.648     12.703
           No. of Units      1,059,983  1,287,967  1,909,379 1,603,458 1,810,139 1,192,150 1,474,515 2,274,555  4,297,764  2,207,733
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year         13.203     13.409     13.410    13.053    12.718    12.606    12.726    12.876     12.951     12.725
   Value at End of Year         12.974     13.203     13.409    13.410    13.053    12.718    12.606    12.726     12.876     12.951
           No. of Units        281,365    947,911  1,184,128 1,057,846 1,082,328   451,141   468,046   902,376  2,004,109  2,995,931
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year         12.874     13.082     13.090    12.747    12.426    12.323    12.447    12.600     12.680     12.500
   Value at End of Year         12.645     12.874     13.082    13.090    12.747    12.426    12.323    12.447     12.600     12.680
           No. of Units        604,591    630,457    795,972   576,094   667,675   860,182 1,064,056 1,189,893  1,934,403  2,126,685
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year         12.777     12.967     12.968    12.622    12.298    12.190    12.306    12.451     12.500         --
   Value at End of Year         12.581     12.777     12.967    12.968    12.622    12.298    12.190    12.306     12.451         --
           No. of Units      6,893,818 10,499,581 14,089,341 5,192,912 3,208,681 2,410,775 2,036,705 1,853,729  2,789,943         --
           No. of Units        123,339    154,100    185,788    25,117        --        --        --        --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year         12.729     12.924     12.931    12.593    12.276    12.174    12.296    12.447     12.500         --
   Value at End of Year         12.527     12.729     12.924    12.931    12.593    12.276    12.174    12.296     12.447         --
           No. of Units        949,963  1,319,445  2,261,948 1,134,907 1,026,367   966,074   984,890 1,519,478  3,435,922         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year         12.583     12.796     12.822    12.506    12.209    12.126    12.266    12.435     12.500         --
   Value at End of Year         12.365     12.583     12.796    12.822    12.506    12.209    12.126    12.266     12.435         --
           No. of Units      2,978,809  4,077,663  5,954,771 2,023,318 1,152,304   937,159 1,060,830   390,915    115,361         --
           No. of Units        213,467    220,182    193,835    10,283        --        --        --        --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year         12.536     12.753     12.786    12.477    12.187    12.110    12.256    12.431     12.500         --
   Value at End of Year         12.312     12.536     12.753    12.786    12.477    12.187    12.110    12.256     12.431         --
           No. of Units        217,948    315,815    422,978   284,197   372,523   226,793   423,238   475,247    818,115         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year         12.535     12.772     12.824    12.532    12.259    12.200    12.366    12.500         --         --
   Value at End of Year         12.293     12.535     12.772    12.824    12.532    12.259    12.200    12.366         --         --
           No. of Units         51,662     60,940    289,719    43,365    14,413    38,417   100,430    80,018         --         --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
 Value at Start of Year         38.727     24.753     52.069    37.659    31.340    21.738    17.798    12.500         --         --
   Value at End of Year         43.803     38.727     24.753    52.069    37.659    31.340    21.738    17.798         --         --
           No. of Units        520,967    605,515    596,711   771,649   839,163   891,398   515,521    48,703         --         --
           No. of Units          3,257      3,576      3,795       205        --        --        --        --         --         --

Vantage Prior


                                          YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                        12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             38.598   24.683   51.948   37.590   31.298   21.720   17.792   12.500       --       --
         Value at End of Year             43.636   38.598   24.683   51.948   37.590   31.298   21.720   17.792       --       --
                 No. of Units            272,372  284,818  290,066  404,342  404,044  378,873  229,400   71,754       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year             38.214   24.475   51.586   37.385   31.174   21.666   17.775   12.500       --       --
         Value at End of Year             43.137   38.214   24.475   51.586   37.385   31.174   21.666   17.775       --       --
                 No. of Units            135,999  149,693  146,127  179,898  202,337  191,510   72,421   15,496       --       --
                 No. of Units                128      468      875       --       --       --       --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year             38.087   24.405   51.466   37.317   31.133   21.648   17.769   12.500       --       --
         Value at End of Year             42.972   38.087   24.405   51.466   37.317   31.133   21.648   17.769       --       --
                 No. of Units            114,915  133,685   96,505  133,606  222,059  214,051  114,209   45,004       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year             37.709   24.199   51.108   37.113   31.009   21.594   17.751   12.500       --       --
         Value at End of Year             42.481   37.709   24.199   51.108   37.113   31.009   21.594   17.751       --       --
                 No. of Units              9,460   13,385   13,783   13,195   14,312   11,822    3,249       --       --       --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
       Value at Start of Year             15.068   11.954   21.391   20.978   18.541   17.377   15.390   12.500       --       --
         Value at End of Year             17.688   15.068   11.954   21.391   20.978   18.541   17.377   15.390       --       --
                 No. of Units              5,555    7,023   22,880   37,485   13,255   11,254    5,326       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             15.018   11.920   21.341   20.940   18.516   17.362   15.385   12.500       --       --
         Value at End of Year             17.620   15.018   11.920   21.341   20.940   18.516   17.362   15.385       --       --
                 No. of Units             12,766    4,416    4,990    6,113   11,186    9,981    1,208      442       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year             14.869   11.819   21.193   20.826   18.443   17.319   15.370   12.500       --       --
         Value at End of Year             17.419   14.869   11.819   21.193   20.826   18.443   17.319   15.370       --       --
                 No. of Units              5,120    5,544    7,274    8,825    9,732    8,940    2,585      312       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year             14.819   11.786   21.143   20.788   18.418   17.305   15.365   12.500       --       --
         Value at End of Year             17.352   14.819   11.786   21.143   20.788   18.418   17.305   15.365       --       --
                 No. of Units              2,564    2,573    3,239    8,243    7,067    4,632    3,683    3,699       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year                 --       --       --       --       --       --   15.350   12.500       --       --
         Value at End of Year                 --       --       --       --       --       --   17.262   15.350       --       --
                 No. of Units                 --       --       --       --       --       --       --       --       --       --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
       Value at Start of Year             12.216    9.965   17.261   18.531   15.547   14.510   12.500       --       --       --
         Value at End of Year             13.605   12.216    9.965   17.261   18.531   15.547   14.510       --       --       --
                 No. of Units             11,780   13,481   14,478   20,518   19,993   19,321    3,086       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             12.181    9.942   17.229   18.507   15.534   14.505   12.500       --       --       --
         Value at End of Year             13.560   12.181    9.942   17.229   18.507   15.534   14.505       --       --       --
                 No. of Units              9,162    8,592    9,580   13,822   10,585    8,467    3,670       --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year                 --       --   17.135   18.433   15.496   14.491   12.500       --       --       --
         Value at End of Year                 --       --    9.872   17.135   18.433   15.496   14.491       --       --       --
                 No. of Units                 --       --       29       26    2,497    1,690      391       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year             12.044    9.849   17.103   18.409   15.483   14.486   12.500       --       --       --
         Value at End of Year             13.380   12.044    9.849   17.103   18.409   15.483   14.486       --       --       --
                 No. of Units              1,109    1,117    7,174   13,748    7,302    3,997       --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year                 --       --       --   18.336   15.444   14.472   12.500       --       --       --
         Value at End of Year                 --       --       --   17.010   18.336   15.444   14.472       --       --       --
                 No. of Units                 --       --       --       --       --       --       --       --       --       --

Vantage Prior

                                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR
                                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED     ENDED
                                       12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01
                                       -------- -------- -------- -------- -------- -------- --------- --------- --------- ---------
OVERSEAS EQUITY TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
          Value at Start of Year             --   11.218   19.710   17.841   15.145   12.500        --        --        --        --
            Value at End of Year             --   14.408   11.218   19.710   17.841   15.145        --        --        --        --
                    No. of Units             --   24,422   23,425   47,956   30,923   30,243        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
          Value at Start of Year             --   11.197   19.684   17.826   15.140   12.500        --        --        --        --
            Value at End of Year             --   14.374   11.197   19.684   17.826   15.140        --        --        --        --
                    No. of Units             --   13,835   13,379   12,961   17,665   10,642        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
          Value at Start of Year             --   11.136   19.605   17.782   15.125   12.500        --        --        --        --
            Value at End of Year             --   14.274   11.136   19.605   17.782   15.125        --        --        --        --
                    No. of Units             --    7,639   12,840   16,165   17,689    5,442        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
          Value at Start of Year             --   11.115   19.579   17.767   15.120   12.500        --        --        --        --
            Value at End of Year             --   14.241   11.115   19.579   17.767   15.120        --        --        --        --
                    No. of Units             --    7,384    7,339    8,078    6,130    3,461        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
          Value at Start of Year             --   11.054   19.501   17.723   15.105   12.500        --        --        --        --
            Value at End of Year             --   14.141   11.054   19.501   17.723   15.105        --        --        --        --
                    No. of Units             --    1,677    1,532    1,497    1,686      218        --        --        --        --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
          Value at Start of Year             --       --       --       --       --       --    11.716     8.273    10.695    13.768
            Value at End of Year             --       --       --       --       --       --    12.896    11.716     8.273    10.695
                    No. of Units             --       --       --       --       --       -- 2,209,120 2,479,190 3,151,001 3,988,581
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
          Value at Start of Year             --       --       --       --       --       --    10.609     7.495     9.694    12.500
            Value at End of Year             --       --       --       --       --       --    11.671    10.609     7.495     9.694
                    No. of Units             --       --       --       --       --       --   399,938   358,302   401,518   237,132
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
          Value at Start of Year             --       --       --       --       --       --     9.493     6.716     8.700    11.223
            Value at End of Year             --       --       --       --       --       --    10.427     9.493     6.716     8.700
                    No. of Units             --       --       --       --       --       --   343,519   393,609   506,282   548,597
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
          Value at Start of Year             --       --       --       --       --       --    10.547     7.466     9.676    12.500
            Value at End of Year             --       --       --       --       --       --    11.579    10.547     7.466     9.676
                    No. of Units             --       --       --       --       --       --   209,778   198,961   204,670   168,274
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
          Value at Start of Year             --       --       --       --       --       --    13.656     9.651    12.500        --
            Value at End of Year             --       --       --       --       --       --    15.000    13.656     9.651        --
                    No. of Units             --       --       --       --       --       --   187,083   164,513    92,274        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
          Value at Start of Year             --       --       --       --       --       --    13.645     9.648    12.500        --
            Value at End of Year             --       --       --       --       --       --    14.981    13.645     9.648        --
                    No. of Units             --       --       --       --       --       --   158,855   154,681   129,984        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
          Value at Start of Year             --       --       --       --       --       --    13.611     9.638    12.500        --
            Value at End of Year             --       --       --       --       --       --    14.921    13.611     9.638        --
                    No. of Units             --       --       --       --       --       --    52,465    10,008     3,232        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
          Value at Start of Year             --       --       --       --       --       --    13.600     9.635    12.500        --
            Value at End of Year             --       --       --       --       --       --    14.902    13.600     9.635        --
                    No. of Units             --       --       --       --       --       --    51,873    37,024    27,022        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
          Value at Start of Year             --       --       --       --       --       --    17.912    12.500        --        --
            Value at End of Year             --       --       --       --       --       --    19.596    17.912        --        --
                    No. of Units             --       --       --       --       --       --     5,679        70        --        --

Vantage Prior

                                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR       YEAR
                                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      ENDED
                                       12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02   12/31/01
                                       -------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)

- SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
       Value at Start of Year                --    8.443   14.295   13.304   12.167    9.826    8.537    6.161     7.155     8.925
         Value at End of Year                --   11.000    8.443   14.295   13.304   12.167    9.826    8.537     6.161     7.155
                 No. of Units                --  309,769  384,595  543,811  682,443  879,350  755,572  895,769 1,090,443 1,204,917
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
       Value at Start of Year                --   11.736   19.882   18.512   16.939   13.687   11.897    8.591     9.981    12.500
         Value at End of Year                --   15.284   11.736   19.882   18.512   16.939   13.687   11.897     8.591     9.981
                 No. of Units                --   99,397  102,218  194,831  149,517  187,397  137,662  120,162    36,008    19,785
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
       Value at Start of Year                --   10.186   17.282   16.116   14.768   11.951   10.404    7.524     8.754    10.942
         Value at End of Year                --   13.245   10.186   17.282   16.116   14.768   11.951   10.404     7.524     8.754
                 No. of Units                --   21,460   16,893   32,612   37,026   58,973   49,414   61,911    51,533    95,137
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
       Value at Start of Year                --   11.552   19.609   18.294   16.773   13.580   11.828    8.558     9.962    12.500
         Value at End of Year                --   15.013   11.552   19.609   18.294   16.773   13.580   11.828     8.558     9.962
                 No. of Units                --   22,002   29,887   42,794   38,415   68,166   60,976   47,839    37,344     5,233
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)

- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
       Value at Start of Year                --   13.456   22.811   21.287   19.490   15.782   13.724    9.919    12.500        --
         Value at End of Year                --   17.482   13.456   22.811   21.287   19.490   15.782   13.724     9.919        --
                 No. of Units                --  107,111  125,353  229,351  177,297  354,056  200,985  184,678   117,626        --
                 No. of Units                --    4,672    4,763      344       --       --       --       --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year                --   13.412   22.747   21.238   19.455   15.761   13.712    9.916    12.500        --
         Value at End of Year                --   17.415   13.412   22.747   21.238   19.455   15.761   13.712     9.916        --
                 No. of Units                --   67,253   52,075   75,082  106,054  107,739   85,032   94,203    36,228        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year                --   13.279   22.556   21.091   19.349   15.699   13.679    9.906    12.500        --
         Value at End of Year                --   17.217   13.279   22.556   21.091   19.349   15.699   13.679     9.906        --
                 No. of Units                --   34,533   23,627   37,409   23,387   29,037   12,170    5,683       605        --
                 No. of Units                --    1,767    2,346       --       --       --       --       --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year                --   13.235   22.492   21.042   19.314   15.678   13.668    9.903    12.500        --
         Value at End of Year                --   17.151   13.235   22.492   21.042   19.314   15.678   13.668     9.903        --
                 No. of Units                --   13,437   13,095   15,671   18,026   24,271   16,774   12,133     8,249        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year                --   17.554   29.878   27.994   25.734   20.920   18.265   12.500        --        --
         Value at End of Year                --   22.714   17.554   29.878   27.994   25.734   20.920   18.265        --        --
                 No. of Units                --    3,162    2,593    3,647    2,688    7,277    7,141       --        --        --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
       Value at Start of Year            15.573   13.037   15.795   14.855   14.456   13.858   12.500       --        --        --
         Value at End of Year            17.282   15.573   13.037   15.795   14.855   14.456   13.858       --        --        --
                 No. of Units           299,325  234,670  249,602  319,119  485,886  573,404   99,831       --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year            15.529   13.007   15.767   14.835   14.444   13.853   12.500       --        --        --
         Value at End of Year            17.224   15.529   13.007   15.767   14.835   14.444   13.853       --        --        --
                 No. of Units           179,804  150,161  142,585  169,274  252,644  306,174  149,463       --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year            15.397   12.916   15.680   14.776   14.408   13.839   12.500       --        --        --
         Value at End of Year            17.053   15.397   12.916   15.680   14.776   14.408   13.839       --        --        --
                 No. of Units            23,829   22,111   27,046   29,518   34,254   31,601    8,601       --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year            15.354   12.886   15.651   14.756   14.396   13.835   12.500       --        --        --
         Value at End of Year            16.996   15.354   12.886   15.651   14.756   14.396   13.835       --        --        --
                 No. of Units            88,601   45,118   50,762   62,595   81,533   95,907   39,079       --        --        --

Vantage Prior

                                       YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                      ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                     12/31/10 12/31/09 12/31/08 12/31/07 12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                     -------- -------- -------- -------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
      Value at Start of Year           15.224   12.796   15.566   14.698    14.360    13.821    12.500        --        --        --
        Value at End of Year           16.827   15.224   12.796   15.566    14.698    14.360    13.821        --        --        --
                No. of Units           15,711   16,672   16,676   16,950    17,130    15,341    10,927        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
      Value at Start of Year               --       --       --   13.995    13.654    12.204    10.486     7.688    10.094    12.500
        Value at End of Year               --       --       --   13.493    13.995    13.654    12.204    10.486     7.688    10.094
                No. of Units               --       --       --  101,674   128,917   201,214   174,255   142,979   143,378    46,230
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
      Value at Start of Year               --       --       --   13.956    13.622    12.182    10.472     7.681    10.091    12.500
        Value at End of Year               --       --       --   13.448    13.956    13.622    12.182    10.472     7.681    10.091
                No. of Units               --       --       --   41,353    64,300   101,192   101,809    87,018    87,483    22,605
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
      Value at Start of Year               --       --       --   13.837    13.527    12.115    10.430     7.662    10.081    12.500
        Value at End of Year               --       --       --   13.314    13.837    13.527    12.115    10.430     7.662    10.081
                No. of Units               --       --       --    3,091     3,198    10,066    14,110    12,283    16,218    11,024
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year               --       --       --   13.798    13.496    12.093    10.416     7.656    10.077    12.500
        Value at End of Year               --       --       --   13.269    13.798    13.496    12.093    10.416     7.656    10.077
                No. of Units               --       --       --   29,433    31,501    54,546    43,554    36,427    37,240    22,952
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year               --       --       --   17.806    17.424    15.606    13.445     9.872    12.500        --
        Value at End of Year               --       --       --   17.147    17.806    17.424    15.606    13.445     9.872        --
                No. of Units               --       --       --   28,475    30,787   105,904    70,140    60,881    26,783        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
      Value at Start of Year               --       --       --   17.765    17.392    15.586    13.434     9.868    12.500        --
        Value at End of Year               --       --       --   17.099    17.765    17.392    15.586    13.434     9.868        --
                No. of Units               --       --       --   32,128    47,972    73,982    76,387    66,574    44,972        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
      Value at Start of Year               --       --       --   17.642    17.298    15.524    13.401     9.859    12.500        --
        Value at End of Year               --       --       --   16.955    17.642    17.298    15.524    13.401     9.859        --
                No. of Units               --       --       --    9,651    10,527    10,910     7,884     2,093       952        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
      Value at Start of Year               --       --       --   17.601    17.266    15.504    13.390     9.856    12.500        --
        Value at End of Year               --       --       --   16.907    17.601    17.266    15.504    13.390     9.856        --
                No. of Units               --       --       --   11,052    19,395    32,716    29,009    27,944    24,670        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
      Value at Start of Year               --       --       --   20.540    20.179    18.146    15.696    12.500        --        --
        Value at End of Year               --       --       --   19.700    20.540    20.179    18.146    15.696        --        --
                No. of Units               --       --       --    1,470     1,445     6,921     7,232       617        --        --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
      Value at Start of Year           21.743   16.964   28.444   34.236    25.175    22.859    17.583    12.834    12.706    12.512
        Value at End of Year           27.659   21.743   16.964   28.444    34.236    25.175    22.859    17.583    12.834    12.706
                No. of Units          373,908  439,849  560,726  735,120 1,154,733 1,269,966 1,562,068 1,561,227 1,659,102 1,226,429
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
      Value at Start of Year           21.879   17.079   28.652   34.502    25.384    23.060    17.747    12.960    12.837    12.500
        Value at End of Year           27.819   21.879   17.079   28.652    34.502    25.384    23.060    17.747    12.960    12.837
                No. of Units          195,181  221,055  247,047  305,190   381,197   442,812   509,780   524,591   517,187   138,224
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
      Value at Start of Year           23.191   18.131   30.462   36.738    27.069    24.628    18.982    13.882    13.771    13.588
        Value at End of Year           29.443   23.191   18.131   30.462    36.738    27.069    24.628    18.982    13.882    13.771
                No. of Units           27,175   33,756   46,880   59,859    96,010    93,995   123,548   128,045   149,447    83,505
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year           21.492   16.810   28.258   34.097    25.136    22.880    17.644    12.910    12.813    12.500
        Value at End of Year           27.272   21.492   16.810   28.258    34.097    25.136    22.880    17.644    12.910    12.813
                No. of Units           86,525   97,775  122,440  143,183   196,675   214,481   241,831   236,910   246,382   142,337

Vantage Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01
                                --------  --------- --------- --------- --------- --------- --------- --------- --------- ----------
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year           19.792    15.458    25.985    31.333    23.089    21.001    16.187    11.833    12.500         --
    Value at End of Year           25.114    19.792    15.458    25.985    31.333    23.089    21.001    16.187    11.833         --
            No. of Units          273,909   275,893   325,392   408,303   505,248   549,302   578,054   455,136   366,719         --
            No. of Units            2,433     3,184     3,132       190        --        --        --        --        --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year           19.716    15.406    25.911    31.261    23.047    20.973    16.174    11.829    12.500         --
    Value at End of Year           25.006    19.716    15.406    25.911    31.261    23.047    20.973    16.174    11.829         --
            No. of Units          251,036   261,748   287,254   344,040   481,197   559,142   666,094   685,854   601,049         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year           19.491    15.254    25.693    31.045    22.922    20.890    16.134    11.818    12.500         --
    Value at End of Year           24.683    19.491    15.254    25.693    31.045    22.922    20.890    16.134    11.818         --
            No. of Units           82,567    84,970   107,001   106,342   119,488   105,556    64,907    32,471     9,067         --
            No. of Units            2,454     2,627     3,131       687        --        --        --        --        --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year           19.417    15.203    25.621    30.973    22.880    20.863    16.121    11.814    12.500         --
    Value at End of Year           24.577    19.417    15.203    25.621    30.973    22.880    20.863    16.121    11.814         --
            No. of Units           54,836    49,418    56,133    73,772   111,750   123,614   131,725   137,943    95,796         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year           18.731    14.688    24.790    30.014    22.205    20.277    15.692    12.500        --         --
    Value at End of Year           23.673    18.731    14.688    24.790    30.014    22.205    20.277    15.692        --         --
            No. of Units            8,863     8,975    12,375    14,678    18,993    14,638    12,170       369        --         --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
  Value at Start of Year           15.264    13.003    14.929    13.649    13.835    13.882    12.967    12.500        --         --
    Value at End of Year           16.332    15.264    13.003    14.929    13.649    13.835    13.882    12.967        --         --
            No. of Units          596,168   679,447   757,487   836,184 1,014,280 1,244,408 1,181,933   121,548        --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year           15.213    12.966    14.894    13.624    13.816    13.870    12.963    12.500        --         --
    Value at End of Year           16.270    15.213    12.966    14.894    13.624    13.816    13.870    12.963        --         --
            No. of Units          438,467   494,442   463,887   395,650   351,264   461,409   346,624   179,066        --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year           15.062    12.856    14.790    13.549    13.761    13.836    12.950    12.500        --         --
    Value at End of Year           16.084    15.062    12.856    14.790    13.549    13.761    13.836    12.950        --         --
            No. of Units          107,712   111,834   125,983   157,949   175,574   213,847   134,973   108,576        --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year           15.012    12.820    14.756    13.525    13.743    13.824    12.946    12.500        --         --
    Value at End of Year           16.022    15.012    12.820    14.756    13.525    13.743    13.824    12.946        --         --
            No. of Units          108,008   298,494   331,853   311,270   118,106   170,137   180,956    64,263        --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year           14.862    12.711    14.653    13.451    13.688    13.790    12.933    12.500        --         --
    Value at End of Year           15.839    14.862    12.711    14.653    13.451    13.688    13.790    12.933        --         --
            No. of Units           21,337    25,406    24,331    17,887    19,094    18,103     6,847       356        --         --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year           10.681     6.595    12.057    10.243     9.858     9.807     9.874     6.668    11.433     19.767
    Value at End of Year           13.105    10.681     6.595    12.057    10.243     9.858     9.807     9.874     6.668     11.433
            No. of Units        1,527,432 1,857,576 2,214,243 2,996,685 3,741,399 4,895,642 6,180,727 7,659,680 8,121,805 12,915,806
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year            5.952     3.677     6.725     5.716     5.504     5.479     5.519     3.729     6.396     12.500
    Value at End of Year            7.299     5.952     3.677     6.725     5.716     5.504     5.479     5.519     3.729      6.396
            No. of Units        1,003,138 1,173,157 1,267,699 1,430,308 1,736,927 2,054,828 2,321,926 2,661,351 2,091,969  1,008,913
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year            3.915     2.422     5.327     4.535     4.373     4.359     4.398     2.976     5.112      8.857
    Value at End of Year            4.795     3.915     2.422     5.327     4.535     4.373     4.359     4.398     2.976      5.112
            No. of Units          479,401   599,223   695,112   937,843 1,085,291 1,415,285 1,730,557 2,163,600 2,090,960  2,649,764

Vantage Prior

                                       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR      YEAR     YEAR
                                      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED     ENDED    ENDED
                                     12/31/10  12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02 12/31/01
                                     --------- -------- -------- -------- -------- -------- --------- --------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
    Value at Start of Year               5.846    3.619    6.633    5.649    5.450    5.436     5.487     3.714    6.385   12.500
      Value at End of Year               7.155    5.846    3.619    6.633    5.649    5.450     5.436     5.487    3.714    6.385
              No. of Units             384,748  434,307  463,646  571,366  653,296  868,716 1,008,081 1,191,337  883,959  856,271
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
    Value at Start of Year              14.742    9.122   16.705   14.226   13.710   13.674    13.780     9.301   12.500       --
      Value at End of Year              18.056   14.742    9.122   16.705   14.226   13.710    13.674    13.780    9.301       --
              No. of Units             326,403  460,461  358,246  470,922  424,690  445,073   507,193   473,288  189,623       --
              No. of Units               1,771    2,123    2,491      399       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
    Value at Start of Year              14.686    9.092   16.658   14.193   13.685   13.656    13.769     9.298   12.500       --
      Value at End of Year              17.978   14.686    9.092   16.658   14.193   13.685    13.656    13.769    9.298       --
              No. of Units             267,066  292,451  281,720  321,660  421,568  409,983   428,746   484,926  307,013       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
    Value at Start of Year              14.519    9.002   16.517   14.094   13.611   13.602    13.735     9.289   12.500       --
      Value at End of Year              17.746   14.519    9.002   16.517   14.094   13.611    13.602    13.735    9.289       --
              No. of Units              81,805   85,589   77,244   70,738  126,500  116,322    98,293        --       --       --
              No. of Units               1,430    3,188    1,393       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
    Value at Start of Year              14.463    8.972   16.471   14.062   13.586   13.584    13.724     9.286   12.500       --
      Value at End of Year              17.670   14.463    8.972   16.471   14.062   13.586    13.584    13.724    9.286       --
              No. of Units              28,808   32,035   27,463   39,720   52,242   64,206    71,298   183,452   56,474       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
    Value at Start of Year              16.900   10.499   19.304   16.505   15.971   15.993    16.181    12.500       --       --
      Value at End of Year              20.616   16.900   10.499   19.304   16.505   15.971    15.993    16.181       --       --
              No. of Units               1,828    9,650    2,450    2,286    3,237    6,478     5,736     1,586       --       --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES I SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.601       --       --       --       --       --        --        --       --       --
              No. of Units           1,126,312       --       --       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.596       --       --       --       --       --        --        --       --       --
              No. of Units             567,924       --       --       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.584       --       --       --       --       --        --        --       --       --
              No. of Units             180,974       --       --       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.579       --       --       --       --       --        --        --       --       --
              No. of Units             196,627       --       --       --       --       --        --        --       --       --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.585       --       --       --       --       --        --        --       --       --
              No. of Units             828,626       --       --       --       --       --        --        --       --       --
              No. of Units               6,084       --       --       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.581       --       --       --       --       --        --        --       --       --
              No. of Units             452,994       --       --       --       --       --        --        --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
    Value at Start of Year              12.500       --       --       --       --       --        --        --       --       --
      Value at End of Year              12.568       --       --       --       --       --        --        --       --       --
              No. of Units              75,568       --       --       --       --       --        --        --       --       --
              No. of Units                 644       --       --       --       --       --        --        --       --       --

Vantage Prior

                                          YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                        12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year             12.500       --       --       --       --       --       --       --       --       --
         Value at End of Year             12.564       --       --       --       --       --       --       --       --       --
                 No. of Units            146,150       --       --       --       --       --       --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year             12.500       --       --       --       --       --       --       --       --       --
         Value at End of Year             12.551       --       --       --       --       --       --       --       --       --
                 No. of Units              2,798       --       --       --       --       --       --       --       --       --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
       Value at Start of Year             13.357   10.091   19.744   17.626   15.811   12.500       --       --       --       --
         Value at End of Year             16.006   13.357   10.091   19.744   17.626   15.811       --       --       --       --
                 No. of Units            211,853  254,517  301,062  244,268  293,586  178,315       --       --       --       --
                 No. of Units              1,590    2,144    2,372       --       --       --       --       --       --       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             15.453   11.681   19.717   17.611   15.806   12.500       --       --       --       --
         Value at End of Year             18.509   15.453   11.681   19.717   17.611   15.806       --       --       --       --
                 No. of Units            130,333  136,678  121,337  103,364  105,724   87,889       --       --       --       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year             15.345   11.617   19.639   17.568   15.790   12.500       --       --       --       --
         Value at End of Year             18.353   15.345   11.617   19.639   17.568   15.790       --       --       --       --
                 No. of Units             48,615   60,927   57,810   60,491   48,063   29,006       --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
       Value at Start of Year             15.309   11.596   19.613   17.553   15.785   12.500       --       --       --       --
         Value at End of Year             18.301   15.309   11.596   19.613   17.553   15.785       --       --       --       --
                 No. of Units             63,070   71,977   75,786   65,485   34,858   17,629       --       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
       Value at Start of Year             15.203   11.532   19.534   17.509   15.769   12.500       --       --       --       --
         Value at End of Year             18.146   15.203   11.532   19.534   17.509   15.769       --       --       --       --
                 No. of Units              2,783    1,689    1,033    1,005    1,234      203       --       --       --       --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
       Value at Start of Year             13.784   11.054   16.937   17.583   15.183   14.842   12.848    8.951   11.577   11.585
         Value at End of Year             17.150   13.784   11.054   16.937   17.583   15.183   14.842   12.848    8.951   11.577
                 No. of Units            209,706  216,660  305,685  356,636  427,815  548,884  649,635  893,479  658,426  396,856
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
       Value at Start of Year             14.125   11.333   17.374   18.046   15.591   15.248   13.206    9.205   11.911   12.500
         Value at End of Year             17.566   14.125   11.333   17.374   18.046   15.591   15.248   13.206    9.205   11.911
                 No. of Units            127,528  123,962  143,193  165,523  226,778  294,876  335,760  382,648  273,924   73,115
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
       Value at Start of Year             13.956   11.214   17.218   17.911   15.497   15.179   13.167    9.191   11.911   11.943
         Value at End of Year             17.330   13.956   11.214   17.218   17.911   15.497   15.179   13.167    9.191   11.911
                 No. of Units             11,483   14,520   17,702   24,204   34,436   39,232   51,414   71,553   49,817   44,654
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
       Value at Start of Year             13.875   11.155   17.135   17.834   15.438   15.129   13.129    9.169   11.889   12.500
         Value at End of Year             17.221   13.875   11.155   17.135   17.834   15.438   15.129   13.129    9.169   11.889
                 No. of Units             54,760   58,660   59,802   74,934  102,539  136,232  193,311  180,887  104,052   45,674
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
       Value at Start of Year             14.407   11.581   17.777   18.491   16.003   15.672   13.589    9.496   12.500       --
         Value at End of Year             17.887   14.407   11.581   17.777   18.491   16.003   15.672   13.589    9.496       --
                 No. of Units            140,620  138,378  147,971  163,171  192,794  213,113  225,578  203,813  140,285       --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
       Value at Start of Year             14.352   11.543   17.727   18.448   15.974   15.651   13.578    9.493   12.500       --
         Value at End of Year             17.810   14.352   11.543   17.727   18.448   15.974   15.651   13.578    9.493       --
                 No. of Units             95,659  103,826  113,708  142,256  178,229  202,440  230,394  262,645  156,714       --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
       Value at Start of Year             14.188   11.428   17.578   18.321   15.887   15.590   13.545    9.484   12.500       --
         Value at End of Year             17.581   14.188   11.428   17.578   18.321   15.887   15.590   13.545    9.484       --
                 No. of Units             25,723   24,605   26,451   32,805   47,133   52,338   40,070   19,354    1,736       --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year      14.134    11.390    17.529    18.278    15.858    15.569    13.534     9.481    12.500        --
    Value at End of Year      17.505    14.134    11.390    17.529    18.278    15.858    15.569    13.534     9.481        --
            No. of Units      25,447    27,343    26,248    35,028    40,445    54,176    58,515    62,765    53,984        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year      17.301    13.964    21.521    22.476    19.529    19.202    16.717    12.500        --        --
    Value at End of Year      21.396    17.301    13.964    21.521    22.476    19.529    19.202    16.717        --        --
            No. of Units      53,032    52,889    52,862    53,937    53,525    53,430    54,348       525        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
  Value at Start of Year      16.841    12.777    22.426    24.668    22.681    12.500        --        --        --        --
    Value at End of Year      21.502    16.841    12.777    22.426    24.668    22.681        --        --        --        --
            No. of Units     249,875   300,819   398,009   530,241   700,586   934,783        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year      16.785    12.741    22.374    24.623    22.651    12.500        --        --        --        --
    Value at End of Year      21.420    16.785    12.741    22.374    24.623    22.651        --        --        --        --
            No. of Units     111,645   111,909   129,918   152,440   192,684   236,435        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year      16.618    12.633    22.218    24.488    22.561    12.500        --        --        --        --
    Value at End of Year      21.175    16.618    12.633    22.218    24.488    22.561        --        --        --        --
            No. of Units      36,876    42,144    57,584    65,048    81,156   111,554        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year      16.563    12.598    22.167    24.444    22.531    12.500        --        --        --        --
    Value at End of Year      21.094    16.563    12.598    22.167    24.444    22.531        --        --        --        --
            No. of Units      50,695    57,504    64,424    73,521    84,467   104,719        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
  Value at Start of Year      16.684    12.683    22.308    24.577    22.651    21.378    17.303    12.500        --        --
    Value at End of Year      21.248    16.684    12.683    22.308    24.577    22.651    21.378    17.303        --        --
            No. of Units     172,495   137,647   160,544   172,370   210,222   234,997   275,279    11,805        --        --
            No. of Units       1,854     1,059     1,095        87        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year      16.629    12.647    22.256    24.532    22.621    21.360    17.298    12.500        --        --
    Value at End of Year      21.167    16.629    12.647    22.256    24.532    22.621    21.360    17.298        --        --
            No. of Units     123,905   121,241   131,874   148,841   189,952   227,814    92,249    22,588        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year      16.463    12.540    22.101    24.398    22.531    21.307    17.281    12.500        --        --
    Value at End of Year      20.925    16.463    12.540    22.101    24.398    22.531    21.307    17.281        --        --
            No. of Units      34,851    38,957    40,384    45,186    49,937    47,527    17,063     6,233        --        --
            No. of Units          51        35        35        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year       9.686     7.382    22.050    24.354    22.502    21.289    17.275    12.500        --        --
    Value at End of Year      20.845     9.686     7.382    22.050    24.354    22.502    21.289    17.275        --        --
            No. of Units      21,423    20,760    23,271    32,926    53,651    61,873    37,869    10,711        --        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year      16.245    12.399    21.896    24.221    22.412    21.236    17.258    12.500        --        --
    Value at End of Year      20.606    16.245    12.399    21.896    24.221    22.412    21.236    17.258        --        --
            No. of Units         223       224     1,912     4,398     4,496     4,469        --        --        --        --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
  Value at Start of Year          --        --        --    14.970    14.154    12.500        --        --        --        --
    Value at End of Year          --        --        --    14.781    14.970    14.154        --        --        --        --
            No. of Units          --        --        --    11,366    13,635     4,960        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year          --        --        --    14.957    14.149    12.500        --        --        --        --
    Value at End of Year          --        --        --    14.761    14.957    14.149        --        --        --        --
            No. of Units          --        --        --     9,955     3,007     1,569        --        --        --        --

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR     YEAR       YEAR       YEAR        YEAR      YEAR        YEAR
                            ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED       ENDED     ENDED       ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03    12/31/02   12/31/01
                           --------  --------  --------  --------  --------  --------  ----------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --        --        --    14.920    14.135    12.500          --         --         --         --
    Value at End of Year         --        --        --    14.702    14.920    14.135          --         --         --         --
            No. of Units         --        --        --     2,432     2,344     2,297          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --        --        --    14.908    14.131    12.500          --         --         --         --
    Value at End of Year         --        --        --    14.682    14.908    14.131          --         --         --         --
            No. of Units         --        --        --       447        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --        --        --    14.870    14.117    12.500          --         --         --         --
    Value at End of Year         --        --        --    14.624    14.870    14.117          --         --         --         --
            No. of Units         --        --        --        --        --        --          --         --         --         --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
  Value at Start of Year     14.611    11.558    15.921    16.695    14.244    12.500          --         --         --         --
    Value at End of Year     18.117    14.611    11.558    15.921    16.695    14.244          --         --         --         --
            No. of Units    353,857   382,208   598,761   683,976   729,819   486,060          --         --         --         --
            No. of Units      3,250     3,940     4,062       181        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year     14.577    11.537    15.899    16.681    14.239    12.500          --         --         --         --
    Value at End of Year     18.066    14.577    11.537    15.899    16.681    14.239          --         --         --         --
            No. of Units    196,690   158,459   198,252   189,136   156,535   114,439          --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year     14.475    11.474    15.836    16.639    14.225    12.500          --         --         --         --
    Value at End of Year     17.913    14.475    11.474    15.836    16.639    14.225          --         --         --         --
            No. of Units     83,186    97,927   125,257   122,876   132,780    92,550          --         --         --         --
            No. of Units         88        59        58        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year     14.441    11.452    15.815    16.625    14.220    12.500          --         --         --         --
    Value at End of Year     17.862    14.441    11.452    15.815    16.625    14.220          --         --         --         --
            No. of Units     99,050    85,320   133,196   104,791    79,815    53,895          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year     14.341    11.390    15.752    16.584    14.206    12.500          --         --         --         --
    Value at End of Year     17.711    14.341    11.390    15.752    16.584    14.206          --         --         --         --
            No. of Units      6,641       884     8,038     1,642       765        --          --         --         --         --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --        --        --        --      12.191      8.862     12.090     12.571
    Value at End of Year         --        --        --        --        --        --      12.866     12.191      8.862     12.090
            No. of Units         --        --        --        --        --        --   1,611,883  2,001,802  2,033,424  2,118,010
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year         --        --        --        --        --        --      10.760      7.826     10.682     12.500
    Value at End of Year         --        --        --        --        --        --      11.350     10.760      7.826     10.682
            No. of Units         --        --        --        --        --        --     433,832    535,755    576,958    213,244
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year         --        --        --        --        --        --       9.284      6.762      9.244      9.631
    Value at End of Year         --        --        --        --        --        --       9.778      9.284      6.762      9.244
            No. of Units         --        --        --        --        --        --     287,599    346,740    324,288    321,390
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year         --        --        --        --        --        --      10.697      7.796     10.662     12.500
    Value at End of Year         --        --        --        --        --        --      11.262     10.697      7.796     10.662
            No. of Units         --        --        --        --        --        --     220,101    256,266    261,399    188,907
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
  5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --        --        --        --      12.483      9.080     12.500         --
    Value at End of Year         --        --        --        --        --        --      13.155     12.483      9.080         --
            No. of Units         --        --        --        --        --        --     275,151    420,049    164,331         --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR     YEAR       YEAR       YEAR        YEAR       YEAR       YEAR
                             ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED       ENDED      ENDED      ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03    12/31/02   12/31/01
                            --------  --------  --------  --------  --------  --------  ----------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year          --        --        --        --        --        --      12.473      9.077     12.500         --
    Value at End of Year          --        --        --        --        --        --      13.137     12.473      9.077         --
            No. of Units          --        --        --        --        --        --     412,933    448,569    326,223         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year          --        --        --        --        --        --      12.443      9.068     12.500         --
    Value at End of Year          --        --        --        --        --        --      13.086     12.443      9.068         --
            No. of Units          --        --        --        --        --        --      59,623     41,412     13,290         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year          --        --        --        --        --        --      12.432      9.065     12.500         --
    Value at End of Year          --        --        --        --        --        --      13.068     12.432      9.065         --
            No. of Units          --        --        --                            --      87,599     99,300     84,913         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year          --        --        --        --        --        --      16.217     12.500         --         --
    Value at End of Year          --        --        --        --        --        --      17.021     16.217         --         --
            No. of Units          --        --        --        --        --        --       4,920      4,777         --         --
SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
  Value at Start of Year          --        --    14.977    16.308    15.712    15.055      12.500         --         --         --
    Value at End of Year          --        --     8.360    14.977    16.308    15.712      15.055         --         --         --
            No. of Units          --        --    35,441    46,661    73,857   310,303      53,890         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year          --        --    14.949    16.286    15.699    15.050      12.500         --         --         --
    Value at End of Year          --        --     8.341    14.949    16.286    15.699      15.050         --         --         --
            No. of Units          --        --    11,391    15,455    23,018    58,642      13,558         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year          --        --    14.867    16.221    15.660    15.035      12.500         --         --         --
    Value at End of Year          --        --     8.282    14.867    16.221    15.660      15.035         --         --         --
            No. of Units          --        --     5,497     6,680    50,835    85,966       2,228         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year          --        --    14.840    16.200    15.647    15.030      12.500         --         --         --
    Value at End of Year          --        --     8.263    14.840    16.200    15.647      15.030         --         --         --
            No. of Units          --        --     6,304     6,884    10,392    27,446      15,497         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year          --        --    14.759    16.135    15.608    15.015      12.500         --         --         --
    Value at End of Year          --        --     8.205    14.759    16.135    15.608      15.015         --         --         --
            No. of Units          --        --       145       146       143       143          --         --         --         --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Contracts with no Optional Benefits
  Value at Start of Year      20.521    16.323    22.727    23.363    20.557    19.506      15.824     12.023     12.981     12.376
    Value at End of Year      24.521    20.521    16.323    22.727    23.363    20.557      19.506     15.824     12.023     12.981
            No. of Units     515,527   708,447   927,909 1,345,157 1,775,414 2,023,664   2,639,039  2,841,688  3,001,997  1,949,757
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year      20.364    16.206    22.575    23.219    20.441    19.405      15.750     11.973     12.933     12.500
    Value at End of Year      24.321    20.364    16.206    22.575    23.219    20.441      19.405     15.750     11.973     12.933
            No. of Units     318,213   385,855   448,189   562,331   787,032   893,763     992,161  1,017,671  1,032,392    219,437
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year      21.752    17.336    24.187    24.914    21.966    20.883      16.976     12.924     13.981     13.357
    Value at End of Year      25.940    21.752    17.336    24.187    24.914    21.966      20.883     16.976     12.924     13.981
            No. of Units      45,338    54,866    70,005   101,855   150,879   189,656     252,567    286,747    289,324    181,134
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year      20.003    15.951    22.265    22.946    20.241    19.253      15.659     11.927     12.909     12.500
    Value at End of Year      23.843    20.003    15.951    22.265    22.946    20.241      19.253     15.659     11.927     12.909
            No. of Units     163,110   192,319   206,803   248,101   334,912   391,554     492,320    530,819    601,173    382,034
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
  Value at Start of Year      17.218    13.718    19.143    19.722    17.385    16.534      13.441     10.221     12.500         --
    Value at End of Year      20.540    17.218    13.718    19.143    19.722    17.385      16.534     13.441     10.221         --
            No. of Units     427,176   450,496   612,525   670,223   781,620   723,156     965,084    740,786    501,816         --
            No. of Units       2,533     3,290     2,342        --        --        --          --         --         --         --

Vantage Prior

                              YEAR      YEAR      YEAR      YEAR     YEAR       YEAR       YEAR        YEAR       YEAR       YEAR
                             ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED       ENDED      ENDED      ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03    12/31/02   12/31/01
                            --------  --------  --------  --------  --------  --------  ----------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year      17.152    13.673    19.090    19.676    17.354    16.513      13.430     10.217     12.500         --
    Value at End of Year      20.451    17.152    13.673    19.090    19.676    17.354      16.513     13.430     10.217         --
            No. of Units     367,616   416,593   452,727   574,507   708,055   839,193   1,016,319    995,108    835,489         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year      16.957    13.537    18.929    19.540    17.259    16.447      13.397     10.208     12.500         --
    Value at End of Year      20.188    16.957    13.537    18.929    19.540    17.259      16.447     13.397     10.208         --
            No. of Units      57,035    63,485    84,796   120,043   132,066   133,055     101,306     44,866     18,730         --
            No. of Units         525       550       527        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year      16.892    13.492    18.876    19.495    17.228    16.426      13.386     10.204     12.500         --
    Value at End of Year      20.101    16.892    13.492    18.876    19.495    17.228      16.426     13.386     10.204         --
            No. of Units     119,510   145,771   154,510   188,852   226,126   280,177     371,228    399,707    356,262         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year      19.110    15.287    21.418    22.154    19.608    18.723      15.281     12.500         --         --
    Value at End of Year      22.706    19.110    15.287    21.418    22.154    19.608      18.723     15.281         --         --
            No. of Units       3,813     5,490     7,583     6,003     9,274     6,915       8,270      3,325         --         --
SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
  Value at Start of Year      13.126    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.161    13.126        --        --        --        --          --         --         --         --
            No. of Units     378,805   502,802        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year      13.125    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.152    13.125        --        --        --        --          --         --         --         --
            No. of Units     143,389   184,058        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year       7.091    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.125     7.091        --        --        --        --          --         --         --         --
            No. of Units      51,195    68,488        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year      13.122    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.116    13.122        --        --        --        --          --         --         --         --
            No. of Units     106,761   115,596        --        --        --        --          --         --         --         --
SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
  Value at Start of Year      13.117    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.125    13.117        --        --        --        --          --         --         --         --
            No. of Units     122,688   142,710        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year      13.116    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.116    13.116        --        --        --        --          --         --         --         --
            No. of Units     155,040   163,367        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year      13.113    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.088    13.113        --        --        --        --          --         --         --         --
            No. of Units      30,810    35,918        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year      13.113    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.079    13.113        --        --        --        --          --         --         --         --
            No. of Units      25,734    27,390        --        --        --        --          --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year      13.110    12.500        --        --        --        --          --         --         --         --
    Value at End of Year      16.052    13.110        --        --        --        --          --         --         --         --
            No. of Units       5,230     6,133        --        --        --        --          --         --         --         --
SPECIAL VALUE TRUST (MERGED  INTO SMALL CAP VALUE TRUST  EFF 11-09-07) - SERIES II SHARES (units first  credited 5-05-2003)
Contracts with no Optional Benefits
  Value at Start of Year          --        --        --        --    19.152    18.471      15.640     12.500         --         --
    Value at End of Year          --        --        --        --    20.855    19.152      18.471     15.640         --         --
            No. of Units          --        --        --        --    38,649    55,031      49,421      2,128         --         --

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR        YEAR       YEAR      YEAR        YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07    12/31/06   12/31/05  12/31/04    12/31/03   12/31/02   12/31/01
                           --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year         --        --        --         --     19.126     18.456     15.635     12.500         --         --
    Value at End of Year         --        --        --         --     20.817     19.126     18.456     15.635         --         --
            No. of Units         --        --        --         --     18,789     18,360     22,862      5,337         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --     19.050     18.410     15.620     12.500         --         --
    Value at End of Year         --        --        --         --     20.704     19.050     18.410     15.620         --         --
            No. of Units         --        --        --         --     15,798     17,400     19,542      7,603         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --        --        --         --     19.025     18.394     15.614     12.500         --         --
    Value at End of Year         --        --        --         --     20.666     19.025     18.394     15.614         --         --
            No. of Units         --        --        --         --      2,239      5,047      3,061         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --        --        --         --         --         --     15.599     12.500         --         --
    Value at End of Year         --        --        --         --         --         --     18.349     15.599         --         --
            No. of Units         --        --        --         --         --         --         --         --         --         --
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIESTRUST EFF 11-08-10) - SERIES I SHARES (units first credited
 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year         --    15.434    18.679     19.002     18.026     17.826     16.974     15.241     14.206     13.581
    Value at End of Year         --    18.755    15.434     18.679     19.002     18.026     17.826     16.974     15.241     14.206
            No. of Units         --   677,875   777,252  1,169,227  1,359,581  1,514,785  1,761,666  2,166,898  2,057,356  2,143,847
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year         --    14.065    17.031     17.334     16.452     16.278     15.507     13.930     12.991     12.500
    Value at End of Year         --    17.083    14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991
            No. of Units         --   176,760   182,916    228,434    270,075    293,526    318,420    356,971    320,385    138,625
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year         --    14.434    17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906
    Value at End of Year         --    17.504    14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472
            No. of Units         --    90,303    95,649    139,674    166,518    202,883    210,773    244,228    243,831    236,206
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year         --    13.844    16.797     17.130     16.291     16.150     15.417     13.877     12.967     12.500
    Value at End of Year         --    16.781    13.844     16.797     17.130     16.291     16.150     15.417     13.877     12.967
            No. of Units         --    90,588    91,881    121,820    162,283    183,409    254,938    307,491    335,839    246,561
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIESTRUST EFF 11-08-10) - SERIES II SHARES (units first credited
 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --    13.043    15.826     16.116     15.316     15.184     14.495     13.037     12.500         --
    Value at End of Year         --    15.812    13.043     15.826     16.116     15.316     15.184     14.495     13.037         --
            No. of Units         --   613,821   556,975    715,334    763,949    844,231    659,837    257,912    189,217         --
            No. of Units         --     3,417     3,373         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year         --    13.000    15.781     16.079     15.288     15.164     14.483     13.032     12.500         --
    Value at End of Year         --    15.752    13.000     15.781     16.079     15.288     15.164     14.483     13.032         --
            No. of Units         --   207,893   146,288    183,834    215,354    244,013    231,824    275,935    178,027         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --    12.871    15.649     15.968     15.205     15.104     14.448     13.020     12.500         --
    Value at End of Year         --    15.573    12.871     15.649     15.968     15.205     15.104     14.448     13.020         --
            No. of Units         --   255,483   180,657    257,073    259,992    278,355    204,907     36,764      5,488         --
            No. of Units         --     2,483     1,792      1,116         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --    12.828    15.604     15.931     15.177     15.084     14.436     13.016     12.500         --
    Value at End of Year         --    15.513    12.828     15.604     15.931     15.177     15.084     14.436     13.016         --
            No. of Units         --    46,952    46,934     56,172     63,141     57,498     58,203     54,050     43,647         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --    11.422    13.914     14.227     13.574     13.511     12.950     12.500         --         --
    Value at End of Year         --    13.792    11.422     13.914     14.227     13.574     13.511     12.950         --         --
            No. of Units         --    19,455    16,364     21,342     24,922     27,262      4,999      1,306         --         --

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR        YEAR       YEAR      YEAR        YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07    12/31/06   12/31/05  12/31/04    12/31/03   12/31/02   12/31/01
                           --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --         --         --      9.652      7.727     10.906     12.500
    Value at End of Year         --        --        --         --         --         --     10.126      9.652      7.727     10.906
            No. of Units         --        --        --         --         --         --    565,164    668,512    720,801    534,088
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year         --        --        --         --         --         --      9.639      7.720     10.902     12.500
    Value at End of Year         --        --        --         --         --         --     10.108      9.639      7.720     10.902
            No. of Units         --        --        --         --         --         --    534,850    648,508    701,158    189,564
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --         --         --      9.600      7.701     10.891     12.500
    Value at End of Year         --        --        --         --         --         --     10.052      9.600      7.701     10.891
            No. of Units         --        --        --         --         --         --     70,279     72,172     94,696    132,227
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year         --        --        --         --         --         --      9.587      7.694     10.887     12.500
    Value at End of Year         --        --        --         --         --         --     10.034      9.587      7.694     10.887
            No. of Units         --        --        --         --         --         --    286,842    372,827    438,976    323,912
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --         --         --     12.934     10.375     12.500         --
    Value at End of Year         --        --        --         --         --         --     13.534     12.934     10.375         --
            No. of Units         --        --        --         --         --         --    167,951    159,105    136,438         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year         --        --        --         --         --         --     12.924     10.372     12.500         --
    Value at End of Year         --        --        --         --         --         --     13.516     12.924     10.372         --
            No. of Units         --        --        --         --         --         --    330,105    331,308    245,932         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --         --         --     12.892     10.362     12.500         --
    Value at End of Year         --        --        --         --         --         --     13.463     12.892     10.362         --
            No. of Units         --        --        --         --         --         --     24,095     12,936      1,548         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --        --        --         --         --         --     12.881     10.359     12.500         --
    Value at End of Year         --        --        --         --         --         --     13.445     12.881     10.359         --
            No. of Units         --        --        --                    --         --     71,364     75,746     79,919         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --        --        --         --         --         --     14.526     12.500         --         --
    Value at End of Year         --        --        --         --         --         --     15.138     14.526         --         --
            No. of Units         --        --        --         --         --         --      1,384        106         --         --
STRATEGIC INCOME OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 11-08-2010)
Contracts with no Optional Benefits
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     18.300        --        --         --         --         --         --         --         --         --
            No. of Units    721,365        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     18.239        --        --         --         --         --         --         --         --         --
            No. of Units    178,092        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     18.058        --        --         --         --         --         --         --         --         --
            No. of Units     72,654        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     17.998        --        --         --         --         --         --         --         --         --
            No. of Units     90,077        --        --         --         --         --         --         --         --         --

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR        YEAR       YEAR      YEAR        YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07    12/31/06   12/31/05  12/31/04    12/31/03   12/31/02   12/31/01
                           --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
STRATEGIC INCOME OPPORTUNITIES TRUST (FORMERLY STRATEGIC INCOME TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
  Value at Start of Year     16.076    12.913    14.375     13.835     13.527     13.469     12.500         --         --         --
    Value at End of Year     18.285    16.076    12.913     14.375     13.835     13.527     13.469         --         --         --
            No. of Units    649,505   119,626   133,381    182,714    208,884    184,924     78,227         --         --         --
            No. of Units      3,301        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year     16.030    12.883    14.349     13.817     13.516     13.465     12.500         --         --         --
    Value at End of Year     18.225    16.030    12.883     14.349     13.817     13.516     13.465         --         --         --
            No. of Units    183,949    45,185    47,223     88,486     71,906     45,839      9,295         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year     15.895    12.793    14.270     13.762     13.483     13.452     12.500         --         --         --
    Value at End of Year     18.043    15.895    12.793     14.270     13.762     13.483     13.452         --         --         --
            No. of Units    236,949    34,263    35,526     40,155     44,114     45,843     23,579         --         --         --
            No. of Units      2,359        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year     15.850    12.763    14.244     13.743     13.471     13.447     12.500         --         --         --
    Value at End of Year     17.983    15.850    12.763     14.244     13.743     13.471     13.447         --         --         --
            No. of Units     50,203    17,066    18,496     27,411     44,817     15,704      9,941         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year     15.716    12.674    14.166     13.689     13.438     13.434     12.500         --         --         --
    Value at End of Year     17.804    15.716    12.674     14.166     13.689     13.438     13.434         --         --         --
            No. of Units     17,446     3,416     3,298      4,421      4,735      5,543      5,467         --         --         --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --     11.608     10.744      9.716      7.841     13.006     15.589
    Value at End of Year         --        --        --         --     12.820     11.608     10.744      9.716      7.841     13.006
            No. of Units         --        --        --         --  2,111,161  2,723,995  3,539,555  4,243,253  5,215,403  6,742,759
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year         --        --        --         --      8.805      8.154      7.377      5.957      9.885     12.500
    Value at End of Year         --        --        --         --      9.719      8.805      8.154      7.377      5.957      9.885
            No. of Units         --        --        --         --    604,087    761,662    932,362  1,050,795  1,079,664    663,275
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --      8.827      8.186      7.417      5.998      9.969     11.972
    Value at End of Year         --        --        --         --      9.728      8.827      8.186      7.417      5.998      9.969
            No. of Units         --        --        --         --    378,041    452,293    581,059    692,600    805,591  1,174,329
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year         --        --        --         --      8.719      8.090      7.334      5.934      9.867     12.500
    Value at End of Year         --        --        --         --      9.605      8.719      8.090      7.334      5.934      9.867
            No. of Units         --        --        --         --    250,582    329,594    390,187    489,369    543,433    529,537
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --     12.114     11.230     10.149      8.205     12.500         --
    Value at End of Year         --        --        --         --     13.349     12.114     11.230     10.149      8.205         --
            No. of Units         --        --        --         --    144,807    166,366    196,044    192,739    153,799         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year         --        --        --         --     12.092     11.215     10.141      8.203     12.500         --
    Value at End of Year         --        --        --         --     13.318     12.092     11.215     10.141      8.203         --
            No. of Units         --        --        --         --    182,345    234,971    299,182    330,897    290,101         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --     12.026     11.171     10.116      8.195     12.500         --
    Value at End of Year         --        --        --         --     13.226     12.026     11.171     10.116      8.195         --
            No. of Units         --        --        --         --    102,704    103,554     77,264     28,150      7,359         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --        --        --         --     12.004     11.156     10.107      8.192     12.500         --
    Value at End of Year         --        --        --         --     13.195     12.004     11.156     10.107      8.192         --
            No. of Units         --        --        --         --     27,653     34,627     35,850     35,541     52,254         --

Vantage Prior

                             YEAR      YEAR      YEAR      YEAR        YEAR       YEAR      YEAR        YEAR       YEAR       YEAR
                            ENDED     ENDED     ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07    12/31/06   12/31/05  12/31/04    12/31/03   12/31/02   12/31/01
                           --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --        --        --         --     17.199     16.008     14.525     12.500         --         --
    Value at End of Year         --        --        --         --     18.878     17.199     16.008     14.525         --         --
            No. of Units         --        --        --         --      2,393      1,241      1,374      1,546         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES I SHARES
 (units first credited 4-30-2001)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --         --     11.180      9.624      7.590     10.589     12.500
    Value at End of Year         --        --        --         --         --     10.976     11.180      9.624      7.590     10.589
            No. of Units         --        --        --         --         --    382,402    470,707    458,416    644,919    515,545
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year         --        --        --         --         --     11.160      9.612      7.584     10.585     12.500
    Value at End of Year         --        --        --         --         --     10.951     11.160      9.612      7.584     10.585
            No. of Units         --        --        --         --         --    279,223    291,964    336,131    372,071    147,183
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --         --     11.098      9.573      7.565     10.575     12.500
    Value at End of Year         --        --        --         --         --     10.874     11.098      9.573      7.565     10.575
            No. of Units         --        --        --         --         --     44,082     77,698     53,966     43,517     31,626
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year         --        --        --         --         --     11.078      9.560      7.559     10.571     12.500
    Value at End of Year         --        --        --         --         --     10.849     11.078      9.560      7.559     10.571
            No. of Units         --        --        --         --         --    130,728    156,044    174,419    201,442    170,803
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES II SHARES
 (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year         --        --        --         --         --     14.424     12.437      9.816     12.500         --
    Value at End of Year         --        --        --         --         --     14.127     14.424     12.437      9.816         --
            No. of Units         --        --        --         --         --    150,128    196,663    172,789    104,874         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year         --        --        --         --         --     14.404     12.427      9.813     12.500         --
    Value at End of Year         --        --        --         --         --     14.101     14.404     12.427      9.813         --
            No. of Units         --        --        --         --         --    133,042    140,016    146,850    109,210         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year         --        --        --         --         --     14.348     12.396      9.803     12.500         --
    Value at End of Year         --        --        --         --         --     14.025     14.348     12.396      9.803         --
            No. of Units         --        --        --         --         --     37,963     39,861     21,048      7,904         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year         --        --        --         --         --     14.329     12.386      9.800     12.500         --
    Value at End of Year         --        --        --         --         --     13.999     14.329     12.386      9.800         --
            No. of Units         --        --        --         --         --     14,188     17,114     18,469     14,077         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year         --        --        --         --         --     17.279     14.959     12.500         --         --
    Value at End of Year         --        --        --         --         --     16.856     17.279     14.959         --         --
            No. of Units         --        --        --         --         --        264        306        375         --         --
TOTAL BOND MARKET TRUST A - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     12.403        --        --         --         --         --         --         --         --         --
            No. of Units    748,537        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     14.333        --        --         --         --         --         --         --         --         --
            No. of Units      4,397        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     14.254        --        --         --         --         --         --         --         --         --
            No. of Units    245,169        --        --         --         --         --         --         --         --         --
            No. of Units      1,548        --        --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year     12.500        --        --         --         --         --         --         --         --         --
    Value at End of Year     12.391        --        --         --         --         --         --         --         --         --
            No. of Units      1,662        --        --         --         --         --         --         --         --         --

Vantage Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
  Value at End of Year     12.383         --         --         --         --         --         --         --         --         --
          No. of Units      4,839         --         --         --         --         --         --         --         --         --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     20.434     18.270     18.057     16.905     16.572     16.424     15.893     15.370     14.254     13.371
  Value at End of Year     21.658     20.434     18.270     18.057     16.905     16.572     16.424     15.893     15.370     14.254
          No. of Units  2,181,108  2,610,993  3,025,743  3,148,356  3,738,891  4,711,934  5,230,315  6,563,376  8,198,918  6,407,508
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     19.030     17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327     12.500
  Value at End of Year     20.159     19.030     17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327
          No. of Units  1,205,501  1,324,953  1,384,153  1,471,527  1,665,282  1,819,224  2,055,384  2,616,636  3,195,364    903,897
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     19.843     17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065     13.220
  Value at End of Year     20.990     19.843     17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065
          No. of Units    302,122    377,845    404,943    399,107    469,085    552,518    677,451    840,185  1,128,986    856,157
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     18.693     16.755     16.601     15.581     15.312     15.213     14.759     14.309     13.303     12.500
  Value at End of Year     19.763     18.693     16.755     16.601     15.581     15.312     15.213     14.759     14.309     13.303
          No. of Units    540,479    622,438    605,290    625,108    701,265    948,517  1,265,401  1,468,573  1,828,207  1,198,006
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     17.487     15.667     15.509     14.548     14.287     14.190     13.764     13.330     12.500         --
  Value at End of Year     18.493     17.487     15.667     15.509     14.548     14.287     14.190     13.764     13.330         --
          No. of Units  1,943,482  1,990,613  1,945,884  1,570,929  1,552,236  2,119,976  2,254,339  2,344,730  1,898,403         --
          No. of Units     10,818     12,781     11,861         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     17.420     15.615     15.465     14.515     14.261     14.171     13.753     13.325     12.500         --
  Value at End of Year     18.414     17.420     15.615     15.465     14.515     14.261     14.171     13.753     13.325         --
          No. of Units  1,426,986  1,452,251  1,340,108  1,335,653  1,499,205  1,784,474  1,922,999  2,280,201  2,184,222         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.222     15.460     15.335     14.414     14.183     14.115     13.719     13.313     12.500         --
  Value at End of Year     18.177     17.222     15.460     15.335     14.414     14.183     14.115     13.719     13.313         --
          No. of Units    465,352    478,187    494,269    258,180    307,878    296,922    536,727    434,630    348,765         --
          No. of Units      6,636      6,887      2,670      1,143         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     17.156     15.409     15.292     14.381     14.157     14.097     13.708     13.308     12.500         --
  Value at End of Year     18.098     17.156     15.409     15.292     14.381     14.157     14.097     13.708     13.308         --
          No. of Units    261,646    270,749    262,689    271,290    329,626    386,665    424,699    494,474    468,633         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.537     13.976     13.890     13.082     12.898     12.862     12.526     12.500         --         --
  Value at End of Year     16.365     15.537     13.976     13.890     13.082     12.898     12.862     12.526         --         --
          No. of Units     44,489     35,049     40,730     18,330     18,261     17,662     15,550     10,893         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     10.212      8.048     13.017     12.570     11.073     10.639      9.671      7.524      9.708     11.131
  Value at End of Year     11.784     10.212      8.048     13.017     12.570     11.073     10.639      9.671      7.524      9.708
          No. of Units    503,400    580,551    598,354    739,805    826,855    902,809    933,496  1,020,868    850,268    768,745
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     11.026      8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524     12.500
  Value at End of Year     12.717     11.026      8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524
          No. of Units     63,920     67,668     72,174    119,138    143,067    156,527    201,753    308,208    185,218     95,948
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     10.323      8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972     11.457
  Value at End of Year     11.889     10.323      8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972
          No. of Units      3,584     22,162     26,710     33,341     46,298     64,021    100,300    110,063     75,419     74,927

Vantage Prior

                           YEAR     YEAR      YEAR      YEAR        YEAR       YEAR       YEAR        YEAR       YEAR        YEAR
                          ENDED    ENDED     ENDED     ENDED       ENDED      ENDED      ENDED       ENDED      ENDED       ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07    12/31/06   12/31/05   12/31/04    12/31/03   12/31/02    12/31/01
                         --------  --------  --------  ---------  ---------  ---------  ----------  ---------  ----------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year   10.831     8.557    13.875     13.433     11.862     11.426      10.412      8.121      10.505      12.500
   Value at End of Year   12.467    10.831     8.557     13.875     13.433     11.862      11.426     10.412       8.121      10.505
           No. of Units   34,817    36,241    36,686     54,551     74,538    121,387     151,850    185,157     165,647      59,445
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year   13.684    10.813    17.513     16.943     14.951     14.404      13.109     10.217      12.500          --
   Value at End of Year   15.749    13.684    10.813     17.513     16.943     14.951      14.404     13.109      10.217          --
           No. of Units   81,035    98,605    94,244    102,382    128,005    161,736     216,863    189,116      57,793          --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year   13.632    10.777    17.464     16.904     14.924     14.385      13.099     10.214      12.500          --
   Value at End of Year   15.681    13.632    10.777     17.464     16.904     14.924      14.385     13.099      10.214          --
           No. of Units   45,858    50,535    53,174     57,809     92,260    110,871     121,315    134,256      67,407          --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year   13.477    10.671    17.317     16.787     14.843     14.328      13.067     10.204      12.500          --
   Value at End of Year   15.479    13.477    10.671     17.317     16.787     14.843      14.328     13.067      10.204          --
           No. of Units   34,606    36,527    44,849     47,677     50,999     50,311      36,461      5,318         700          --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year   13.425    10.635    17.268     16.748     14.816     14.309      13.056     10.201      12.500          --
   Value at End of Year   15.413    13.425    10.635     17.268     16.748     14.816      14.309     13.056      10.201          --
           No. of Units   17,082    19,487    20,929     20,716     28,564     29,376      23,836     29,760      28,393          --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year   15.475    12.277    19.964     19.393     17.181     16.618      15.185     12.500          --          --
   Value at End of Year   17.739    15.475    12.277     19.964     19.393     17.181      16.618     15.185          --          --
           No. of Units    3,586     3,569     3,545      3,926      3,913      3,808       3,774        379          --          --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year       --        --        --     15.586     14.499     14.432      13.728     11.014      14.783      16.925
   Value at End of Year       --        --        --     15.540     15.586     14.499      14.432     13.728      11.014      14.783
           No. of Units       --        --        --  5,413,781  7,211,672  9,114,968  11,593,741 13,898,443  16,091,327  20,745,942
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year       --        --        --     11.256     10.476     10.432       9.929      7.970      10.703      12.500
   Value at End of Year       --        --        --     11.217     11.256     10.476      10.432      9.929       7.970      10.703
           No. of Units       --        --        --  1,324,757  1,716,112  2,248,481   2,527,394  2,779,084   2,940,391   1,503,330
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year       --        --        --     10.608      9.888      9.861       9.399      7.556      10.163      11.658
   Value at End of Year       --        --        --     10.555     10.608      9.888       9.861      9.399       7.556      10.163
           No. of Units       --        --        --    929,914  1,137,107  1,437,842   1,872,158  2,268,646   2,552,009   3,393,880
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year       --        --        --     11.123     10.373     10.351       9.871      7.939      10.683      12.500
   Value at End of Year       --        --        --     11.062     11.123     10.373      10.351      9.871       7.939      10.683
           No. of Units       --        --        --    626,722    705,879    874,345   1,067,295  1,180,191   1,381,938   1,258,235
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year       --        --        --     14.478     13.491     13.454      12.824     10.303      12.500          --
   Value at End of Year       --        --        --     14.396     14.478     13.491      13.454     12.824      10.303          --
           No. of Units       --        --        --    420,103    496,901    551,041     593,284    531,198     412,348          --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year       --        --        --     14.445     13.466     13.436      12.814     10.300      12.500          --
   Value at End of Year       --        --        --     14.355     14.445     13.466      13.436     12.814      10.300          --
           No. of Units       --        --        --    433,425    578,038    799,610     887,176    966,779     706,280          --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year       --        --        --     14.345     13.393     13.383      12.782     10.290      12.500          --
   Value at End of Year       --        --        --     14.234     14.345     13.393      13.383     12.782      10.290          --
           No. of Units       --        --        --     72,916     82,438     96,663     112,715     76,167      11,199          --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year       --        --        --     14.312     13.369     13.365      12.772     10.287      12.500          --
   Value at End of Year       --        --        --     14.194     14.312     13.369      13.365     12.772      10.287          --
           No. of Units       --        --        --    101,424    131,998    171,494     159,040    169,442     134,049          --

Vantage Prior

                           YEAR      YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                          ENDED     ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10  12/31/09    12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --         --     16.612     15.541     15.560     14.892     12.500         --         --
   Value at End of Year        --         --         --     16.451     16.612     15.541     15.560     14.892         --         --
           No. of Units        --         --         --      7,559      8,319      8,531     12,883      9,431         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year        --         --         --     13.004     12.972     12.500         --         --         --         --
   Value at End of Year        --         --         --     13.268     13.004     12.972         --         --         --         --
           No. of Units        --         --         --    278,122    368,086    386,239         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --         --         --     12.987     12.962     12.500         --         --         --         --
   Value at End of Year        --         --         --     13.243     12.987     12.962         --         --         --         --
           No. of Units        --         --         --    210,919    271,450    360,752         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --      6.321     13.171     10.213     12.929     12.500         --         --         --         --
   Value at End of Year        --      8.876      6.321     13.171     10.213     12.929         --         --         --         --
           No. of Units        --        186        186     15,063     23,480     37,050         --         --         --         --
           No. of Units        --         --         --        186         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --         --         --     12.918     12.919     12.500         --         --         --         --
   Value at End of Year        --         --         --     13.147     12.918     12.919         --         --         --         --
           No. of Units        --         --         --    119,959    140,353    171,799         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
 5-03-2004)
Contracts with no Optional Benefits
 Value at Start of Year        --         --         --     12.978     12.986     13.075     12.500         --         --         --
   Value at End of Year        --         --         --     13.223     12.978     12.986     13.075         --         --         --
           No. of Units        --         --         --    100,835    151,839    210,275     40,809         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --         --         --     12.961     12.975     13.071     12.500         --         --         --
   Value at End of Year        --         --         --     13.199     12.961     12.975     13.071         --         --         --
           No. of Units        --         --         --    210,551    239,748    285,680        287         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --         --         --     12.909     12.943     13.058     12.500         --         --         --
   Value at End of Year        --         --         --     13.127     12.909     12.943     13.058         --         --         --
           No. of Units        --         --         --     30,470     31,853     39,122     16,256         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --         --         --     12.892     12.932     13.054     12.500         --         --         --
   Value at End of Year        --         --         --     13.103     12.892     12.932     13.054         --         --         --
           No. of Units        --         --         --     35,144     52,910     58,857      3,419         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --         --     12.841     12.900     13.041     12.500         --         --         --
   Value at End of Year        --         --         --     13.031     12.841     12.900     13.041         --         --         --
           No. of Units        --         --         --      6,361      6,605      6,543      4,534         --         --         --
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
 Value at Start of Year        --     16.871     17.380     17.114     16.650     16.647     16.433     16.405     15.428     14.641
   Value at End of Year        --     18.005     16.871     17.380     17.114     16.650     16.647     16.433     16.405     15.428
           No. of Units        --  1,010,103  1,213,768  1,660,614  1,743,448  2,193,230  2,972,866  3,633,103  5,655,001  3,925,938
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --     14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106     12.500
   Value at End of Year        --     15.234     14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106
           No. of Units        --    555,228    621,948    652,116    663,514    855,485  1,040,261  1,296,094  1,797,354    311,783
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --     14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879     13.198
   Value at End of Year        --     15.940     14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879
           No. of Units        --    166,960    231,035    153,660    190,542    237,617    284,887    455,937    748,051    394,635
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
 Value at Start of Year        --     14.057     14.517     14.331     13.977     14.009     13.864     13.876     13.082     12.500
   Value at End of Year        --     14.964     14.057     14.517     14.331     13.977     14.009     13.864     13.876     13.082
           No. of Units        --    194,981    213,535    199,923    228,728    313,995    421,620    893,046  1,241,175    573,571

Vantage Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
 Value at Start of Year        --     13.342     13.777     13.596     13.252     13.266     13.120     13.116     12.500         --
   Value at End of Year        --     14.217     13.342     13.777     13.596     13.252     13.266     13.120     13.116         --
           No. of Units        --    822,077    938,651    967,862  1,131,909  1,360,290  1,720,836  1,594,705  1,388,586         --
           No. of Units        --      5,181      3,313         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --     13.298     13.739     13.564     13.228     13.248     13.109     13.112     12.500         --
   Value at End of Year        --     14.163     13.298     13.739     13.564     13.228     13.248     13.109     13.112         --
           No. of Units        --    412,825    441,713    631,024    563,969    655,975    887,680  1,178,998  1,823,818         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --     13.166     13.623     13.470     13.156     13.196     13.077     13.099     12.500         --
   Value at End of Year        --     14.002     13.166     13.623     13.470     13.156     13.196     13.077     13.099         --
           No. of Units        --    133,686    124,825     72,973     59,377     74,149     74,867     82,366    116,017         --
           No. of Units        --        597         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --     13.123     13.585     13.439     13.132     13.179     13.066     13.095     12.500         --
   Value at End of Year        --     13.948     13.123     13.585     13.439     13.132     13.179     13.066     13.095         --
           No. of Units        --    150,084    184,146    149,284    110,981    132,850    248,019    424,130    503,856         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --     12.354     12.809     12.690     12.419     12.482     12.394     12.500         --         --
   Value at End of Year        --     13.112     12.354     12.809     12.690     12.419     12.482     12.394         --         --
           No. of Units        --      4,345      2,889      2,181      1,978     10,443     11,403      2,770         --         --
U.S. HIGH YIELD BOND TRUST (MERGED INTO HIGH YIELD TRUST EFF 11-08-10) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
 Value at Start of Year        --     10.899     14.021     13.869     12.867     12.500         --         --         --         --
   Value at End of Year        --     15.708     10.899     14.021     13.869     12.867         --         --         --         --
           No. of Units        --     64,224     30,675     18,916     19,105      4,834         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
 Value at Start of Year        --     10.879     14.003     13.857     12.863     12.500         --         --         --         --
   Value at End of Year        --     15.672     10.879     14.003     13.857     12.863         --         --         --         --
           No. of Units        --     35,616     23,521     22,727     23,999     29,600         --         --         --         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
 Value at Start of Year        --     10.819     13.947     13.823     12.850     12.500         --         --         --         --
   Value at End of Year        --     15.562     10.819     13.947     13.823     12.850         --         --         --         --
           No. of Units        --      9,414      6,959      6,439      8,796      3,096         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
 Value at Start of Year        --     10.799     13.928     13.811     12.846     12.500         --         --         --         --
   Value at End of Year        --     15.526     10.799     13.928     13.811     12.846         --         --         --         --
           No. of Units        --      7,032        232        959        125        594         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
 Value at Start of Year        --         --         --     13.777     12.833     12.500         --         --         --         --
   Value at End of Year        --         --         --     13.873     13.777     12.833         --         --         --         --
           No. of Units        --         --         --         --         --         --         --         --         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES I SHARES
 (units first credited 5-01-1999)
Contracts with no Optional Benefits
 Value at Start of Year        --         --     14.719     15.001     13.768     13.213     12.268      9.090     12.341     12.862
   Value at End of Year        --         --      8.856     14.719     15.001     13.768     13.213     12.268      9.090     12.341
           No. of Units        --         --  2,405,748  3,212,916  4,013,012  5,077,302  6,277,196  5,308,573  6,231,732  6,796,334
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
 Value at Start of Year        --         --     13.688     13.958     12.816     12.307     11.432      8.475     11.511     12.500
   Value at End of Year        --         --      8.232     13.688     13.958     12.816     12.307     11.432      8.475     11.511
           No. of Units        --         --    713,140    883,691  1,043,569  1,325,566  1,433,715  1,223,127  1,306,256    543,393
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
 Value at Start of Year        --         --     14.068     14.367     13.212     12.705     11.820      8.776     11.938     12.467
   Value at End of Year        --         --      8.447     14.068     14.367     13.212     12.705     11.820      8.776     11.938
           No. of Units        --         --    290,695    371,368    486,093    629,766    784,268    706,408    763,615    851,029

Vantage Prior

                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year        --        --    13.500    13.793    12.691    12.210    11.365     8.443    11.490    12.500
    Value at End of Year        --        --     8.102    13.500    13.793    12.691    12.210    11.365     8.443    11.490
            No. of Units        --        --   331,455   384,557   560,751   684,361   849,578   886,939   970,148   839,168
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) -
  SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year        --        --    15.879    16.212    14.920    14.331    13.340     9.912    12.500        --
    Value at End of Year        --        --     9.536    15.879    16.212    14.920    14.331    13.340     9.912        --
            No. of Units        --        --   360,880   420,757   748,540   832,991   930,750   744,065   611,671        --
            No. of Units        --        --     3,987       310        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year        --        --    15.834    16.175    14.893    14.313    13.329     9.909    12.500        --
    Value at End of Year        --        --     9.505    15.834    16.175    14.893    14.313    13.329     9.909        --
            No. of Units        --        --   385,879   442,274   572,165   866,461   885,959   935,324   638,340        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year        --        --    15.701    16.063    14.812    14.256    13.297     9.900    12.500        --
    Value at End of Year        --        --     9.410    15.701    16.063    14.812    14.256    13.297     9.900        --
            No. of Units        --        --    94,551   103,230   110,459   128,668   114,004    40,698    14,742        --
            No. of Units        --        --       474        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year        --        --    15.657    16.026    14.785    14.237    13.286     9.897    12.500        --
    Value at End of Year        --        --     9.379    15.657    16.026    14.785    14.237    13.286     9.897        --
            No. of Units        --        --    71,541    86,254   142,647   154,702   169,329   141,303   192,924        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year        --        --    17.951    18.402    17.003    16.397    15.324    12.500        --        --
    Value at End of Year        --        --    10.737    17.951    18.402    17.003    16.397    15.324        --        --
            No. of Units        --        --     6,995     8,943     9,817     9,714    13,240     2,638        --        --
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
  Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
    Value at End of Year    12.410        --        --        --        --        --        --        --        --        --
            No. of Units    96,998        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
    Value at End of Year    12.407        --        --        --        --        --        --        --        --        --
            No. of Units    14,829        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
    Value at End of Year    12.400        --        --        --        --        --        --        --        --        --
            No. of Units    89,087        --        --        --        --        --        --        --        --        --
            No. of Units     1,675        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
    Value at End of Year    12.397        --        --        --        --        --        --        --        --        --
            No. of Units     1,558        --        --        --        --        --        --        --        --        --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
  Value at Start of Year    17.405    13.214    21.876    17.440    13.520    11.753     9.223     6.963     9.250    12.500
    Value at End of Year    19.524    17.405    13.214    21.876    17.440    13.520    11.753     9.223     6.963     9.250
            No. of Units   199,406   249,950   319,144   496,173   672,686   673,118   602,858   438,317   323,742   244,505
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year    17.330    13.164    21.803    17.391    13.488    11.732     9.211     6.957     9.247    12.500
    Value at End of Year    19.429    17.330    13.164    21.803    17.391    13.488    11.732     9.211     6.957     9.247
            No. of Units   168,277   195,787   215,400   287,954   303,781   380,225   352,997   309,136   253,695    75,795
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year    17.105    13.013    21.586    17.243    13.394    11.667     9.174     6.940     9.238    12.500
    Value at End of Year    19.150    17.105    13.013    21.586    17.243    13.394    11.667     9.174     6.940     9.238
            No. of Units    21,988    31,966    50,900    76,070    72,448   104,401    75,469    71,484    51,860    28,561

Vantage Prior

                            YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                          12/31/10  12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                          --------  --------  --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year    17.031    12.963    21.514     17.195     13.363     11.646      9.162      6.934      9.234     12.500
    Value at End of Year    19.057    17.031    12.963     21.514     17.195     13.363     11.646      9.162      6.934      9.234
            No. of Units    84,746    84,877    95,944    197,159    139,111    158,378    154,895    162,297    158,320    138,460
UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year    26.818    20.407    33.831     27.035     20.996     18.294     14.377     10.876     12.500         --
    Value at End of Year    30.003    26.818    20.407     33.831     27.035     20.996     18.294     14.377     10.876         --
            No. of Units   108,218   130,425   151,584    281,911    290,775    276,422    205,928    124,556     89,246         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year    26.716    20.339    33.736     26.973     20.958     18.270     14.366     10.873     12.500         --
    Value at End of Year    29.873    26.716    20.339     33.736     26.973     20.958     18.270     14.366     10.873         --
            No. of Units    98,994    84,972    96,747    139,031    194,791    198,667    172,641    172,784    120,363         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year    26.411    20.138    33.452     26.786     20.844     18.198     14.330     10.862     12.500         --
    Value at End of Year    29.489    26.411    20.138     33.452     26.786     20.844     18.198     14.330     10.862         --
            No. of Units    14,755    17,273    27,101     48,246     50,023     47,774     20,967     12,183      2,077         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year    26.311    20.071    33.358     26.724     20.806     18.174     14.319     10.859     12.500         --
    Value at End of Year    29.362    26.311    20.071     33.358     26.724     20.806     18.174     14.319     10.859         --
            No. of Units    20,251    39,262    49,536     57,785     53,344     66,085     40,364     34,793     49,696         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year    27.370    20.910    34.806     27.926     21.774     19.048     15.030     12.500         --         --
    Value at End of Year    30.498    27.370    20.910     34.806     27.926     21.774     19.048     15.030         --         --
            No. of Units     2,311     2,708     2,728     10,122      9,201      9,416      7,542        298         --         --
VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
  Value at Start of Year    19.294    13.880    23.842     22.378     18.775     16.940     14.938     10.934     14.385     14.128
    Value at End of Year    23.218    19.294    13.880     23.842     22.378     18.775     16.940     14.938     10.934     14.385
            No. of Units   573,489   695,866   911,633  1,341,710  1,670,895  1,866,381  2,569,239  2,675,854  3,536,006  4,020,292
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
  Value at Start of Year    16.381    11.790    20.263     19.028     15.973     14.419     12.721      9.316     12.262     12.500
    Value at End of Year    19.704    16.381    11.790     20.263     19.028     15.973     14.419     12.721      9.316     12.262
            No. of Units   311,306   382,705   452,634    525,740    635,082    806,639    820,056    830,260    915,180    524,403
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
  Value at Start of Year    20.861    15.037    25.882     24.341     20.463     18.500     16.347     11.988     15.804     15.553
    Value at End of Year    25.054    20.861    15.037     25.882     24.341     20.463     18.500     16.347     11.988     15.804
            No. of Units    61,552    70,027    83,364    120,732    146,528    156,360    269,565    283,567    391,865    495,674
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
  Value at Start of Year    16.091    11.605    19.985     18.805     15.816     14.306     12.647      9.280     12.240     12.500
    Value at End of Year    19.316    16.091    11.605     19.985     18.805     15.816     14.306     12.647      9.280     12.240
            No. of Units   138,753   144,051   173,709    213,421    248,903    271,244    337,831    337,417    381,068    365,986
VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
  Value at Start of Year    16.567    11.951    20.559     19.334     16.255     14.693     12.973      9.506     12.500         --
    Value at End of Year    19.895    16.567    11.951     20.559     19.334     16.255     14.693     12.973      9.506         --
            No. of Units   173,500   185,697   219,930    328,284    321,546    274,214    333,067    196,588    134,449         --
            No. of Units     2,651     3,316     3,548        238         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
  Value at Start of Year    16.504    11.911    20.501     19.290     16.226     14.674     12.962      9.503     12.500         --
    Value at End of Year    19.809    16.504    11.911     20.501     19.290     16.226     14.674     12.962      9.503         --
            No. of Units   137,286   152,525   183,106    218,483    367,536    366,147    468,418    416,769    424,623         --
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
  Value at Start of Year    16.316    11.793    20.329     19.156     16.137     14.616     12.930      9.494     12.500         --
    Value at End of Year    19.554    16.316    11.793     20.329     19.156     16.137     14.616     12.930      9.494         --
            No. of Units    33,234    41,051    51,804     69,243     52,155     31,701     54,054     17,188      3,602         --
            No. of Units       136        88        93         --         --         --         --         --         --         --

Vantage Prior

                            YEAR      YEAR      YEAR      YEAR      YEAR     YEAR       YEAR      YEAR      YEAR      YEAR
                            ENDED    ENDED      ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
  Value at Start of Year    16.254    11.754    20.271    19.112    16.108    14.597    12.920     9.491    12.500        --
    Value at End of Year    19.470    16.254    11.754    20.271    19.112    16.108    14.597    12.920     9.491        --
            No. of Units    33,038    38,517    46,724    43,021    45,698    44,838    48,518    67,228    29,501        --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
  Value at Start of Year    20.388    14.766    25.504    24.082    20.327    18.447    16.352    12.500        --        --
    Value at End of Year    24.386    20.388    14.766    25.504    24.082    20.327    18.447    16.352        --        --
            No. of Units     2,224     2,662     2,810     3,253     3,310     2,937     1,178       621        --        --

[JOHN HANCOCK LOGO]
the future is yours (R)

                 To obtain a Venture Vantage(R) Variable Annuity
               Account Statement of Additional Information ("SAI")

                              Send this request to:

 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:
                             Venture Vantage(R) SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9505
                            Portsmouth, NH 03802-9505

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                            Venture Vantage(R) NY SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9506
                            Portsmouth, NH 03802-9506

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--------------------------------------------------------------------------------

Please send me a VENTURE VANTAGE(R) VARIABLE ANNUITY Statement of Additional Information dated
May 2, 2011, for

          [ ]     Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

          [ ]     Contracts issued in the State of New York (Separate Account
          A).

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                                Company (U.S.A.)
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